As filed with the Securities and Exchange Commission on November 10, 1999

                                                Securities Act File No.333-88355
                                        Investment Company Act File No. 811-6502


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|X|                       Pre-Effective Amendment No. 1
|_|                       Post-Effective Amendment No.
                        (Check appropriate box or boxes)


                               -------------------

                             MuniYield Florida Fund
             (Exact Name of Registrant as Specified in Its Charter)

                                 (609) 282-2800
              (Registrant's Telephone Number, including Area Code)

                               -------------------

                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices:
                     Number, Street, City, State, Zip Code)

                               -------------------

                                 Terry K. Glenn
                             MuniYield Florida Fund
              800 Scudders Mill Road, Plainsboro, New Jersey 08536
                                Mailing Address:
                 P.O. Box 9011, Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)

                               -------------------


                                   Copies to:
          Frank P. Bruno, Esq.                Michael J. Hennewinkel, Esq.
            BROWN & WOOD LLP              MERRILL LYNCH ASSET MANAGEMENT, L.P.
         One World Trade Center                  800 Scudders Mill Road
        New York, NY  10048-0557                  Plainsboro, NJ 08536


                               -------------------

 Approximate Date Of Proposed Public Offering: As soon as practicable after the
   Registration Statement becomes effective under the Securities Act of 1933.

                               -------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


============================================================================================================================
                                                                   Proposed           Proposed
                                                                   Maximum            Maximum          Amount of
                                               Amount Being     Offering Price   Aggregate Offering   Registration
 Title of Securities Being Registered         Registered (1)     Per Unit (1)         Price (1)          Fee(3)
----------------------------------------------------------------------------------------------------------------------------
 Common Shares ($.10 par value).............     6,184,861          $13.57           $83,928,564         $23,332
----------------------------------------------------------------------------------------------------------------------------
 Auction Market Preferred Stock, Series B ..       1,600          $25,000(2)           $40,000           $11,120
============================================================================================================================


(1)   Estimated solely for the purpose of calculating the filing fee.

(2) Represents the liquidation preference of a share of preferred stock after the reorganization.


(3) Previously paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.


      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                             MUNIYIELD FLORIDA FUND
                              MUNIVEST FLORIDA FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                              --------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                              --------------------

                         TO BE HELD ON DECEMBER 15, 1999

TO THE SHAREHOLDERS OF
     MUNIYIELD FLORIDA FUND
     MUNIVEST FLORIDA FUND:

      NOTICE IS HEREBY GIVEN that the special meetings of shareholders (the "Meetings") of MuniYield Florida Fund ("MuniYield Florida") and MuniVest Florida Fund ("MuniVest Florida") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, December 15, 1999 at 3:00 p.m. Eastern time (for MuniYield Florida) and 2:00 p.m. Eastern time (for MuniVest Florida) for the following purposes:


            (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniVest Florida by MuniYield Florida, in exchange solely for an equal aggregate value of newly-issued common shares of beneficial interest of MuniYield Florida ("MuniYield Florida Common Shares") and shares of a newly-created series of auction market preferred shares ("AMPS") of MuniYield Florida to be designated Series B ("MuniYield Florida Series B AMPS"); (ii) the issuance of a new series of AMPS of MuniYield Florida to be designated Series B; (iii) the distribution by MuniVest Florida of the MuniYield Florida Common Shares to the holders of common shares of beneficial interest of MuniVest Florida and the MuniYield Florida Series B AMPS to the holders of AMPS of MuniVest Florida; and (iv) the designation of the currently outstanding series of AMPS of MuniYield Florida as Series A AMPS. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and termination of MuniVest Florida and the termination of its registration under the Investment Company Act of 1940;


            (2) To transact such other business as properly may come before the Meetings or any adjournment thereof.


      If the proposed Reorganization is approved by the shareholders at the Meetings and effected by the Funds, any shareholder (1) who files with the applicable Fund before the taking of the vote on the approval of such Agreement and Plan of Reorganization, written objection to the proposed Reorganization stating that he or she intends to demand payment for his or her shares if the Reorganization takes place and (2) whose shares are not voted in favor of such Agreement and Plan of Reorganization has or may have the right to demand in writing from MuniYield Florida Fund, within twenty days after the date of mailing to him or her of notice in writing that the Reorganization has become effective, payment for his or her shares and an appraisal of the value thereof. MuniYield Florida Fund and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts. See "The Reorganization -- Agreement and Plan of Reorganization -- Appraisal Rights" in the Proxy Statement.


      The Boards of Trustees of MuniYield Florida and MuniVest Florida have fixed the close of business on October 20, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

      A complete list of the shareholders of MuniYield Florida and MuniVest Florida entitled to vote at the Meetings will be available and open to the examination of any shareholder of MuniYield Florida or MuniVest

Florida, respectively, for any purpose germane to the Meetings during ordinary business hours from and after December 1, 1999, at the offices of MuniYield Florida, 800 Scudders Mill Road, Plainsboro, New Jersey.

      You are cordially invited to attend the Meetings. Shareholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy applicable to their fund and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees of MuniYield Florida or MuniVest Florida, as applicable.

                                        By Order of the Boards of Trustees
                                        ALICE A. PELLEGRINO
                                        Secretary of MuniYield Florida Fund and
                                        MuniVest Florida Fund


Plainsboro, New Jersey
Dated: November 10, 1999

                         PROXY STATEMENT AND PROSPECTUS
                             MUNIYIELD FLORIDA FUND
                              MUNIVEST FLORIDA FUND
                 P.O. Box 9011, Princeton, New Jersey 08543-9011
                                 (609) 282-2800


                              --------------------

                        SPECIAL MEETINGS OF SHAREHOLDERS

                              --------------------

                                DECEMBER 15, 1999

      This Joint Proxy Statement and Prospectus is furnished to you as a shareholder of one of the funds listed above. A Special Meeting of the shareholders of each of these funds will be held on December 15, 1999 to consider the items that are listed below and discussed in greater detail elsewhere in this Proxy Statement and Prospectus. The Board of Trustees of each of the funds is requesting its shareholders to submit a proxy to be used at the Special Meeting to vote the shares held by the shareholder submitting the proxy.

      The proposals to be considered at the Special Meetings are:

      1. To approve or disapprove an Agreement and Plan of Reorganization between the funds; and

      2. To transact such other business as may properly come before the Special Meetings or any adjournment thereof.

      The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Proxy Statement and Prospectus as the Reorganization. The Reorganization involves the combination of two funds into one. The two funds are:

            MuniYield Florida Fund ("MuniYield Florida"), which will be the surviving fund; and

            MuniVest Florida Fund ("MuniVest Florida"), which will be the acquired fund.

      MuniYield Florida and MuniVest Florida are sometimes referred to herein collectively as the "Funds" and individually as a "Fund."


      In the Reorganization, MuniYield Florida will (i) acquire substantially all of the assets and assume substantially all of the liabilities of MuniVest Florida solely in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of MuniYield Florida ("MuniYield Florida Common Shares"), par value $.10 per share, and shares of a newly-created series of its auction market preferred shares ("AMPS") of MuniYield Florida with a par value of $.05 per share and a liquidation preference of $25,000 per share to be designated Series B ("MuniYield Florida Series B AMPS"); (ii) designate the currently outstanding series of AMPS of MuniYield Florida as Series A AMPS and
(iii) issue a new series of AMPS to be designated Series B AMPS. MuniVest Florida will distribute the MuniYield Florida Common Shares and MuniYield Florida Series B AMPS received in the Reorganization to its shareholders and will then liquidate and terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"). MuniYield Florida will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement and Prospectus.

      In the Reorganization, MuniYield Florida will issue its Common Shares and AMPS to MuniVest Florida based on the value of the assets transferred to MuniYield Florida by MuniVest Florida. These shares will then be distributed by MuniVest Florida to its shareholders based on the value of the shares held by each shareholder just prior to the Reorganization. A holder of common shares of beneficial interest of MuniVest Florida will receive MuniYield Florida Common Shares and a holder of AMPS of MuniVest Florida will receive shares of the newly-created MuniYield Florida Series B AMPS. Approval of the Reorganization will also constitute approval of the issuance by MuniYield Florida of the MuniYield Florida Series B AMPS.


      This Proxy Statement and Prospectus serves as a prospectus of MuniYield Florida in connection with the issuance of MuniYield Florida Common Shares and the MuniYield Florida Series B AMPS in the Reorganization.

                               -------------------

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

                               -------------------


     The date of this Proxy Statement and Prospectus is November 10, 1999.

      The Proxy Statement and Prospectus sets forth information about MuniYield Florida and MuniVest Florida that shareholders of the Funds should know before considering the Reorganization and should be retained for future reference. Each of the Funds has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

      The address of the principal executive offices of MuniYield Florida and MuniVest Florida is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

      The common shares of beneficial interest of each of the Funds ("Common Shares") are listed on the New York Stock Exchange (the "NYSE") under the symbols "MYF" (MuniYield Florida) and "MVS" (MuniVest Florida). Subsequent to the Reorganization, MuniYield Florida Common Shares will continue to be listed on the NYSE under the symbol "MYF". Reports, proxy materials and other information concerning either Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
INTRODUCTION............................................................   5

ITEM 1:  THE REORGANIZATION.............................................   5

  SUMMARY...............................................................   5

  RISK FACTORS AND SPECIAL CONSIDERATIONS...............................  13
    Florida Municipal Bonds.............................................  13
    Interest Rate and Credit Risk.......................................  13
    Non-diversification.................................................  13
    Rating Categories...................................................  13
    Private Activity Bonds..............................................  13
    Taxes...............................................................  13
    Leverage............................................................  13
    Inverse Floating Obligations........................................  14
    Options and Futures Transactions....................................  15
    Antitakeover Provisions.............................................  15
    Ratings Considerations..............................................  15

  COMPARISON OF THE FUNDS...............................................  15
    Financial Highlights................................................  15
      MuniYield Florida.................................................  15
      MuniVest Florida..................................................  18
    Investment Objective and Policies...................................  20
    Description of Florida Municipal Bonds and Municipal Bonds..........  23
    Special Considerations Relating to Florida Municipal Bonds..........  24
    Other Investment Policies...........................................  24
    Information Regarding Options and Futures Transactions..............  25
    Investment Restrictions.............................................  28
    Rating Agency Guidelines............................................  29
    Portfolio Composition...............................................  30
    Portfolio Transactions..............................................  31
    Portfolio Turnover..................................................  31
    Net Asset Value.....................................................  32
    Capital Shares......................................................  32
    Certain Provisions of the Declaration of Trust......................  34
    Management of the Funds.............................................  35
    Code of Ethics......................................................  36
    Voting Rights.......................................................  36
    Shareholder Inquiries...............................................  37
    Dividends and Distributions.........................................  37
    Automatic Dividend Reinvestment Plan................................  38
    Mutual Fund Investment Option.......................................  40
    Liquidation Rights of Holders of AMPS...............................  40
    Tax Rules Applicable to the Funds and their Shareholders............  40
    Florida Taxation of the Funds.......................................  45

  AGREEMENT AND PLAN OF REORGANIZATION..................................  45
    General.............................................................  45
    Procedure...........................................................  46
    Terms of the Agreement and Plan of Reorganization...................  46
    Potential Benefits to Common Shareholders of the Funds as a
      Result of the Reorganization .....................................  48
    Surrender and Exchange of Share Certificates........................  49
    Tax Consequences of the Reorganization..............................  50
    Appraisal Rights....................................................  51

                                                                         PAGE
                                                                         ----
    Capitalization....................................................    51
  INFORMATION CONCERNING THE SPECIAL MEETINGS.........................    52
    Date, Time and Place of Meetings..................................    52
    Solicitation, Revocation and Use of Proxies.......................    52
    Record Date and Outstanding Shares................................    52
    Security Ownership of Certain Beneficial Owners and Management....    53
    Voting Rights and Required Vote...................................    53

  ADDITIONAL INFORMATION..............................................    53
    Year 2000 Issues..................................................    54

  CUSTODIAN...........................................................    54

  TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.............    55

  LEGAL PROCEEDINGS...................................................    55

  LEGAL OPINIONS......................................................    55

  EXPERTS.............................................................    55



INDEX TO FINANCIAL STATEMENTS.........................................   F-1
EXHIBIT I     INFORMATION PERTAINING TO EACH FUND.....................   I-1
EXHIBIT II    AGREEMENT AND PLAN OF REORGANIZATION....................  II-1
EXHIBIT III   ECONOMIC AND OTHER CONDITIONS IN FLORIDA................ III-1
EXHIBIT IV    SECTIONS 86 THROUGH 98 OF CHAPTER 156B OF THE
              MASSACHUSETTS GENERAL LAWS (THE MASSACHUSETTS
              BUSINESS CORPORATION LAW)...............................  IV-1
EXHIBIT V     RATINGS OF MUNICIPAL BONDS..............................   V-1

                                  INTRODUCTION


      This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of MuniYield Florida and MuniVest Florida for use at the Meetings to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on December 15, 1999, at 3:00 p.m. Eastern time (for MuniYield) and 2:00 p.m. Eastern time (for MuniVest). The mailing address for both Funds is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is November 12, 1999.


      Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of MuniYield Florida or MuniVest Florida, as applicable, at the address indicated above or by voting in person at the appropriate Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the proposal, Item 1, to approve the Agreement and Plan of Reorganization between MuniYield Florida and MuniVest Florida (the "Agreement and Plan of Reorganization").

      With respect to Item 1, assuming a quorum is present at the Meetings, approval of the Agreement and Plan of Reorganization will require the affirmative vote of shareholders representing (i) a majority of the outstanding MuniYield Florida Common Shares and MuniYield Florida AMPS, voting together as a single class, and a majority of the outstanding MuniYield Florida AMPS, voting separately as a class, and (ii) a majority of the outstanding MuniVest Florida Common Shares and MuniVest Florida AMPS, voting together as a single class, and a majority of the outstanding MuniVest Florida AMPS, voting separately as a class. Because of the requirement that the Agreement and Plan of Reorganization be approved by shareholders of both Funds, the Reorganization will not take place if shareholders of either Fund do not approve the Agreement and Plan of Reorganization.

      The Board of Trustees of each Fund has fixed the close of business on October 20, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, each Fund had outstanding the number of Common Shares and AMPS indicated in Exhibit I. To the knowledge of the management of each of the Funds, no person owned beneficially more than 5% of the respective outstanding shares of either class of either Fund at the Record Date.

      The Boards of Trustees of the Funds know of no business other than that discussed in Item 1 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                           ITEM 1: THE REORGANIZATION

SUMMARY

      The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization attached hereto as
Exhibit II.


      In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniVest Florida by MuniYield Florida and the subsequent distribution of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS to the holders of MuniVest Florida Common Shares and MuniVest Florida AMPS, respectively; (ii) the designation of the currently outstanding series of MuniYield Florida AMPS as Series A AMPS,
(iii) the issuance by MuniYield Florida of a new series of AMPS to be designated Series B AMPS and (iv) the subsequent deregistration and termination of MuniVest Florida.

      At meetings of the Boards of Trustees of the Funds, the Reorganization was approved by the Board of Trustees of MuniYield Florida by a unanimous vote and by the Board of Trustees of MuniVest Florida by the affirmative vote of all of the Trustees present at the meeting, representing more than two-thirds of the total number of Trustees. Subject to obtaining the necessary approvals from the shareholders of each Fund, the Board of Trustees of MuniVest Florida also deemed advisable the deregistration of MuniVest Florida under the Investment Company Act and its termination under the laws of the Commonwealth of Massachusetts. The Reorganization requires approval of the shareholders of both Funds. The Reorganization will not take place if the shareholders of either Fund do not approve the Agreement and the Plan of Reorganization.

      Both Funds seek to provide shareholders with current income exempt from Federal income taxes and the opportunity to own shares whose value is exempt from the Florida intangible personal property tax ("Florida

Municipal Bonds"). Both of the Funds seek to achieve their investment objectives by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enable shares of the Fund to be exempt from the Florida intangible personal property tax. Under normal circumstances, at least 65% of each Fund's total assets will be invested in Florida Municipal Bonds and at least 80% of each Fund's total assets will be invested in Florida Municipal Bonds and other long-term municipal obligations that pay interest exempt from Federal income taxes ("Municipal Bonds"). MuniVest Florida may invest up to 25% of its assets in municipal obligations rated below investment grade; MuniYield Florida invests only in municipal obligations that are rated investment grade, or if unrated are considered by Fund Asset Management, L.P. ("FAM"), the investment adviser to both Funds to be of comparable quality.


      Both of the Funds are non-diversified, leveraged, closed-end management investment companies registered under the Investment Company Act. If the shareholders of the Funds approve the Reorganization, MuniYield Florida Common Shares and MuniYield Florida Series B AMPS will be issued to MuniVest Florida in exchange for the assets of MuniVest Florida and thereafter MuniVest Florida will distribute these shares to its shareholders as provided in the Agreement and Plan of Reorganization. After the Reorganization, MuniVest Florida will terminate its registration under the Investment Company Act and its Declaration of Trust under Massachusetts law.

      Based upon their evaluation of all relevant information, the Trustees of each of the Funds have determined that the Reorganization will potentially benefit the holders of Common Shares of that Fund. Specifically, after the Reorganization, the MuniVest Florida shareholders will remain invested in a closed-end fund with an investment objective and policies substantially similar to those of MuniVest Florida and that uses substantially the same management personnel. In addition, it is anticipated that common shareholders of both Funds will be subject to a reduced overall operating expense ratio based on the anticipated pro forma combined total operating expenses and the total combined assets of the surviving fund after the Reorganization. The Boards also considered the relative tax positions of the Funds' portfolios. It is not anticipated that the Reorganization will directly benefit the holders of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of AMPS of either Fund.

      If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect. Under the Agreement and Plan of Reorganization, however, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of that Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Funds' shareholders, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Trustees of MuniYield Florida and MuniVest Florida or (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations has not been fulfilled or waived by such Fund's Board of Trustees.


                   Fee Table for Common Shareholders
                  of MuniYield Florida and MuniVest Florida and
       Pro Forma MuniYield Florida as of June 30, 1999 (Unaudited)(a)

                                                                                 Actual
                                                                        ------------------------
                                                                                                    ProForma
                                                                        MuniYield      MuniVest     MuniYield
                                                                          Florida       Florida      Florida
                                                                         ---------     --------    ----------
Common Shareholder Transaction Expenses
      Maximum Sales Load (as a percentage of offering price)......         None(b)       None(b)       None(c)
      Dividend Reinvestment Plan Fees.............................         None          None          None
Annual Expenses (as a percentage of  net assets attributable to Common Shares at June 30, 1999)(d)
      Investment Advisory Fees(e).................................         0.74%         0.75%         0.75%
      Interest Payments on Borrowed Funds.........................         None          None          None
      Other Expenses..............................................         0.37%         0.45%         0.31%
                                                                         ------         -----         -----
Total Annual Expenses.............................................         1.11%         1.20%         1.06%
                                                                         ======         =====         =====


                                                   (footnotes on following page)

----------
(a) No information is presented with respect to AMPS because neither Fund's operating expenses nor expenses of the Reorganization will be borne by the holders of AMPS of either Fund. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.
(b) Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges.
(c) No sales load will be charged on the issuance of shares in the Reorganization. Common Shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.
(d) The annual operating expenses for pro forma MuniYield Florida are projections for a 12-month period.
(e) Based on net assets of each Fund and pro forma MuniYield Florida, excluding assets attributable to AMPS. If assets attributable to AMPS are included, the Investment Advisory Fee for each Fund and pro forma MuniYield Florida would be 0.50% and the Total Annual Expenses would be 0.75%, 0.80%, and 0.71%.


Example:
                    Cumulative Expenses Paid on Common Shares
                           for the Periods Indicated:


                                                                    1 Year    3 Years    5 Years  10 Years
                                                                     -----    ------     ------    -------
An investor would pay the following expenses on a $1,000
   investment, assuming (1) the operating expense ratio
   for each Fund (as a percentage of net assets
   attributable to Common Shares) set forth in the table
   above and (2) a 5% annual return throughout the period:
      MuniYield Florida........................................       $11       $35        $61      $135
      MuniVest Florida.........................................       $12       $38        $66      $145
      Pro Forma MuniYield Florida*.............................       $11       $34        $58      $129


----------

* Assumes that the Reorganization had taken place on June 30, 1999.

      The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a common shareholder of each of the Funds will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Example set forth above assumes that the Common Shares were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by Securities and Exchange Commission (the "SEC") regulations. The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. See "Comparison of the Funds" and "The Reorganization - Potential Benefits to Common Shareholders of the Funds as a Result of the Reorganization."


Business of MuniYield Florida .......   MuniYield Florida was organized as a
                                          business trust under the laws of the
                                          Commonwealth of Massachusetts on
                                          January 21, 1992 and commenced
                                          operations on February 28, 1992.
                                          MuniYield Florida is a
                                          non-diversified, leveraged, closed-end
                                          management investment company whose
                                          investment objective is to provide
                                          shareholders with current income
                                          exempt from Federal income tax. The
                                          Fund also seeks to provide
                                          shareholders with the opportunity to
                                          own shares the value of which is
                                          exempt from the Florida intangible
                                          personal property tax. MuniYield
                                          Florida seeks to achieve its
                                          investment objective by investing
                                          primarily in a portfolio of Florida
                                          Municipal Bonds. The Fund intends to
                                          invest primarily in long-term Florida
                                          Municipal Bonds and Municipal Bonds
                                          with a maturity of more than ten
                                          years. The weighted average maturity
                                          of the Fund's portfolio was 21.12
                                          years as of September 30, 1999. The
                                          average maturity of the Fund's
                                          portfolio securities, and therefore
                                          the Fund's portfolio as a whole, will
                                          vary based upon FAM's assessment of
                                          economic and market conditions. See
                                          "Comparison of the Funds - Investment
                                          Objectives and Policies."

                                      MuniYield Florida has outstanding both
                                        Common Shares and AMPS. As of
                                        September 30, 1999, MuniYield Florida
                                        had net assets of $163,631,640.

Business of MuniVest Florida.......   MuniVest Florida was organized as a
                                        business trust under the laws of the
                                        Commonwealth of Massachusetts on March
                                        5, 1993 and commenced operations on
                                        April 30, 1993. MuniVest Florida is a
                                        non-diversified, leveraged, closed-end
                                        management investment company whose
                                        investment objective is to provide
                                        shareholders with current income
                                        exempt from Federal income tax. The
                                        Fund also seeks to provide
                                        shareholders with the opportunity to
                                        own shares the value of which is
                                        exempt from the Florida intangible
                                        personal property tax. MuniVest
                                        Florida seeks to achieve its
                                        investment objective by investing
                                        primarily in a portfolio of Florida
                                        Municipal Bonds. MuniVest Florida may
                                        invest up to 25% of its assets in
                                        municipal bonds rated below investment
                                        grade. The Fund intends to invest
                                        primarily in long-term Florida Municipal
                                        Bonds and Municipal Bonds with a
                                        maturity of more than ten years. The
                                        weighted average maturity of the Fund's
                                        portfolio was 20.18 years as of
                                        September 30, 1999. The average maturity of the Fund's portfolio securities, and therefore the Fund's portfolio as a whole, will vary based upon FAM's assessment of economic and market conditions. See "Comparison of the Funds--Investment Objective and
                                        Policies."

                                      MuniVest Florida has outstanding both
                                        Common Shares and AMPS. As of
                                        September 30, 1999, MuniVest Florida
                                        had net assets of $115,895,770.

Comparison of the Funds............   Investment Objectives and Policies.
                                        The Funds have substantially similar
                                        investment objectives and policies. Both
                                        Funds seek to provide shareholders
                                        (including holders of AMPS) with current income exempt from Federal income tax and to provide shareholders with the opportunity to own shares, the value of which is, exempt from the Florida intangible personal property tax and seek to achieve this objective by investing primarily in a portfolio of Florida Municipal Bonds. The Funds intend to invest substantially all (at least 80%) of their respective assets in Florida Municipal Bonds except when in FAM's judgment Florida Municipal Bonds of sufficient quality and quantity are unavailable at suitable prices. Each Fund will, under normal circumstances, maintain at least 65% of its assets in Florida Municipal Bonds and at least 80% of its assets in Florida Municipal Bonds and Municipal Bonds. In addition, MuniVest Florida may invest up to 25% of its assets in below investment grade municipal obligations. MuniYield Florida does not have this ability. See "Comparison of the Funds - Investment Objective and Policies."

                                      Capital Shares. Each Fund has outstanding
                                        both Common Shares and AMPS. The Common
                                        Shares of both Funds are traded on the
                                        NYSE. As of September 30, 1999, (i) the
                                        net asset value per share of MuniYield
                                        Florida Common Shares was $13.59 and the market price per share was $12.00; (ii) the net asset value per share of MuniVest Florida Common Shares was $12.67 and the market price per share was $11.50. The AMPS of both Funds have a liquidation preference of $25,000 per share and are sold principally at auctions. See "Comparison of the Funds - Capital Shares."

                                        Auctions generally have been held and
                                        will be held every seven days for each
                                        series of AMPS of each of the Funds
                                        unless the applicable Fund elects,
                                        subject to certain limitations, to
                                        have a special dividend period. In
                                        connection with the Reorganization, it
                                        is anticipated that a holder of AMPS
                                        of MuniVest Florida will receive
                                        MuniYield Florida Series B AMPS with a
                                        dividend payment date and an auction
                                        date that fall on the same day of the
                                        week as the AMPS of MuniVest Florida
                                        that he or she holds. See "Comparison
                                        of the Funds--Capital Shares" and
                                        "Agreement and Plan of
                                        Reorganization--Terms of the Agreement
                                        and Plan of Reorganization." The
                                        following table provides information
                                        about the dividend rates for the
                                        currently outstanding AMPS of each of
                                        the Funds as of a recent auction.

                                           Auction Date               Fund        Dividend Rate
                                           ------------              ------       -------------
                                        October 20, 1999        MuniYield Florida      3.50%
                                        October 21, 1999        MuniVest Florida       3.40%

                                        Advisory Fees. FAM is the investment
                                          adviser for both Funds. The
                                          principal business address of FAM is
                                          800 Scudders Mill Road, Plainsboro,
                                          New Jersey 08536. FAM was organized
                                          as an investment adviser in 1977 and
                                          offers investment advisory services
                                          to more than 50 registered
                                          investment companies. The Asset
                                          Management Group of Merrill Lynch &
                                          Co., Inc. ("ML & Co.") (which
                                          includes FAM) acts as investment
                                          adviser for over 100 registered
                                          investment companies and also offers
                                          portfolio management and portfolio
                                          analysis services to individuals and
                                          institutional accounts.

                                        FAM is responsible for the management
                                          of each Fund's investment portfolio
                                          and for providing administrative
                                          services to each Fund. William R. Bock
                                          serves as portfolio manager for
                                          MuniYield Florida and MuniVest Florida
                                          and is expected to serve as portfolio
                                          manager of the combined fund.

                                        Pursuant to separate investment
                                          advisory agreements between each Fund
                                          and FAM, each Fund pays FAM a monthly
                                          fee at the annual rate of 0.50% of
                                          such Fund's average weekly net assets,
                                          including assets acquired from the
                                          sale of AMPS. Subsequent to the
                                          Reorganization, FAM will continue to
                                          receive compensation at the rate of
                                          0.50% of the average weekly net
                                          assets, including assets acquired from
                                          the sale of AMPS, of the combined
                                          fund. See "Comparison of the Funds -
                                          Management of the Funds."

                                        Other Significant Fees. The Bank of
                                          New York is the custodian for each
                                          Fund and serves as transfer agent,
                                          dividend disbursing agent and
                                          registrar for the Common Shares of
                                          each Fund. The Bank of New York is
                                          also the auction agent, transfer
                                          agent dividend disbursing agent and
                                          registrar for each Fund's AMPS. The
                                          Bank of New York receives a fee for
                                          these services. The principal
                                          business addresses are as follows:
                                          The Bank of New York, 90 Washington
                                          Street, New York, New York 10286
                                          (for its custodial services) and 101
                                          Barclay Street, New York, New York
                                          10286 (for its auction agency and
                                          transfer agency services). See
                                          "Comparison of the Funds -
                                          Management of the Funds."

                                        Overall Expense Ratio. As of June 30,
                                          1999, the overall annualized operating
                                          expense ratio for MuniYield Florida
                                          was 1.11%, based on net assets of
                                          approximately $113.5 million excluding
                                          AMPS, and 0.75%, based on net assets
                                          of approximately $168.5 million
                                          including AMPS; the overall annualized
                                          operating expense ratio for MuniVest
                                          Florida was 1.20%, based on net assets
                                          of approximately $79.3 million
                                          excluding AMPS, and 0.80%, based on
                                          net assets of approximately $119.3
                                          million including AMPS. If the
                                          Reorganization had taken place on June
                                          30, 1999, the overall operating
                                          expense ratio for Pro Forma MuniYield
                                          Florida would have been 1.06%, based
                                          on net assets of approximately $192.8
                                          million excluding AMPS, and 0.71%,
                                          based on net assets of approximately
                                          $287.8 million including AMPS.


                                        Purchases and Sales of Common Shares
                                          and AMPS. Purchase and sale procedures
                                          for the Common Shares of each of the
                                          Funds are identical, and investors
                                          typically purchase and sell Common
                                          Shares of the Funds through a
                                          registered broker-dealer on the NYSE,
                                          thereby incurring a brokerage
                                          commission set by the broker-dealer.
                                          Alternatively, investors may purchase
                                          or sell Common Shares of the Funds
                                          through privately negotiated
                                          transactions with existing
                                          shareholders.

                                        Purchase and sale procedures for the
                                          AMPS of each of the Funds also are
                                          identical. Such AMPS generally are
                                          purchased and sold at separate
                                          auctions conducted on a regular basis
                                          by The Bank of New York, as the
                                          auction agent for each Fund's AMPS
                                          (the "Auction Agent"). Unless
                                          otherwise permitted by the Funds,
                                          existing and potential holders of AMPS
                                          only may participate in auctions
                                          through their broker-dealers.
                                          Broker-dealers submit the orders of
                                          their respective customers who are
                                          existing and potential holders of AMPS
                                          to the Auction Agent. On or prior to
                                          each auction date for the AMPS (the
                                          business day next preceding the first
                                          day of each dividend period), each
                                          holder may submit orders to buy, sell
                                          or hold AMPS to its broker-dealer.
                                          Outside of these auctions, shares of
                                          AMPS may be purchased or sold through
                                          broker-dealers for the AMPS in a
                                          secondary trading market maintained by
                                          the broker-dealers. However, there can
                                          be no assurance that a secondary
                                          market will develop or if it does
                                          develop, that it will provide holders
                                          with a liquid trading market for the
                                          AMPS of either Fund.


                                        Ratings of AMPS. The AMPS of each Fund
                                          have been assigned a rating of AAA
                                          from Standard & Poor's ("S&P") and
                                          "aaa" from Moody's Investors Service,
                                          Inc. ("Moody's"). See "Comparison of
                                          the Funds - Rating Agency Guidelines."

                                        Ratings of Municipal Obligations.
                                          MuniYield Florida will invest only in
                                          municipal obligations that at the time
                                          of purchase are considered investment
                                          grade. MuniVest Florida will invest
                                          primarily in investment grade
                                          municipal obligations but may invest
                                          up to 25% of its assets in
                                          below investment grade municipal
                                          obligations.

                                        Portfolio Transactions. The portfolio
                                          transactions in which the Funds may
                                          engage are similar, as are the
                                          procedures for such transactions. See
                                          "Comparison of the Funds - Portfolio
                                          Transactions."

                                        Dividends and Distributions. The
                                          methods of dividend payment and
                                          distributions are similar for all of
                                          the Funds, both with respect to the
                                          Common Shares and the AMPS of each
                                          Fund. See "Comparison of the Funds -
                                          Dividends and Distributions."

                                        Net Asset Value. The net asset value
                                          per Common Share of each Fund is
                                          determined after the close of business
                                          on the NYSE (generally, 4:00 p.m.,
                                          Eastern time) on the last business
                                          day in each week. For purposes of
                                          determining the net asset value of
                                          the Common Shares of each Fund, the
                                          value of the securities held by the
                                          Fund plus any cash or other assets
                                          (including interest accrued but not
                                          yet received) minus all liabilities
                                          (including accrued expenses) and the
                                          aggregate liquidation value of the
                                          outstanding AMPS of the Fund is
                                          divided by the total number of
                                          Common Shares of the Fund
                                          outstanding at such time. Expenses,
                                          including fees payable to FAM, are
                                          accrued daily. See "Comparison of
                                          the Funds - Net Asset Value."

                                        Voting Rights. The corresponding
                                          voting rights of the holders of each
                                          Fund's Common Shares are substantially
                                          similar. Likewise, the corresponding
                                          voting rights of the holders of each
                                          Fund's AMPS are substantially similar.
                                          See "Comparison of the Funds - Capital
                                          Shares."

                                       Shareholder Services. An automatic
                                          dividend reinvestment plan is
                                          available to holders of each Fund's
                                          Common Shares. The plans are similar
                                          for the two

                                          Funds. See "Comparison of the Funds
                                          - Automatic Dividend Reinvestment
                                          Plan." Other shareholder services,
                                          including the provision of annual
                                          and semi-annual reports, are the
                                          same for the two Funds.


     Outstanding Securities of MuniYield Florida and MuniVest Florida as of
                               September 30, 1999


                                                                                 Amount
                                                                               Outstanding
                                                         Amount Held By       Exclusive of
                                            Amount      Fund for its Own     Amount Shown in
                 Title of Class           Authorized         Account         Previous Column
                  ------------            ----------    ----------------    ----------------
MuniYield Florida
   Common Shares.......................    Unlimited           -0-              7,993,842
   AMPS  ..............................    1,000,000           -0-                  2,200
MuniVest Florida
   Common Shares.......................    Unlimited           -0-              5,988,782
   AMPS  ..............................    1,000,000           -0-                  1,600

Tax Considerations...................   The Funds have jointly requested a
                                          private letter ruling from the IRS
                                          with respect to the Reorganization to
                                          the effect that, among other things,
                                          neither Fund will recognize gain or
                                          loss on the transaction and the
                                          shareholders of MuniVest Florida will
                                          not recognize gain or loss on the
                                          exchange of their shares for MuniYield
                                          Florida Common Shares (except to the
                                          extent that a holder of MuniVest
                                          Common Shares receives cash
                                          representing an interest in less than
                                          a full share of MuniYield Florida
                                          Common Shares in the Reorganization)
                                          or MuniYield Florida Series B AMPS.
                                          The consummation of the Reorganization
                                          is subject to the receipt of such
                                          ruling or of an opinion of counsel to
                                          the same effect. The Reorganization
                                          will not affect the status of
                                          MuniYield Florida as a regulated
                                          investment company (a "RIC") under the
                                          Internal Revenue Code of 1986, as
                                          amended (the "Code"). MuniVest Florida
                                          will liquidate pursuant to the
                                          Reorganization. See "Agreement and
                                          Plan of Reorganization -- Tax
                                          Consequences of the Reorganization."

                     RISK FACTORS AND SPECIAL CONSIDERATIONS


      Since both MuniYield Florida and MuniVest Florida invest primarily in a portfolio of Florida Municipal Bonds, any risks inherent in such investments apply equally to both Funds and will also apply to the combined fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of Common Shares or AMPS of either Fund or create additional risks.


Florida Municipal Bonds

      Each of the Funds ordinarily invests at least 65% of its portfolio in Florida Municipal Bonds and at least 80% of its portfolio in Florida Municipal Bonds and other Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of Florida Municipal Bonds than is a municipal bond fund that invests more widely. See "Comparison of the Funds -- Special Considerations Relating to Florida Municipal Bonds" and Exhibit III "Economic and Other Conditions in Florida."

Interest Rate and Credit Risk

      Each Fund invests in municipal bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Non-diversification

      Each Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to the effects of any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

Rating Categories


      The Funds intend to invest primarily in municipal bonds that are rated investment grade by S&P, Moody's or Fitch IBCA, Inc. ("Fitch") or are considered by FAM to be of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics. MuniVest Florida may invest up to 25% of its total assets in municipal bonds that are rated below investment grade at the time of purchase or in unrated municipal bonds that FAM believes are of comparable quality. MuniYield Floirda will not invest in municipal bonds that are rated below investment grade at the time of purchase. Although below investment grade bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for MuniVest Florida.


Private Activity Bonds


      Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds." These bonds may subject certain investors in a Fund to a Federal alternative minimum tax.

Taxes

It is possible that a Fund may not be able to fully dispose of a sufficient portion of its assets subject to Florida intangible personal property tax by the last business day of the calendar year. This could subject shares of a Fund to Florida intangible personal property tax. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Shareholders."

Leverage

      Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Shares of each of the Funds. For example, each Fund's issuance of AMPS may result in higher volatility of the net asset value of its Common Shares and potentially more volatility in the market value of its Common Shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Shares. Under certain circumstances, when a Fund is required to allocatetaxable income to holders of AMPS, the Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from that allocation (an "Additional Distribution"). Leverage will allow holders of each Fund's Common Shares to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs andoperating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of the Fund's Common Shares, the use of leverage will increase the amount of such gains distributed to holders of the Fund's Common Shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund's portfolio, holders of Common Shares would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund's Common Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Shares than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund's AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Shares of that Fund.

      In an extreme case, a decline in net asset value could affect each Fund's ability to pay dividends on its Common Shares. Failure to make such dividend payments could adversely affect the Fund's qualification as a RIC under the Federal tax laws. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Shareholders." However, each Fund intends to take all measures necessary to make Common Shares dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either the Common Shares or the AMPS, the Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

      o if the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Shares than the Fund can obtain if the Common Shares were not leveraged,

      o if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of Common Shares in tender offers or otherwise, or

      o in order to maintain the asset coverage established by Moody's and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Shares and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

      Portfolio Management. The portfolio management strategies of the Funds are the same. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund's leverage could adversely affect holders of Common Shares as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Shares. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund's Certificate of Designation establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.


Inverse Floating Obligations

      A Fund's investments in "inverse floating obligations" or "residual interest bonds" provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

Options and Futures Transactions

      Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so.

Antitakeover Provisions

      The Declaration of Trust of each of the Funds includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Ratings Considerations

      The Funds have received ratings of their AMPS of AAA from S&P and "aaa" from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

      As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares of the Funds have not been rated by a nationally recognized statistical rating organization.

      The Board of Trustees of each of the Funds, without shareholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

COMPARISON OF THE FUNDS

Financial Highlights

      MuniYield Florida

      The financial information in the table below, except for the six month period ended April 30, 1999 which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.

                                                           For the Six
                                                          Months Ended      For the year Ended October 31,
                                                            April 30,    -----------------------------------
                                                              1999       1998       1997      1996      1995
                                                          -------------  ----       ----      ----      ----

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of period....................    $15.70      $15.59     $15.23   $ 15.07    $13.82
                                                             -----       -----     ------    ------     -----
Investment income - net.................................       .50        1.10       1.13      1.13      1.14
Realized and unrealized gain (loss) on investments -
   net..................................................      (.30)        .34        .41       .17      1.25
                                                             -----       -----     ------    ------     -----
Total from investment operations........................       .20        1.44       1.54      1.30      2.39
                                                             -----       -----     ------    ------     -----


MuniYield Florida (continued)
                                                          For the Six
                                                          Months Ended     For the year Ended October 31,
                                                            April 30,    ----------------------------------
                                                               1999        1998         1997         1996         1995
                                                            ---------    --------     --------     --------     --------

Less dividends and distributions to Common Shareholders:
      Investment income - net ..........................         (.44)       (.86)        (.89)        (.90)        (.88)
      Realized gain on investments - net ...............         (.43)       (.22)        (.04)          --           --
                                                            ---------    --------     --------     --------     --------
Total dividends and distributions to Common
   Shareholders ........................................         (.87)      (1.08)        (.93)        (.90)        (.88)
                                                            ---------    --------     --------     --------     --------
Effect of Preferred Share activity:
Dividends and distributions to Preferred
   Shareholders:
      Investment income - net ..........................         (.05)       (.19)        (.24)        (.24)        (.26)
      Realized gain on investments - net ...............         (.09)       (.06)        (.01)          --           --
                                                            ---------    --------     --------     --------     --------
Total effect of Preferred Share activity ...............         (.14)       (.25)        (.25)        (.24)        (.26)
                                                            ---------    --------     --------     --------     --------

Net asset value, end of period .........................    $   14.89    $  15.70     $  15.59     $  15.23     $  15.07
                                                            =========    ========     ========     ========     ========

Market price per share, end of period ..................    $  14.875    $  16.00     $  15.50     $  14.50     $ 13.375
                                                            =========    ========     ========     ========     ========
Total Investment Return:**
Based on market price per share ........................        (1.69)%#    10.66%       13.76%       15.29%       25.63%
                                                            =========    ========     ========     ========     ========
Based on net asset value per share .....................          .29%#      7.96%        8.93%        7.47%       16.50%
                                                            =========    ========     ========     ========     ========
Ratios to Average Net Assets***
Expenses ...............................................          .75%*       .72%         .75%         .74%         .77%
                                                            =========    ========     ========     ========     ========
Investment income - net ................................         4.54%*      4.90%        5.04%        5.11%        5.32%
                                                            =========    ========     ========     ========     ========
Supplemental Data:
Net assets, net of Preferred Shares, end of period (in
   thousands) ..........................................    $ 119,014    $124,455     $122,731     $119,704     $118,402
                                                            =========    ========     ========     ========     ========
Preferred Shares outstanding, end of period (in
   thousands) ..........................................    $  55,000    $ 55,000     $ 55,000     $ 55,000     $ 55,000
                                                            =========    ========     ========     ========     ========
Portfolio turnover .....................................        55.52%      92.25%      107.09%      119.29%       97.93%
                                                            =========    ========     ========     ========     ========
Dividends Per Share on Preferred Shares
Outstanding:
Investment income - net ................................    $     176    $    696     $    826     $    869     $    927
                                                            =========    ========     ========     ========     ========
Leverage:
Asset coverage per $1,000 ..............................    $   3,164    $  3,263     $  3,231     $  3,176     $  3,153
                                                            =========    ========     ========     ========     ========

----------
      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      ***   Do not reflect the effect of dividends to Preferred Shareholders.
      #     Aggregate total investment return.

                                                                                                           For the
                                                                                                           Period
                                                                                                           Feb. 28
                                                                            For the                       1992+ to
                                                                    Year Ended October 31,                Oct. 31,
                                                                  --------------------------------------------------
                                                                      1994               1993               1992
                                                                  ------------       ------------       ------------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period ........................     $      16.74       $      14.13       $      14.18
                                                                  ------------       ------------       ------------
   Investment income--net ...................................             1.15               1.17                .77
   Realized and unrealized gain (loss) on investments--net ..            (2.46)              2.66                .05
                                                                  ------------       ------------       ------------
Total from investment operations ............................            (1.31)              3.83                .82
                                                                  ------------       ------------       ------------
Less dividends and distributions to Common Shareholders:
   Investment income--net ...................................             (.95)              (.97)              (.55)
   Realized gain on investments--net ........................             (.43)              (.04)                --
                                                                  ------------       ------------       ------------
Total dividends and distributions to Common Shareholders ....            (1.38)             (1.01)              (.55)
                                                                  ------------       ------------       ------------
Capital Charge resulting from issuance of Common Shares: ....               --                 --               (.03)
                                                                  ------------       ------------       ------------
Effect of Preferred Share activity: ++
Dividends and distributions to Preferred Shareholders:
   Investment income--net ...................................             (.15)              (.20)              (.14)
   Realized gain on investments--net ........................             (.08)              (.01)                --
Capital Charge resulting from issuance of Preferred Shares ..               --                 --               (.15)
                                                                  ------------       ------------       ------------
Total effect of Preferred Share activity ....................             (.23)              (.21)              (.29)
                                                                  ------------       ------------       ------------
Net asset value, end of period ..............................     $      13.82       $      16.74       $      14.13
                                                                  ============      ============        ============
Market price per share, end of period .......................     $     11.375       $     16.625       $      14.75
                                                                  ============      ============        ============
Total Investment Return:**
Based on market price per share .............................           (24.94%)           20.13%              2.05%#
                                                                  ============      ============        ============
Based on net asset value per share ..........................            (9.43%)           26.27%              3.12%#
                                                                  ============      ============        ============
Ratios to Average Net Assets:***
Expenses, net of reimbursement ..............................              .76%               .78%               .58%*
                                                                  ============      ============        ============
Expenses ....................................................              .76%               .78%               .76%*
                                                                  ============      ============        ============
Investment income--net ......................................             5.15%              5.16%              5.59%*
                                                                  ============      ============        ============
Supplemental Data:
Net assets, net of Preferred Shares, end of period
   (in thousands) ...........................................     $    108,591       $    130,275       $    108,541
                                                                  ============      ============        ============
Preferred Shares outstanding, end of period
   (in thousands) ...........................................     $     55,000       $     55,000       $     55,000
                                                                  ============      ============        ============
Portfolio turnover ..........................................            18.31%             32.84%             16.18%
                                                                  ============      ============        ============
Leverage:
Asset coverage per $1,000 ...................................     $      2,974       $      3,369       $      2,973
                                                                  ============      ============        ============
Dividends Per Share On Preferred
Shares Outstanding +++:
Investment income--net ......................................     $        549       $        719       $        467
                                                                  ============      ============        ============

----------
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Shareholders.
+     Commencement of Operations.
++    The Fund's Preferred Shares were issued on April 10, 1992.
+++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
#     Aggregate total investment return.

MuniVest Florida

      The financial information in the table below, except for the six month period ended April 30, 1999 which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.

                                                             For the Six
                                                            Months Ended       For the year Ended October 31,
                                                              April 30,      ---------------------------------------------
                                                                1999           1998         1997        1996        1995
                                                              ---------      --------      -------     -------     -------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period ....................     $   14.20      $  13,87      $ 13.39     $ 13.16     $ 11.82
                                                              ---------      --------      -------     -------     -------
Investment income - net .................................           .47           .99         1.01         .99        1.01
Realized and unrealized gain (loss) on  investments - net          (.31)          .32          .48         .23        1.34
                                                              ---------      --------      -------     -------     -------
Total from investment operations ........................           .16          1.31         1.49        1.22        2.35
                                                              ---------      --------      -------     -------     -------
Less dividends to Common Shareholders from investment
   income - net: ........................................          (.37)         (.76)        (.78)       (.76)       (.76)
                                                              ---------      --------      -------     -------     -------
Effect of Preferred Shares activity:
   Dividends to Preferred Shareholders from
investment income - net .................................          (.10)         (.22)        (.23)       (.23)       (.25)
                                                              ---------      --------      -------     -------     -------
Net asset value, end of period ..........................     $   13.89        14.20      $ 13.87     $ 13.39     $ 13.16
                                                              =========     ========      =======     =======      =======
Market price per share, end of period ...................     $ 13.5625     $ 14.125      $ 13.00     $ 12.75     $ 11.50
                                                              =========     ========      =======     =======      =======
Total Investment Return:**
Based on market price per share .........................         (1.38)%#     14.78%        8.21%      17.87%      22.93%
                                                              =========     ========      =======     =======     =======
Based on net asset value per share ......................           .47%#       8.16%        9.93%       8.17%      19.02%
                                                              =========     ========      =======     =======     =======
Ratios to Average Net Assets :***
Expenses ................................................           .79%*        .77%         .78%        .82%        .85%
                                                              =========     ========      =======     =======     =======
Investment income - net .................................          4.51%*       4.80%        4.96%       4.96%       5.38%
                                                              =========     ========      =======     =======     =======
Supplemental Data:
Net assets, net of Preferred Shares, end of
   period (in thousands) ................................     $  83,167      $ 84,949      $82,918     $80,058     $78,695
                                                              =========      ========      =======     =======     =======
Preferred Shares outstanding, end of period
   (in thousands) .......................................     $  40,000      $ 40,000      $40,000     $40,000     $40,000
                                                              =========      ========      =======     =======     =======
Portfolio turnover ......................................         46.54%        92.75%       89.21%     116.82%      92.54%
                                                              =========      ========      =======     =======     =======
Dividends Per Share on Preferred Shares
   Outstanding:
Investment income - net .................................     $     367      $    829      $   844     $   861     $   940
                                                              =========      ========      =======     =======     =======

Leverage:
Asset coverage per $1,000 ...............................     $   3,079      $  3,124      $ 3,073     $ 3,001     $ 2,967
                                                              =========      ========      =======     =======     =======

----------
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Shareholders.
#     Aggregate total investment return.

                                                                                            For the
                                                                                            Period
                                                                                           April 30
                                                                           For the         1993 + to
                                                                     Year Ended Oct. 31,   Oct. 31,
                                                                            1994             1993
                                                                     -------------------  ----------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period ...............................     $    14.99       $    14.18
                                                                         ----------       ----------
Investment income--net .............................................           1.00              .49
Realized and unrealized gain (loss)  on investments--net ...........          (3.05)             .90
                                                                         ----------       ----------
Total from investment operations ...................................          (2.05)            1.39
                                                                         ----------       ----------
Less dividends and distributions to Common Shareholders:
   Investment income--net ..........................................           (.84)            (.35)
   Realized gain on investments--net ...............................           (.11)              --
                                                                         ----------       ----------
Total dividends and distributions to Common Shareholders ...........           (.95)            (.35)
                                                                         ----------       ----------
Capital charge resulting from issuance of Common Shares ............             --             (.04)
                                                                         ----------       ----------
Effect of Preferred Share activity:++
   Dividends and distributions to Preferred Shareholders:
      Investment income -- net .....................................           (.15)            (.07)
      Realized gain on investments -- net ..........................           (.02)              --
   Capital charge resulting from issuance of Preferred Shares ......             --             (.12)
                                                                         ----------       ----------
Total effect of Preferred Share activity ...........................           (.17)            (.19)
                                                                         ----------       ----------
Net asset value, end of period .....................................     $    11.82       $    14.99
Market price per share, end of period ..............................     $    10.00       $    15.00
Total Investment Return:**
Based on market price per share ....................................         (28.20%)           2.37%#
                                                                         ==========        ==========
Based on net asset value per share .................................         (15.07%)           8.22%#
                                                                         ==========        ==========
Ratios to Average Net Assets:***
Expenses, net of reimbursement .....................................            .75%             .48%*
                                                                         ==========        ==========
Expenses ...........................................................            .78%             .83%*
                                                                         ==========        ==========
Investment income--net .............................................           4.94%            4.85%*
                                                                         ==========        ==========
Supplemental Data:
Net assets, net of Preferred Shares, end of period (in thousands) ..     $   70,674       $   89,438
                                                                         ==========        ==========
Preferred Shares outstanding, end of period (in thousands) .........     $   40,000       $   40,000
                                                                         ==========        ==========
Portfolio turnover .................................................         100.98%           23.23%
                                                                         ==========        ==========
Leverage:
Asset coverage per $1,000 ..........................................     $    2,767       $    3,236
                                                                         ==========        ==========
Dividends Per Share on Preferred
Shares Outstanding:+++
Investment income--net .............................................     $      569       $      245
                                                                         ==========        ==========

----------
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Shareholders.
+     Commencement of Operations.
++    The Fund's Preferred Shares were issued on June 1, 1993.
+++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
#     Aggregate total investment return.

                        Per Share Data for Common Shares*
                Traded on the New York Stock Exchange (unaudited)

MuniYield Florida


                                                                                                 Premium
                                                                                               (Discount)
                                    Market Price**($)            Net Asset Value ($)        to Net Value (%)
                                  ------------------------    ------------------------   -----------------------
     Quarter Ended*                High          Low             High        Low              High     Low
      -------------                -----         ----            -----       ----             ----     ----
January 1, 1997.............       14.875        14.625          15.19       14.98            (2.46)   (5.92)
April 30, 1997..............       14.625        14.125          14.93       14.72            0.46     (4.87)
July 31, 1997...............       15.875        15.25           15.73       15.28            1.33     (4.22)
October 31, 1997............       15.75         15.0625         15.66       15.37            1.00     (3.94)
January 1, 1998.............       16.125        15.6875         15.90       15.58            2.63     (2.14)
April 30, 1998..............       15.5625       14.8125         15.61       15.17            3.37     (2.48)
July 31, 1998...............       15.75         15.25           15.55       15.44            (0.32)   (2.03)
October 31, 1998............       16.125        15.625          16.12       15.65            3.04     (3.85)
January 1, 1999.............       16.4375       15.75           15.31       15.06            9.59     1.71
April 30, 1999..............       15.625        14.875          15.05       14.89            8.30     (0.10)
July 31, 1999...............       13.75         13.5625         14.34       14.14            0.57     (5.37)
October 31, 1999............       13.8125       11.375          14.12       13.09            (1.43)   (11.70)

MuniVest Florida

                                                                                                 Premium
                                                                                               (Discount)
                                    Market Price**($)            Net Asset Value ($)        to Net Value (%)
                                  ------------------------    ------------------------   -----------------------
     Quarter Ended*                High          Low             High        Low              High     Low
      -------------                -----         ----            -----       ----             ----     ----
January 1, 1997.............       13.375        12.75           13.39       13.18            (4.28)   (7.10)
April 30, 1997..............       12.50         12.00           13.12       12.92            0.19     (7.34)
July 31, 1997...............       13.9375       13.125          13.90       13.50            (1.80)   (7.37)
October 31, 1997............       13.6875       12.75           13.91       13.67            (1.32)   (6.27)
January 1, 1998.............       14.3125       13.75           14.36       14.05            (0.87)   (4.43)
April 30, 1998..............       14.0625       13.1875         14.08       13.67            2.12     (4.58)
July 31, 1998...............       14.25         13.5625         14.04       13.95            0.07     (3.88)
October 31, 1998............       14.125        13.9375         14.60       14.13            (0.53)   (4.35)
January 1, 1999.............       14.0625       13.5625         14.25       14.02            1.82     (1.20)
April 30, 1999..............       13.625        13.3125         14.03       13.89            0.16     (3.92)
July 31, 1999...............       12.4375       12.00           13.38       13.20            (3.60)   (8.95)
October 31, 1999............       12.0625       10.375          13.18       12.21            (7.02)   (10.64)


* Calculations are based upon common shares of beneficial interest outstanding at the end of each quarter.

**    As reported in the consolidated transaction operating system.


      As indicated in the tables above, for the periods shown, the Common Shares of the Funds generally have traded at prices close to net asset value, with small premiums or discounts to net asset value of generally less than 12% being reflected in the market value of the shares from time to time. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the surviving fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.


Investment Objective and Policies

      The structure, organization and investment policies of the Funds are substantially similar, with the differences between the two Funds set forth below. Each Fund seeks as a fundamental investment objective current income exempt from Federal income tax and to provide shareholders with the opportunity to own shares, the value of which is exempt from the Florida intangible personal property tax. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities.

      The Funds seek to achieve their objective by investing primarily in a portfolio of long-term, municipal obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities that pay interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enable shares of the Fund to be exempt from Florida intangible personal property taxes. Each Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in Florida Municipal Bonds, except at times when, in the judgment of FAM, Florida Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Fund. At all times, except during temporary defensive periods, each Fund maintains at least 65% of its assets in Florida Municipal Bonds. The investment objective of each Fund is a fundamental policy that may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." At times the Funds may seek to hedge their portfolios through the use of futures transactions and options to reduce volatility in the net asset value of their Common Shares.

      The Funds ordinarily do not intend to realize significant investment income from securities other than Florida Municipal Bonds. To the extent that suitable Florida Municipal Bonds are not available for investment by the Funds, as determined by FAM, the Funds may purchase Municipal Bonds. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to Federal alternative minimum tax.

      Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Florida Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term Florida Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Fund's investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes and that enable shares of the Fund to be exempt from Florida intangible personal property tax will be considered "Florida Municipal Bonds" and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered "Municipal Bonds."

      The Florida Municipal Bonds and Municipal Bonds in which each Fund invests will be rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, will be considered to be of comparable quality by FAM. As discussed below, MuniVest Florida may invest up to 25% in Florida Municipal Bonds and Municipal Bonds rated below investment grade. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody's. In the case of short-term notes, the investment grade rating categories are SP-1 through SP-2 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S & P; Baa, MIG-3 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or graduations indicating relative standing within the ratings categories set forth above. In assessing the quality of Florida Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the nature of any letters of credit or similar credit enhancement to which particular Florida Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. See Exhibit V -- "Ratings of Municipal Bonds." There is no assurance that a particular rating will continue for any given period of time or that such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. The value of Florida Municipal Bonds and Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Florida Municipal Bonds and Municipal Bonds or the rights of Florida Municipal Bond and Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Florida Municipal Bond and Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Florida Municipal Bonds and Municipal Bonds in which the Funds invest.


      MuniVest Florida may invest up to 25% of its assets in Florida Municipal Bonds and Municipal Bonds that are rated below investment grade or, if unrated, are considered to be of comparable quality by FAM. These high yield bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative as to the issuer's ability to make payments of principal and interest. Consequently, although such bonds can be expected to provide higher yields and be less subject to interest rate fluctuations, they may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed-income securities. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Issuers of high yield bonds may be highly leveraged and may not have available to them more traditional methods of financing. The risk of loss due to default by the issuer is significantly greater for holders of these bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, while the high yield bonds in which the Fund may invest normally will not include securities that, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after MuniVest Florida purchases a particular security, in which case MuniVest Florida may experience losses and incur costs. Currently, there are no lower-rated bonds in MuniVest Florida's portfolio.


      High yield bonds frequently have call or redemption features that permit an issuer to repurchase such bonds from the Fund, which may decrease the net investment income to MuniVest Florida and dividends to shareholders in the event that MuniVest Florida is required to replace a called security with a lower yielding security. MuniVest Florida may have difficulty disposing of certain high yield bonds because there may be a thin trading market for such securities. Reduced secondary market liquidity may have an adverse impact on market price and MuniVest Florida's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. In addition, market quotations are generally available on many high yield bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. See Exhibit V -- "Ratings of Municipal Bonds."

      Each of the Funds may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.


      The average maturity of each Fund's portfolio securities varies based upon FAM's assessment of economic and market conditions. The net asset value of common shares of a closed-end investment company, such as each Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds. See "Risk Factors and Special Considerations -- Leverage."


      Each Fund intends to invest primarily in long-term Florida Municipal Bonds and Municipal Bonds. However, each Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, cash. Such short-term securities or cash will not exceed 20% of each Fund's total assets except during interim periods pending investment of the net proceeds from public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant.

      Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund's investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that any Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

Description of Florida Municipal Bonds and Municipal Bonds

      Florida Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including airports, public ports, mass commuting facilities, multifamily housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are Florida Municipal Bonds if the interest thereon is exempt from Federal income tax and the obligation is exempt from Florida intangible personal property tax, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this proxy statement and prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered Florida Municipal Bonds or Municipal Bonds.

      The two principal classifications of Florida Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or "IDBs". General obligation bonds are typically secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on revenue bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Florida Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


      Each Fund may purchase Florida Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax and may impact the overall tax liability of investors in the Fund. There is no limitation on the percentage of the Fund's assets that may be invested in Florida Municipal Bonds and Municipal Bonds, the interest on which is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax. See "Comparison of Funds -- Tax Rules Applicable to the Funds and their Shareholders."


      Also included within the general category of Florida Municipal Bonds and/or Municipal Bonds are certificates of participation ("COPs") executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

      Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of Florida Municipal Bonds and Municipal Bonds for investment by the Fund.


Special Considerations Relating to Florida Municipal Bonds


      The Funds ordinarily will invest at least 65% of their total assets in Florida Municipal Bonds, and therefore they are more susceptible to factors adversely affecting issuers of Florida Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of Florida Municipal Bonds to this degree. Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The structure of personal income in Florida is also different from the rest of the nation in that the State has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.). Such transfer payments can be affected by Federal legislation. Florida's economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the finances of Florida and its political subdivisions. FAM does not believe that the current economic conditions in Florida will have a significant adverse effect on the Funds' ability to invest in investment grade Florida Municipal Bonds. As of August 20, 1999, the State had a bond ratings of Aa2 from Moody's, AA+ from S&P and AA from Fitch IBCA, Inc. on all of its general obligation bonds. For a discussion of economic and other conditions in the State of Florida, see Exhibit III -- "Economic and Other Conditions in Florida" and Exhibit V - "Ratings of Municipal Bonds."



Other Investment Policies

      The Funds have adopted certain other policies as set forth below:

      Borrowings. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in excess of 5% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred shares, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

      When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell Florida Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

      Indexed and Inverse Floating Obligations. Each Fund may invest in Florida Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in Florida Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Florida Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund's return on such Florida Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

      Call Rights. Each of the Funds may purchase a Florida Municipal Bond or Municipal Bond issuer's rights to call all or a portion of such Florida Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Florida Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Florida Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Florida Municipal Bond or Municipal Bond is identical to holding a Florida Municipal Bond or Municipal Bond as a non-callable security.

      Repurchase Agreements. The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

      In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

      Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its Common Shares, the net asset value of its Common Shares will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. In addition, because of the leveraged nature of the Common Shares, hedging transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. No Fund has an obligation to enter into hedging transactions and each may choose not to do so.


      Certain Federal income tax requirements may limit a Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Shareholders -- Tax Treatment of Options and Futures Transactions." In addition, in order to obtain ratings of the AMPS from one or more NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations. See "Rating Agency Guidelines" below.


      The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund's use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund's shareholders.

      Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to Florida Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

      Each Fund receives a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

      Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

      Financial Futures Contracts and Options. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in Florida Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

      The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

      Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Florida Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

      Subject to policies adopted by its Board of Trustees, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Florida Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

      Over-The-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

      Restrictions on OTC Options. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be liquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

      Risk Factors in Financial Futures Contracts and Options Thereon. Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Florida Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

      Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

      Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

      The volume of trading in the exchange markets with respect to Florida Municipal Bonds or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

      Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

      The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

      If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

      The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.


Investment Restrictions


      The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and the outstanding AMPS and any other preferred shares, voting together as a single class, and a majority of the outstanding AMPS and any other preferred shares, voting separately as a class. (For this purpose and under the Investment Company Act, for the Common Shares and AMPS voting together as a single class, "majority" means the lesser of (i) 67% of the shares of each class of shares represented at a meeting at which more than 50% of the outstanding shares of each class of shares are represented or (ii) more than 50% of the outstanding shares of each class of shares, but for the AMPS voting separately as a single class "majority" means more than 50% of the outstanding AMPS.) Neither Fund may:


      1. Make investments for the purpose of exercising control or management.

      2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

      3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

      4. Issue senior securities other than preferred shares or borrow amounts in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing Common Shares or redeeming of preferred shares.

      5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the "Securities Act") in selling portfolio securities.

      6. Make loans to other persons, except that the Fund may purchase Florida Municipal Bonds, Municipal Bonds and other debt in accordance with its investment objective, policies and limitations.

      7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

      8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Florida Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

      9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.


      For purposes of restriction (9), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.


      An additional investment restriction adopted by the Fund, which may be changed by the Trustees, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

      If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

      For so long as shares of AMPS are rated by Moody's, no Fund will change these additional investment restrictions unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody's.

      The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

      FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

Rating Agency Guidelines

      Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their date of original issue of at least "aaa" from Moody's and AAA from S&P. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

      Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Certificate of Designation of each Fund, the Board of Trustees, without share approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS. See "The Reorganization--Risk Factors and Special Considerations--Ratings Considerations."

      For so long as any shares of a Fund's AMPS are rated by Moody's or S&P, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.


Portfolio Composition

      There are small differences in concentration among the categories of issuers of the Florida Municipal Bonds and Municipal Bonds held in the portfolios of the Funds. As of August 31, 1999, for MuniYield Florida, the highest concentration of Florida Municipal Bonds and Municipal Bonds was in Water and Sewer Utilities, Transportation and Other Revenue Bonds accounting for 17%, 16%, and 14% of the Fund's portfolio, respectively and for MuniVest Florida, the highest concentration was in Industrial Revenue Pollution Control, Hospitals/Healthcare and Transportation accounting for 21%, 14% and 13% of the Fund's portfolio, respectively.

      Although the investment portfolios of both Funds must satisfy the same standards of credit quality (except that MuniVest Florida may invest up to 25% of its assets in "junk bonds"), the actual securities owned by each Fund are different, as a result of which there are certain differences in the composition of the two investment portfolios. The tables below set forth rating information for the Florida Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date. After the Reorganization, the surviving fund, MuniYield Florida, will have 0% of its assets in bonds rated below BBB/Baa.

MuniYield Florida

      As of August 31, 1999, approximately 96% of the market value of MuniYield Florida's portfolio was invested in long-term municipal obligations and approximately 4% of the market value of MuniYield Florida's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of MuniYield Florida's long-term municipal obligation investment portfolio as of August 31, 1999.

                              Number of             Value
S&P*       Moody's*            Issues          (in thousands)       Percent
-----      ---------         ----------         ------------        -------
AAA           Aaa                45              $125,468             79.8%
AA            Aa                  2                 5,873              3.7
A              A                  2                15,729             10.0
BBB           Baa                 2                 4,228              2.7
NR            NR                  1                 5,975              3.8
                             ----------         ------------        -------
TOTAL                            52              $157,273            100.0%
                             ==========         ============        =======

----------
* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in Aa, A and BBB, ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit V --"Ratings of Municipal Bonds."

MuniVest Florida

      As of August 31, 1999, approximately 95% of the market value of MuniVest Florida's portfolio was invested in long-term municipal obligations and approximately 5% of the market value of MuniVest Florida's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of MuniVest Florida's long-term municipal obligation investment portfolio as of August 31, 1999.

                             Number of            Value
S&P*        Moody's*          Issues         (in thousands)      Percent
-----       ---------       ----------        ------------       -------
AAA            Aaa              31              $84,880            77.1%
AA             Aa                5               13,002            11.8
A               A                2                4,595             4.2
BBB            Baa               3                7,590             6.9
                            ----------        ------------       -------
TOTAL                           41             $110,067           100.0%
                            ==========        ============       =======

----------
* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa, ratings. See Exhibit V --"Ratings of Municipal Bonds."

Portfolio Transactions

      The procedures for engaging in portfolio transactions are the same for each of the Funds. Subject to policies established by the Board of Trustees of each Fund, FAM is primarily responsible for the execution of each Fund's portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

      Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

      Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

      The Funds also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

      The Board of Trustees of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Trustees of each Fund made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

      Periodic auctions are conducted for the AMPS of each of the Funds by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

Portfolio Turnover

      Generally, neither Fund purchases securities for short-term trading profits. However, any of the Funds may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for shareholders. The portfolio turnover rate for each of the Funds for the periods indicated is set forth below:

                                MuniYield Florida


                                                   Six Months Ended
    Year Ended               Year Ended             April 30, 1999
     10/31/97                 10/31/98                (unaudited)
 -----------------       -----------------      -----------------------
      107.09%                  92.25%                   55.52%


                                MuniVest Florida


                                                   Six Months Ended
    Year Ended               Year Ended             April 30, 1999
     10/31/97                 10/31/98                (unaudited)
 -----------------       -----------------      -----------------------
      89.21%                   92.75%                   46.54%


Net Asset Value

      The net asset value per Common Share of each Fund is determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a Common Share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of Common Shares outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

      The Florida Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Florida Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Trustees of the Fund. The Board of Trustees of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of 60 days or less are valued at amortized cost, unless this method no longer produces fair valuations. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees of each Fund.

      Each Fund determines and makes available for publication the net asset value of its Common Shares weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.


Capital Shares

      Each of the Funds has outstanding both Common Shares and AMPS. The Common Shares of each of the Funds are traded on the NYSE. MuniYield Florida Common Shares commenced trading on the NYSE on February 28, 1992. As of September 30, 1999, the net asset value per share of MuniYield Florida Common Shares was $13.59 and the market price per share was $12.00. MuniVest Florida Common Shares commenced trading on the NYSE on April 30, 1993. As of September 30, 1999, the net asset value per share of MuniVest Florida Common Shares was $12.67 and the market price per share was $11.50.

      Each Fund is authorized to issue unlimited number of shares of beneficial interest. The Board of Trustees of each Fund may authorize separate classes of shares together with such designation or preferences, rights, voting powers, restrictions, limitations, qualifications, or terms as may be determined from time by the Trustees. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of Common Shares together with 1,000,000 preferred shares of beneficial interest. In connection with each respective Fund's offering of AMPS, MuniYield Florida designated 2,200 preferred shares of beneficial interest as AMPS and MuniVest Florida designated 1,600 preferred shares of beneficial interest at AMPS.


      The Funds are entities of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each of the Funds contains an express disclaimerof shareholder liability for acts or obligations of that Fund and provides for indemnification and reimbursement of expense out of that Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of the Funds' assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to a Fund's shareholders is remote.


      The Declaration of Trust of each Fund further provides that no Trustee, officer, employee or agent of that Fund is liable to that Fund or to any shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of that Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Funds' property for satisfaction of claims arising in connection with the affairs of each Fund. With the exceptions stated, the Declaration of Trust of each Fund provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of that Fund.

      Common Shares

      Holders of each Fund's Common Shares are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares after payment of the preferential amounts payable to holders of any outstanding preferred shares. See "Voting Rights" and "Liquidation Rights of Holders of AMPS" below. Holders of a Fund's Common Shares do not have preemptive or conversion rights and shares of a Fund's Common Shares are not redeemable. The outstanding Common Shares of each Fund are fully paid and nonassessable.

      So long as any shares of a Fund's AMPS or any other preferred shares are outstanding, holders of the Fund's Common Shares will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund's AMPS and any other preferred shares have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred shares would be at least 200% after giving effect to such distributions.

      Preferred Shares

      The AMPS of each of the Funds have a similar structure. The AMPS of each Fund are preferred shares of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of both Funds have liquidation preferences of $25,000 per share; none of the Fund's AMPS are traded on any stock exchange or over-the-counter. Each Fund's AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

      Auctions generally have been held and will be held every seven days for the AMPS of each of the Funds, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for AMPS of each of the Funds as of a recent auction.


                                                             Dividend
        Auction Date                 Fund                      Rate
       ---------------        -------------------         --------------
      October 20, 1999       MuniYield Florida                 3.50%
      October 21, 1999       MuniVest Florida                  3.40%


      Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund's preferred shares do not have preemptive rights to purchase any shares of AMPS or any other preferred shares that might be issued. The net asset value per share of a Fund's AMPS equals its liquidation preference plus accumulated dividends per share.

      The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody's and S&P in connection with their issuance of ratings on the AMPS.

Certain Provisions of the Declaration of Trust

      Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Trustee may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Trustee elected by all of the holders of shares of beneficial interest may be removed only by action of such holders, and a Trustee elected by the holders of AMPS and any other preferred shares may be removed only by action of the holders of AMPS and any other preferred shares.


      In addition, the Declaration of Trust of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of the Fund's capital shares, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:


      o a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

      o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

      o     a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Trustees fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by shareholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund's preferred shares then entitled to be voted thereon, including the AMPS, voting as a separate class, where such action would adversely affect the rights of holders of preferred shares.


      In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund's outstanding shares (including the AMPS and any other preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Trustees fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding preferred shares of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Shares no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding preferred shares (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.


      The Board of Trustees of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

Management of the Funds

      Trustees and Officers. The Board of Trustees of MuniVest Florida currently consists of nine persons, seven of whom are not "interested persons," as defined in the Investment Company Act. The Board of Trustees of MuniYield Florida currently consists of seven persons, five of whom are not "interested persons," as defined in the Investment Company Act. Terry K. Glenn serves as a Trustee and President of each of the Funds, and Arthur Zeikel serves as a Trustee of each of the Funds. The Trustees of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Massachusetts law. The Funds have the same slate of officers with a few exceptions. For further information regarding the Trustees and officers of each Fund, see Exhibit I -- "Information Pertaining to Each Fund."

      William R. Bock serves as the portfolio manager for MuniYield Florida and MuniVest Florida. Mr. Bock will continue to serve as the portfolio manager of the combined fund after the Reorganization. The portfolio manager is primarily responsible for the management of the applicable Fund's portfolio. Biographical information about Mr. Bock is contained in Exhibit I -- "Information Pertaining to Each Fund."


      Management and Advisory Arrangements. FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each of the Funds pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. The Asset Management Group of ML & Co. (which includes
FAM) acts as the investment adviser to more than 100 registered investment companies and offers services to individuals and institutional accounts. As of September 1999, the Asset Management Group of ML &Co. had a total of approximately $514 billion in investment company and other portfolio assets under management (approximately $38.5 billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of FAM. FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


      Each Fund's investment advisory agreement with FAM provides that, subject to the supervision of the Board of Trustees of the Fund, FAM is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Trustees of the Fund.

      FAM provides the portfolio management for each of the Funds. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

      For the services provided by FAM under each Fund's investment advisory agreement, the Fund pays a monthly fee at an annual rate of .50 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of preferred shares, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred shares). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

      Each Fund's investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Trustees of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, share certificates and shareholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

      Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the Fund's outstanding Common Shares and AMPS, voting together as a single class, and (b) by a majority of the Trustees of the Fund who are not parties to such contract or "interested persons," as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

      Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

      The Board of Trustees of each of the Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of FAM (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of FAM and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

      The Codes require that all employees of FAM preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of FAM include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by FAM. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of each of the Funds within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

Voting Rights

      Voting rights are identical for the holders of each Fund's Common Shares. Holders of each Fund's Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding shares of the Fund's AMPS or other preferred shares on each matter submitted to a vote of holders of Common Shares, except as set forth below.


      Voting rights of the holders of each Fund's AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund's AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund's shareholders and will vote together with the holders of the Fund's Common Shares as a single class.

      The Common Shares, AMPS and any other preferred shares of each of the Fund's do not have cumulative voting rights, which means that the holders of more than 50% of a Fund's Common Shares, AMPS and any other preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the Fund's remaining Common shares, AMPS and any other preferred shares will not be able to elect any of such Trustees.

      In connection with the election of a Fund's Trustees, holders of a Fund's AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of the Fund's Common Shares and AMPS and any other preferred shares, voting together as a single class. In addition, if at any time dividends on a Fund's outstanding AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any of a Fund's preferred shares are entitled, together with the holders of the Fund's AMPS, to elect a majority of the Trustees of the Fund under the Investment Company Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of AMPS and any other preferred shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of the Fund's AMPS and any other preferred shares, voting separately as a class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred shares for all past dividend periods, the additional voting rights of the holders of AMPS and any other preferred shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the holders of AMPS and any other preferred stock (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of AMPS and any other preferred shares have the right to elect in any event) will terminate automatically.


      The affirmative vote of the holders of a majority of the Fund's AMPS, voting as a separate class, will be required to (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of preferred shares ranking prior to or on a parity with any series of preferred shares with respect to payment of dividends or the distribution of assets on liquidation,
(ii) amend, alter or repeal the provisions of the Declaration of Trust, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust of holders of preferred shares (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund's investment policies requiring a vote of shareholders under section 13(a) of the Investment Company Act.


Shareholder Inquiries

      Shareholder inquiries with respect to any of the Funds may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

Dividends and Distributions


      The Funds' current policies with respect to dividends and distributions relating to their Common Shares are identical. Each Fund intends to distribute all or a portion of its net investment income monthly to holders of a Fund's Common Shares. Monthly distributions to holders of a Fund's Common Shares normally consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund's AMPS. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Common Shares. As a result, the dividend paid by a Fund to holders of its Common Shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized long-term or short-term capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund's Common Shares and AMPS. While any shares of a Fund's AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund's Common Shares, unless at the time of such declaration
(1) all accumulated dividends on the Fund's AMPS, including any Additional Distribution, have been paid, and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund's outstanding shares of AMPS. This limitation on a Fund's ability to make distributions on its Common Shares under certain circumstances could impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Shareholders."


      Similarly, the Funds' current policies with respect to dividends and distributions on shares of their AMPS are identical. The holders of shares of a Fund's AMPS are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund's shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's Common Shares, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends for each Fund's AMPS are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. None of the Funds intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund's AMPS which may be in arrears.


      Dividends paid by each Fund, to the extent paid from tax-exempt income earned on Municipal Bonds, are exempt from Federal income taxes subject to the possible application of the Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income taxes, if any, proportionately between shares of its Common Shares and shares of its AMPS in accordance with the current position of the IRS described herein. See "Tax Rules Applicable to the Funds and their Shareholders" below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund's AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund's AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.


      For information concerning the manner in which dividends and distributions to holders of each Fund's Common Shares may be reinvested automatically in shares of the Fund's Common Shares, see "Automatic Dividend Reinvestment Plan" below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

      If either Fund retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

      Pursuant to each Fund's Automatic Dividend Reinvestment Plan (each, a "Plan"), unless a holder of a Fund's Common Shares elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (as applicable, the "Plan Agent"), in additional shares of the Fund's Common Shares. The Bank of New York will be the Plan Agent following the Reorganization. Holders of a Fund's Common Shares who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

      Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund's Common Shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("newly-issued shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases"), on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund's Common Shares is equal to or less than the market price per share of the Fund's Common Shares plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued Common Shares of the Fund to be credited to the participant's account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

      In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund's Common Shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy includes those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

      There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Comparison of the Funds--Tax Rules Applicable to the Funds and their Shareholders."

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of a Fund's Common Shares is higher than net asset value, participants in the Plan receive the Fund's Common Shares at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is less than net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Shareholders."

      Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

      After the Reorganization, a holder of shares of MuniVest Florida who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. However, if a shareholder owns shares in MuniVest Florida and in MuniYield Florida, after the Reorganization, the shareholder's election with respect to the dividends of MuniYield will control unless the shareholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent, The Bank of New York, at 101 Barclay Street, New York, New York 10286.

Mutual Fund Investment Option

      A holder of Common Shares of any Fund, who purchased his or her shares through Merrill Lynch in the Fund's initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class A shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of Common Shares of MuniVest Florida who qualifies for this option will have the same option with respect to the MuniYield Florida Common Shares received in the Reorganization.


Liquidation Rights of Holders of AMPS

      Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of shares of the Fund's AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund's AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

Tax Rules Applicable to the Funds and their Shareholders

      The tax consequences of investing in Common Shares or AMPS of each of the Funds are identical. Each of the Funds has elected and qualified for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. MuniYield Florida intends to continue to distribute substantially all of its income following the Reorganization.


      Each Fund is qualified to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations the interest on which is excludable from gross income for Federal income tax purposes ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund's shares is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds from an issue of "PABs or IDBs," if any, held by a Fund.


      Prior to July 1, 1999, shares similar to shares in the Funds were exempt from Florida intangible personal property tax if the Fund's portfolio consisted solely of assets exempt from the Florida intangible personal property tax. Under this provision, each of the Funds received a ruling from the Florida Department of Revenue that shares of that Fund are exempt from the Florida intangible personal property tax in the following year, if, on the last day of any calendar year, that Fund's assets consist solely of assets exempt from Florida intangible personal property tax. Effective July 1, 1999, the Florida Legislature revised this requirement so that a fund's shares will be exempt if at least 90% of the net asset value of the portfolio of assets corresponding to the shares in the fund is invested in assets that are exempt from the Florida intangible personal property tax ("revised asset requirement"). The Funds will apply for a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least 90% of the net asset value of the portfolio of assets corresponding to shares in the Funds is invested in assets that are exempt from the tax, shares of the Fund owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. Although there is no assurance that the Florida Department of Revenue will issue a favorable ruling on this issue, the Florida Department of Revenue has previously issued similar rulings. The Florida Department of Revenue has the authority to revoke or modify a previously issued ruling; however, if a ruling is revoked or modified, the revocation or modification is prospective only. Prior to receipt of the ruling from the Florida Department of Revenue, each Fund will rely on an opinion of Florida counsel for the Funds, Holland & Knight LLP, stating that each Fund's shares will be exempt from Florida intangible personal property tax if the revised asset requirement is met. This opinion is based on existing Florida law and interpretive authority which could be changed at any time retroactively. While the opinion represents the best judgment of Holland & Knight LLP, there is no guarantee that the legal conclusions will not be challenged by the Department of Revenue or in judicial or administrative proceedings. Thus, under Florida counsel's opinion or if a favorable ruling is issued, and if the revised asset requirement is met, shares of each Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations of the State of Florida and its political subdivisions; obligations of the United States Government or its agencies; and cash.

      A Fund may from time to time hold assets that are not exempt from Florida intangible personal property tax ("non-exempt assets") and may not be able to dispose of such assets so that 90% of the net asset value of the Fund's assets on the last business day of the calendar year consists of assets exempt from the Florida intangible personal property tax. This would subject shares of that Fund to Florida intangible personal property tax. If shares of a Fund are subject to Florida intangible personal property tax because of a failure to dispose of sufficient non-exempt assets, only that portion of the value of the Fund shares equal to the portion of the net asset value of the Fund that is attributable to obligations of the United States Government will be exempt from taxation. Each Fund will attempt to monitor its portfolio so that on the last business day of each calendar year 90% of the net asset value of the Fund's assets consists of assets exempt from Florida intangible personal property tax.

      Dividends paid by a Fund to individuals who are Florida residents are not subject to personal income taxation by Florida, because Florida does not impose a personal income tax. Distribution of investment income and capital gains by a Fund will be subject to Florida corporate income taxes, state taxes in states other than Florida and local taxes in cities other than those in Florida. Shareholders not subject to taxation by Florida do not benefit from the fact that shares of a Fund will be exempt from the Florida intangible personal property tax.

      The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each of the Funds, as well as the Series B AMPS to be issued by MuniYield Florida, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP, counsel to both Funds, the shares of each Fund's currently outstanding AMPS, as well as the Series B AMPS to be issued by MuniYield Florida, constitute shares, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

      To the extent that a Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares will be treated as capital gains which are taxed at ordinary income rates. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its shareholders with a written notice designating the amounts of any exempt-interest dividends or capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

      A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Automatic Dividend Reinvestment Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of exempt-interest dividends received by the shareholder. In addition, such loss is disallowed to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits first will reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

      The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class' proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Shares and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. After the Reorganization, MuniYield Florida will, likewise, so designate distributions with respect to its Common Shares and its AMPS. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund's AMPS (the "taxable distribution") depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Shares and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

      In the opinion of Brown & Wood LLP, counsel to both Funds, under current law the manner in which each Fund allocates, and MuniYield Florida will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among Common Shares and outstanding AMPS (including, for MuniYield Florida, AMPS and the newly issued series of AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund's calculation of each class' allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund's method for allocating tax-exempt income, net capital gains and other taxable income between its Common Shares and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate a Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to such shareholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund's allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.


      The Code subjects interest received on certain otherwise tax-exempt securities to Federal alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. "Private activity bonds" are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such "private activity bonds" and reports to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings" which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate shareholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.


      MuniVest Florida may invest in non-investment grade obligations, as previously described. Furthermore, the Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such non-investment grade obligations and/or nontraditional instruments could be recharacterized as taxable ordinary income.

      If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Dividends and Distributions." This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable to shareholders for Federal income and New York State and New York City personal income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

      As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred shares that the Funds have that the Funds have issued and that MuniYield

Florida contemplates issuing may raise a question as to whether distributions on such preferred shares are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred shares and the preferred shares to be issued by MuniYield Florida will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred shares, there is no assurance that the IRS would agree that dividends on the preferred shares are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred shares, a Fund could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Shares and the AMPS would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the Federal alternative minimum tax.


      Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and MuniYield Florida intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

      The value of shares acquired pursuant to a Fund's dividend reinvestment plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the shareholders, including shareholders who do not participate in the Fund's dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

      Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

      Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

      The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

Tax Treatment of Options and Futures Transactions

      Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

      Code Section 1092, which applies to certain "straddles," may affect the taxation of a Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.


Florida Taxation of the Funds


      If a Fund does not have a taxable nexus to Florida, such as through the location within the state of the Fund's activities or those of FAM, under present Florida law, the Fund is not subject to Florida corporate income taxation. Additionally, if a Fund's assets do not have a taxable situs in Florida on January 1 of each calendar year, the Fund will not be subject to Florida intangible personal property tax. If a Fund has a taxable nexus to Florida or the Fund's assets have a taxable situs in Florida on January 1 of any year, the Fund will be subject to Florida taxation.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and Florida tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and the applicable tax laws. The Code and the Treasury Regulations, as well as the Florida tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

General


      Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
II), MuniYield Florida will acquire substantially all of the assets, and will assume substantially all of the liabilities, of MuniVest Florida, in exchange solely for an equal aggregate value of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS to be issued by MuniYield Florida. The number of MuniYield Florida Common Shares issued to MuniVest Florida will have an aggregate net asset value equal to the aggregate net asset value of the Common Shares of MuniVest Florida (except that cash will be paid in lieu of any fractional shares), and the number of MuniYield Florida Series B AMPS issued to MuniVest Florida will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the MuniVest Florida AMPS. Upon receipt by MuniVest Florida of such shares, MuniVest Florida will (i) distribute the MuniYield Florida Common Shares to the holders of MuniVest Florida Common Shares in exchange for their MuniVest Florida Common Shares and
(ii) distribute the shares of MuniYield Florida Series B AMPS to the holders of MuniVest Florida AMPS in exchange for their MuniVest Florida AMPS. A Certificate of Designation of MuniYield Florida establishing the powers, rights and preferences of the MuniYield Florida Series B AMPS will have been filed with the Office of the Secretary of State of the Commonwealth of Massachusetts prior to the closing of the Reorganization. As soon as practicable after the date that the Reorganization takes place (the "Exchange Date"), MuniVest Florida will execute and lodge among the records of MuniVest Florida an instrument in writing setting forth the fact of the Fund's termination and cause a copy thereof to be filed in the Office of the Secretary of State of the Commonwealth of Massachusetts.


      MuniVest Florida will distribute the MuniYield Florida Common Shares and MuniYield Florida Series B AMPS received by it pro rata to its holders of record of Common Shares and AMPS, as applicable, in exchange for such shareholders' shares in MuniVest Florida. Such distribution would be accomplished by opening new accounts on the books of MuniYield Florida in the names of the common and preferred shareholders of MuniVest Florida and transferring to those shareholder accounts the MuniYield Florida Common Shares or MuniYield Florida Series B AMPS previously credited on those books to the account of MuniVest Florida. Each newly-opened account on the books of MuniYield Florida for the previous holders of Common Shares of MuniVest Florida would represent the respective pro rata number of MuniYield Florida Common Shares (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Shares. No fractional MuniYield Florida Common Shares will be issued. In lieu thereof, MuniYield Florida's transfer agent, The Bank of New York, will aggregate all fractional MuniYield Florida Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the certificates representing MuniVest Florida Common Shares. Similarly, each newly-opened account on the books of MuniYield Florida for the previous holders of AMPS of MuniVest Florida would represent the respective pro rata number of shares of MuniYield Florida Series B AMPS, due such holder of AMPS. See "Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by the shareholders of MuniVest Florida to obtain their MuniYield Florida Common Shares (and cash in lieu of fractional shares, if any).


      Accordingly, as a result of the Reorganization, every holder of Common Shares of MuniVest Florida would own MuniYield Florida Common Shares that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that shareholder's MuniVest Florida Common Shares immediately prior to the Exchange Date. Since the MuniYield Florida Common Shares would be issued at net asset value and the Common Shares of MuniVest Florida would be valued at net asset value for the purposes of the exchange, the holders of Common Shares of each of the Funds will not be diluted as a result of the Reorganization. Similarly, since the MuniYield Florida Series B AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the AMPS of MuniVest Florida, holders of AMPS of each of the Funds will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of either of the Funds likely will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the constituent Funds.

Procedure


      At a meeting of the Board of Trustees of MuniYield Florida, and at a meeting of the Board of Trustees of MuniVest Florida, the Board of Trustees of each of the Funds, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act, of the applicable Fund, approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan of Reorganization to the shareholders of each of the Funds for approval. The Board of Trustees of MuniYield Florida voted unanimously to approve the Reorganization. The Board of Trustees of MuniVest Florida approved the Reorganization by a vote of all the Trustees present at the meeting representing more than two-thirds of the total number of Trustees.

      Also, the Board of Trustees of MuniYield Florida approved the issuance of the Common Shares and Series B AMPS and the filing of a Certificate of Designation to MuniYield Florida's Declaration of Trust establishing the powers, rights and preferences of the MuniYield Florida Series B AMPS in order that they may be distributed to holders of AMPS of MuniVest Florida as part of the Reorganization.


      As a result of such Board approvals, the Funds have jointly filed this proxy statement with the SEC soliciting a vote of the shareholders of each of the Funds to approve the Reorganization. The costs of such solicitation are to be paid by MuniYield Florida after the Reorganization so as to be borne equally and exclusively on a per share basis by the holders of Common Shares of each of the Funds. Special meetings of shareholders of the Funds will be held on December 15, 1999. If the shareholders of both Funds approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect.

      The Boards of Trustees of MuniYield Florida and MuniVest Florida, recommend that the shareholders of the respective Funds approve the Agreement and Plan of Reorganization.

Terms of the Agreement and Plan of Reorganization


      The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit II.

      Valuation of Assets and Liabilities. The respective assets of each of the Funds will be valued on the business day prior to the Exchange Date (the "Valuation Date"). The valuation procedures are the same for both Funds: net asset value per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a Common Share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding AMPS of the issuing Fund is divided by the total number of

Common Shares of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

      The Florida Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Trustees of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Florida Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Trustees of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

      Distribution of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS. On the Exchange Date, MuniYield Florida will issue to MuniVest Florida a number of MuniYield Florida Common Shares the aggregate net asset value of which will equal the aggregate net asset value of Common Shares of MuniVest Florida on the Valuation Date. Each holder of Common Shares of MuniVest Florida will receive the number of MuniYield Florida Common Shares corresponding to his or her proportionate interest in the aggregate net asset value of the Common Shares of MuniVest Florida.


      On the Exchange Date, MuniYield Florida also will issue to MuniVest Florida a number of shares of MuniYield Florida Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of MuniVest Florida AMPS on the Valuation Date. Each holder of AMPS of MuniVest Florida will receive the number of shares of MuniYield Florida Series B AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the AMPS of MuniVest Florida. No sales charge or fee of any kind will be charged to shareholders of MuniVest Florida in connection with their receipt of MuniYield Florida Common Shares or Series B AMPS in the Reorganization. It is anticipated that the auction for MuniYield Florida Series B AMPS will be held on Thursday; MuniVest Florida AMPS are auctioned on Thursday. The auction procedures for all of the AMPS are substantially the same. As a result of the Reorganization, the last dividend period for the AMPS of MuniVest Florida prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Certificate of Designation.


      Expenses. MuniYield Florida shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14 and a private letter ruling request submitted to the IRS, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, accounting fees associated with each Fund's financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. In this regard, expenses of the Reorganization will be deducted from the assets of the combined fund so as to be borne equally and exclusively on a per share basis by the holders of Common Shares of each of the Funds. No Fund shall pay any expenses of its respective shareholders arising out of or in connection with the Reorganization.


      Required Approvals. Under each Fund's Declaration of Trust (as amended to date and including the Certificate of Designation establishing the powers, rights and preferences of each Fund's AMPS), relevant Massachusetts law and the rules of the NYSE, shareholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of shareholders representing more than 50% of each Fund's outstanding Common Shares and AMPS, voting together as a single class, and more than 50% of each Fund's AMPS, voting separately as a single class. Because of the requirement that the Agreement and Plan of Reorganization be approved by the shareholders of both Funds, the Reorganization will not take place if the shareholders of either Fund do not approve the Agreement and Plan of Reorganization.

      Deregistration and Termination. Following the transfer of the assets and liabilities of MuniVest Florida and the distribution of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS to shareholders of MuniVest Florida, in accordance with the foregoing, MuniVest Florida will terminate its registration under the Investment Company Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

      Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval by the shareholders of each of the Funds, favorable IRS rulings or an opinion of counsel being received as to tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

      Postponement, Termination. Under the Agreement and Plan of Reorganization, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should either Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either Fund) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of any Fund if any condition to that Fund's obligations set forth in the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board.

Potential Benefits to Common Shareholders of the Funds as a Result of the Reorganization


      In approving the Reorganization, the Board of Trustees of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per Common Share, greater efficiency and flexibility in portfolio management and a more liquid trading market for the Common Shares of the combined fund. With respect to MuniVest Florida, following the Reorganization MuniVest Florida shareholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of MuniVest Florida. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds' portfolios of Florida Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of Florida Municipal Bonds and Municipal Bonds. The Boards also considered the relative tax positions of each of the Fund's portfolios. Based on these factors, the Boards concluded that the Reorganization will potentially benefit the shareholders of each Fund in that it (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs).

      The surviving fund that would result from the Reorganization would have a larger asset base than either of the Funds has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger combined fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common shareholders of the combined fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the combined fund. To illustrate the potential economies of scale, the table below shows the total annualized operating expense ratio of each Fund and pro forma MuniYield Florida, based on net assets both excluding and including assets attributable to AMPS as of June 30, 1999:

                             Total annualized       Net assets,       Total annualized       Net assets,
                                operating           excluding            operating           including
                              expense ratio,           AMPS            expense ratio,           AMPS
       Fund                   excluding AMPS       (in millions)       including AMPS       (in millions)
-------------------------------------------------------------------------------------------------------------
MuniYield Florida                  1.11%              $ 113.5                0.75%            $   168.5
-------------------------------------------------------------------------------------------------------------
MuniVest Florida                   1.20%              $  79.3                0.80%            $   119.3
-------------------------------------------------------------------------------------------------------------
Pro Forma MuniYield Florida(1)     1.06%              $ 192.8                0.71%            $   287.8
-------------------------------------------------------------------------------------------------------------


----------
1     Assumes Reorganization had taken place on June 30, 1999.

      Management projections estimate that MuniYield Florida will have net assets in excess of $287.8 million including assets attributable to AMPS upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, MuniYield Florida should be able to purchase larger amounts of Florida Municipal Bonds and Municipal Bonds at more favorable prices than either of the Funds separately and, with this greater purchasing power, request improvements in the terms of the Florida Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

      Based on the foregoing, the Boards concluded that the Reorganization is in the best interests of the shareholders of each of the Funds because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.


      In approving the Reorganization, the Board of Trustees of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing shareholders of that Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of the combined fund after the Reorganization of approximately $.02 as a result of the estimated costs of the Reorganization, management of each Fund advised its Board that it expects that such costs would be recovered within 1 to 2 1/2 years after the Exchange Date due to a decrease in the operating expense ratio.


      It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of either of the Funds; however, the Reorganization will not adversely affect the holders of shares of AMPS of either of the Funds and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either of the Funds.

Surrender and Exchange of Share Certificates


      After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing Common Shares of MuniVest Florida will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of MuniYield Florida Common Shares distributable with respect to such holder's MuniVest Florida Common Shares, together with cash in lieu of any fractional shares. Promptly after the Exchange Date, the transfer agent for the MuniYield Florida Common Shares, will mail to each holder of certificates formerly representing MuniVest Florida Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing MuniYield Florida Common Shares or and cash in lieu of any fractional shares.

      Shares of AMPS are held in "street name" by the Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.


If prior to the Reorganization you held:      After the Reorganization, you will hold:
----------------------------------------      -----------------------------------------
   MuniYield Florida Common Shares                 MuniYield Florida Common Shares
   MuniYield Florida AMPS                          MuniYield Florida Series A AMPS
   MuniVest Florida Common Shares                  MuniYield Florida Common Shares
   MuniVest Florida AMPS                           MuniYield Florida Series B AMPS


      Please do not send in any share certificates at this time. Upon consummation of the Reorganization, common shareholders of MuniVest Florida will be furnished with instructions for exchanging their share certificates for MuniYield Florida share certificates and, if applicable, cash in lieu of fractional shares.

      From and after the Exchange Date, certificates formerly representing MuniVest Florida Common Shares will be deemed for all purposes to evidence ownership of the number of full shares of MuniYield Florida Common Shares distributable with respect to the shares of MuniVest Florida held before the Reorganization as described above and as shown in the table above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of MuniVest Florida Common Shares as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding share certificates. Dividends payable to holders of record of MuniYield Florida Common Shares , as of any date after the Exchange Date and prior to the exchange of certificates by any shareholder of MuniVest Florida, will be paid to such shareholder, without interest, at the time such shareholder surrenders his or her share certificates for exchange.

      From and after the Exchange Date, there will be no transfers on the share transfer books of MuniVest Florida. If, after the Exchange Date, certificates representing shares of Common Shares of MuniVest Florida are presented to MuniYield Florida, they will be canceled and exchanged for certificates representing Common Shares and cash in lieu of fractional shares, if any, distributable with respect to such Common Shares in the Reorganization.


Tax Consequences of the Reorganization

      General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Both Funds have elected and qualified for the special tax treatment afforded RICs under the Code, and MuniYield Florida intends to continue to so qualify after the Reorganization. The Funds have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the exchange of assets by MuniVest Florida for MuniYield Florida shares of beneficial interest, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each of MuniYield Florida and MuniVest Florida will be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to MuniVest Florida as a result of the Reorganization or on the distribution of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS to MuniVest shareholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield Florida as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of MuniVest Florida on the receipt of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS in exchange for their corresponding Common Shares or AMPS of MuniVest Florida (except to the extent that MuniVest Common Shareholders receive cash representing an interest in fractional shares of MuniYield Florida in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of MuniVest Florida in the hands of MuniYield Florida will be the same as the tax basis of such assets in the hands of MuniVest Florida immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the MuniYield Florida Common Shares or MuniYield Florida Series B AMPS received by the shareholders of MuniVest Florida in the Reorganization will be equal to the tax basis of the Common Shares or AMPS of MuniVest Florida surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the MuniYield Florida Common Shares or MuniYield Florida Series B AMPS will be determined by including the period for which such shareholder held the Common Shares or AMPS of MuniVest Florida exchanged therefor, provided that such shares were held as a capital asset;
(viii) in accordance with Section 1223 of the Code, MuniYield Florida's holding period with respect to the assets of MuniVest Florida transferred will include the period for which such assets were held by MuniVest Florida; (ix) the payment of cash to common shareholders of MuniVest Florida in lieu of fractional shares of MuniYield Florida will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such shareholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the shareholder's basis allocable to the MuniYield Florida fractional shares; and (x) the taxable year of MuniVest Florida will end on the effective date of the Reorganization and pursuant to
Section 381(a) of the Code and regulations thereunder, MuniYield Florida will succeed to and take into account certain tax attributes of MuniVest Florida, such as earnings and profits, capital loss carryovers and method of accounting.


      As noted in the discussion under "Comparison of the Funds--Tax Rules Applicable to the Funds and Their Shareholders," a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution only will be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of MuniYield Florida Series B AMPS pursuant to the Reorganization in addition to the already existing MuniYield Florida AMPS will not cause distributions on any series of MuniYield Florida AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there is more than one series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, MuniYield Florida could lose the special tax treatment afforded RICs. In this case, dividends on the MuniYield Florida Common Shares and AMPS would not be exempt from Federal income tax. Additionally, MuniYield Florida would be subject to the Federal alternative minimum tax.

      Under Section 381(a) of the Code, MuniYield Florida will succeed to and take into account certain tax attributes of MuniVest Florida, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to MuniYield Florida.

      Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

      Regulated Investment Company Status. The Funds have elected and qualified for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization MuniYield Florida intends to continue to so qualify.

Appraisal Rights


      A shareholder of any of the Funds who does not vote in favor of the Reorganization may have the right under Massachusetts law to object to the Reorganization and demand payment for his or her shares from the applicable Fund and an appraisal thereof upon compliance with the procedures specified in Sections 86 through 98 of the Massachusetts Business Corporation Law (the "Massachusetts Business Corporation Law"), which are set forth in Exhibit IV hereto. A vote against the Reorganization or the execution of a proxy directing such a vote will not satisfy the requirements of those provisions. A failure to vote against the Reorganization will not constitute a waiver of such rights. The Funds take the position that, if available, this statutory right of appraisal may be exercised only by shareholders of record.

      Section 92 of the Massachusetts Business Corporation Law provides that for purposes of payment to any shareholder who elects to exercise his or her statutory right of appraisal, the value of shares of such shareholder is to be determined as of the day preceding the date of the shareholders' vote approving the Agreement and Plan of Reorganization. Under the terms of the Agreement and Plan of Reorganization, MuniYield Florida will assume the obligations of MuniVest Florida, if any, with respect to statutory rights of appraisal.


      For Federal income tax purposes, dissenting shareholders obtaining payment for their shares will recognize gain or loss measured by the difference between any such payment and the tax basis for their shares. Shareholders are advised to consult their personal tax advisers as to the tax consequences of dissenting.

      Capitalization


      The following table sets forth as of April 30, 1999 (i) the capitalization of MuniYield Florida, (ii) the capitalization of MuniVest Florida and (iii) the capitalization of pro forma MuniYield Florida as adjusted to give effect to the Reorganization.

       Pro Forma Capitalization of MuniYield Florida and MuniVest Florida and Pro Forma MuniYield Florida as of April 30, 1999 (unaudited)

                                                                                                      ProForma
                                                  MuniYield         MuniVest        Pro Forma        MuniYield
                                                   Florida           Florida       Adjustment    Florida adjusted(a)
                                                --------------   --------------   ------------   -------------------
Net Assets:
  Net Assets Attributable to
  Common Shares ............................     $119,014,117     $ 83,167,319    $ (2,490,337)     $199,691,099
  Net Assets Attributable to
  AMPS .....................................     $ 55,000,000     $ 40,000,000              --      $ 95,000,000

Shares Outstanding:
  Common Shares ............................        7,993,842        5,988,782        (355,883)       13,626,741(b)
  AMPS
    Series A ...............................            2,200            1,600          (1,600)            2,200(b)
    Series B ...............................               --               --           1,600             1,600(b)

Net Asset Value Per Share:
  Common Shares ............................     $      14.89     $      13.89              --      $      14.65(c)

  AMPS .....................................     $     25,000     $     25,000              --      $     25,000

----------

(a) The adjusted balances are presented as if the Reorganization had been consummated on April 30, 1999 and are for informational purposes only. Assumes distribution of undistributed net investment income, undistributed realized capital gains and accrual of estimated Reorganization expenses of $245,000. No assurance can be given as to how many MuniYield Florida Common Shares that shareholders of MuniVest Florida will receive on the Exchange Date, and the foregoing should not be relied upon to reflect the number of MuniYield Florida Common Shares that actually will be received on or after such date.

(b) Assumes the issuance of 5,632,899 MuniYield Florida Common Shares and one newly-created series of AMPS consisting of 1,600 shares in exchange for the net assets of MuniVest Florida. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions, on April 30, 1999.

(c) Net Asset Value Per Common Share net of Reorganization - related expenses of $245,000 and distribution of undistributed net investment income of $1,523,047 for MuniYield Florida, $519,558 for MuniVest Florida, and undistributed realized capital gains of $202,732 for MuniYield Florida..


                   INFORMATION CONCERNING THE SPECIAL MEETINGS

Date, Time and Place of Meetings

      The Meetings will be held on December 15, 1999 at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 3:00 p.m. Eastern time (for MuniYield Florida) and 2:00 p.m. Eastern time (for MuniVest Florida).

Solicitation, Revocation and Use of Proxies

      A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the Meeting. Although mere attendance at the Meetings will not revoke a proxy, a shareholder present at the Meetings may withdraw his or her proxy and vote in person.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the Agreement and Plan of Reorganization. It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

      Only holders of record of Common Shares or AMPS of either Fund at the close of business on the Record Date are entitled to vote at the Meetings or any adjournment thereof. At the close of business on the Record Date, the Funds had the number of shares outstanding indicated in Exhibit I.

Security Ownership of Certain Beneficial Owners and Management

      To the knowledge of the Funds, at the date hereof, no person or entity owns beneficially 5% or more of the Common Shares or AMPS of any Fund.


      As of the Record Date, the Trustees of neither Fund held shares of the Funds except as set forth in the table below:

       Trustee              Fund and Class of Shares        No. of Shares Held*
---------------------  ----------------------------------  ---------------------
 J. Thomas Touchton      MuniVest Florida Common Shares            5,000

---------------
* These holdings represent less than 0.1% of the Common Shares outstanding.


      As of the Record Date, the Trustees and officers of MuniYield Florida as a group (12 persons) owned an aggregate of less than 1% of the outstanding MuniYield Florida Common Shares and owned no MuniYield Florida AMPS.

      As of the Record Date, the Trustees and officers of MuniVest Florida as a group (13 persons) owned an aggregate of less than 1% of the outstanding MuniVest Florida Common Shares and owned no MuniVest Florida AMPS.

      On the Record Date, Mr. Glenn, a Trustee and an officer of each of the Funds, Mr. Zeikel, a Trustee of each of the Funds, and the other Trustees and officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

Voting Rights and Required Vote


      For purposes of this Proxy Statement and Prospectus, each Common Share and AMPS of each of the Funds is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the approval of each Fund. With respect to each Fund, approval of the Agreement and Plan of Reorganization requires the affirmative vote of shareholders representing (i) a majority of the Fund's outstanding Common Shares and AMPS, voting together as a single class, and (ii) a majority of the Fund's outstanding AMPS, voting separately as a single class. See Exhibit IV -- "Sections 86 through 98 of Chapter 156B of the Massachusetts General Laws (the Massachusetts Business Corporation Law)" for a discussion of dissenters' rights under Massachusetts law.


      For purposes of each Meeting, a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable Fund's shareholders is not present, or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the shareholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund's shareholders.

                             ADDITIONAL INFORMATION


      The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by MuniYield Florida, the surviving fund after the Reorganization, so as to be borne equally and exclusively on a per share basis by the holders of Common Shares of each of the Funds. If the Reorganization is not approved, these expenses will be allocated among the Funds according to the relative net asset value of the Common Shares of each Fund on the Meeting date.

      The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each of the Funds and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of beneficial interest the Funds.

      In order to obtain the necessary quorum at the Meetings supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each of the Funds has retained, Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to aid in the solicitation of proxies, at a cost to be borne by each of the Funds of approximately $7,500, plus out-of-pocket expenses.

      Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meetings. The Funds understand that with respect to Common Shares, under the rules of the NYSE, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Reorganization (Item 1). Shares of AMPS of a Fund held in "street name," however, may be voted without instructions under certain conditions by broker-dealer firms with respect to
Item 1 and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. With respect to each Fund, these conditions include, among others, that (i) at least 30% of that Fund's AMPS outstanding have voted on Item 1, (ii) less than 10% of that Fund's AMPS outstanding have voted against Item 1 and (iii) holders of that Fund's Common Shares have voted to approve Item 1. In such instances, the broker-dealer firm will vote that Fund's AMPS on Item 1 in the same proportion as the votes cast by all holders of AMPS who voted on Item 1. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of each Fund exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Item 1 (with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will have the same effect as a vote against the Reorganization.

      This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto that MuniYield Florida has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

      The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning the Funds can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

Year 2000 Issues

      Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Funds could be adversely affected if the computer systems used by FAM or other Fund service providers do not properly address this problem before January 1, 2000. FAM expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Funds' other service providers have told FAM that they also expect to resolve the Year 2000 Problem, and FAM will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Funds could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Funds invest, and this could hurt the Funds' investment returns.

                                    CUSTODIAN

      The Bank of New York acts as the custodian for cash and securities of MuniYield Florida and MuniVest Florida. The principal business address of The Bank of New York in such capacity is 90 Washington Street, New York, New York 10286.

             TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      The Bank of New York serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Shares of MuniYield Florida and MuniVest Florida, pursuant to separate registrar, transfer agency and service agreements with each of the Funds. The principal business address of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

      The Bank of New York serves as the transfer agent, dividend disbursing agent, registrar and auction agent to MuniYield Florida and MuniVest Florida in connection with their respective AMPS, pursuant to separate registrar, transfer dividend disbursing agent, agency and service agreements with each of the Funds. The principal business address of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

                                LEGAL PROCEEDINGS

      There are no material legal proceedings to which either Fund is a party.

                                 LEGAL OPINIONS


      Certain legal matters in connection with the Reorganization will be passed upon for the Funds by Brown & Wood LLP, New York, New York. Brown & Wood LLP will rely as to matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts. Certain information under the caption "Taxes" relating to matters of Florida law will be passed upon for the Fund by Holland & Knight LLP, Tampa, Florida.

                                     EXPERTS

      The financial statements for the fiscal year ended October 31, 1998 and the financial highlights for each of the years in the six-year period then ended and for the period February 28, 1992 to October 31, 1992 for MuniYield Florida and the financial statements for the fiscal year ended October 31, 1998 and the financial highlights for each of the years in the five-year period then ended and for the period April 30, 1993 to October 31, 1993 for MuniVest Florida included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP ("D&T"), the independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is 117 Campus Drive, Princeton, New Jersey 08540. D&T will serve as the independent auditors for the combined fund after the Reorganization.


                                     By Order of the Boards of Trustees


                                        ALICE A. PELLEGRINO
                                        Secretary of  MuniVest Florida Fund and
                                        MuniYield Florida Fund

                          INDEX TO FINANCIAL STATEMENTS

                                                                          Page
                                                                          ----

Audited Financial Statements for MuniYield Florida Fund for the
   Fiscal Year Ended October 31, 1998..................................    F-2

Unaudited Financial Statements for MuniYield Florida Fund for the
   Six-Month Period Ended April 30, 1999...............................   F-13

Audited Financial Statements for MuniVest Florida Fund for the
   Fiscal Year Ended October 31, 1998..................................   F-23

Unaudited Financial Statements for MuniVest Florida Fund for the
   Six-Month Period Ended April 30, 1999...............................   F-34


Unaudited Financial Statements for Pro Forma MuniYield Florida as
   of April 30, 1999...................................................   F-44

                        Audited Financial Statements for
                             MuniYield Florida Fund
                   for the Fiscal Year Ended October 31, 1998

MuniYield Florida Fund                                          October 31, 1998

================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

The Board of Trustees and Shareholders,
MuniYield Florida Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Florida Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Fund, as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1998

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

Florida--98.8%
                            Boca Raton, Florida, Community Redevelopment Agency, Tax Increment Revenue
                            Refunding Bonds (Mizner Park)(f)(i):
AAA      Aaa     $ 1,850      4.95% due 3/01/2015                                                              $     838
AAA      Aaa       1,650      4.98% due 3/01/2016                                                                    703
AAA      Aaa       1,300      5% due 3/01/2017                                                                       523
AAA      Aaa       2,600      5% due 3/01/2018                                                                       989
AAA      Aaa       1,000      5% due 12/01/2018                                                                      366

AAA      Aaa       2,650    Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                            10/01/2024 (a)                                                                         2,951

A+       A1       13,700    Citrus County, Florida, PCR, Refunding (Florida Power Corporation--Crystal
                            River), Series A, 6.625% due 1/01/2027                                                14,843

                            Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
AAA      Aaa       1,000      6.55% due 10/01/2013                                                                 1,105
AAA      Aaa       5,000      6.60% due 10/01/2022                                                                 5,526

                            Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT:
NR*      Aaa       1,930      (Multi-County Program), Series A, 6.90% due 4/01/2020 (e)                            2,041
AAA      Aaa       2,805      Refunding (Multi-County Program), 7% due 4/01/2028 (d)                               3,097
NR*      Aaa       1,850      Series A, 7.40% due 10/01/2023 (e)                                                   1,948

BBB      Baa1      3,000    Escambia County, Florida, PCR (Champion International Corporation Project)
                            AMT, 6.90% due 8/01/2022                                                               3,296

NR*      Aaa       1,380    Florida HFA, Home Ownership Revenue Refunding Bonds, AMT, Series G-1, 7.90%
                            due 3/01/2022 (e)                                                                      1,454

                            Florida State Board of Education, Capital Outlay (Public Education):
AA+      AA2       2,750      Series A, 6.10% due 6/01/2024                                                        3,005
AAA      AAA       7,500      Series B, 4.50% due 6/01/2028 (b)                                                    6,935

AAA      Aaa       3,000    Florida State Department of General Services, Division Facilities Management
                            Revenue Bonds (Facilities Pool), Series B, 4.50% due 9/01/2023 (f)                     2,792

AAA      Aaa       6,500    Florida State Division Board of Finance, Department of General Services
                            Revenue Bonds (Department of Natural Resource Preservation), Series 2000-A,
                            6.75% due 7/01/2001 (a)(g)                                                             7,143

                            Florida State Mid-Bay Bridge Authority Revenue Bonds, Series A:
NR*      NR*       5,495      7.50% due 10/01/2017                                                                 6,189
NR*      Aaa       1,500      5.40% due 10/01/2018 (a)(i)                                                            545
NR*      Aaa       3,005      5.40% due 10/01/2019 (a)(i)                                                          1,029
NR*      Aaa       1,695      5.45% due 10/01/2020 (a)(i)                                                            550

AAA      Aaa       5,000    Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of
                            Transportation), Series B, 5% due 7/01/2016 (b)                                        5,062

================================================================================
PORTFOLIO ABBREVIATIONS
================================================================================

To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
DATES       Daily Adjustable Tax-Exempt Securities
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
PCR         Pollution Control Revenue Bonds
S/F         Single-Family
VRDN        Variable Rate Demand Notes

MuniYield Florida Fund
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

Florida (continued)
AA       Aa3      $5,000    Gainesville, Florida, Utilities System Revenue Bonds, Series A, 6.50% due
                            10/01/2002 (g)                                                                     $   5,598

AAA      Aaa       4,000    Greater Orlando Aviation Authority Revenue Bonds (Orlando Airport Facilities),
                            AMT, Series A, 6.50% due 10/01/2012 (c)                                                4,414

A        A3        6,000    Hillsborough County, Florida, Capital Improvement Revenue Bonds (County
                            Center Project), Second Series, 6.75% due 7/01/2002 (g)                                6,725

AAA      Aaa       1,000    Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System--J.
                            Knox Village), 6.375% due 12/01/2003 (g)                                               1,088

                            Hillsborough County, Florida, Utility Revenue Refunding Bonds:
BBB+     Baa1      1,245      Series A, 7% due 8/01/2014                                                           1,345
AAA      Aaa       2,000      Series B, 6.50% due 8/01/2016 (f)                                                    2,171

AAA      Aaa       1,300    Indian River County, Florida, Hospital Revenue Refunding Bonds, 5.70% due
                            10/01/2015 (f)                                                                         1,413

AAA      Aaa       5,000    Jacksonville, Florida, Capital Improvement Revenue Refunding Bonds (Stadium
                            Project), 4.75% due 10/01/2025 (a)                                                     4,795

A1+      VMIG1++     500    Jacksonville, Florida, PCR, Refunding (Florida Power & Light Co. Project),
                            VRDN, 3.70% due 5/01/2029 (h)                                                            500

AAA      Aaa       4,000    Lee County, Florida, Solid Waste System Revenue Bonds, AMT, Series A, 6.50%
                            due 10/01/2013 (b)                                                                     4,345

AAA      NR*       1,730    Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
                            AMT, Series B, 7.30% due 1/01/2028 (e)                                                 2,001

AAA      Aaa       2,500    Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022 (f)                  2,508

AAA      Aaa       5,000    Miami--Dade County, Florida, Special Obligation Revenue Bonds, Sub-Series B,
                            5% due 10/01/2037 (b)                                                                  4,949

AAA      Aaa       5,270    Miami--Dade County, Florida, Special Obligation Revenue Refunding Bonds,
                            Sub-Series A, 13.291% due 10/01/2016 (b)(i)                                            2,122

AAA      Aaa       1,000    Ocoee, Florida, Transportation Revenue Refunding and Improvement Bonds, 4.50%
                            due 10/01/2023 (b)                                                                       931

AAA      Aaa       2,625    Okaloosa County, Florida, Gas District Revenue Bonds (Gas System), Series A,
                            5.20% due 10/01/2019 (b)                                                               2,682

                            Orange County, Florida, Health Facilities Authority Revenue Bonds (Hospital
                            --Orlando Regional Healthcare)(b):
AAA      Aaa         500      Refunding, Series C, 6.25% due 10/01/2016                                              586
AAA      Aaa       2,000      Series A, 6.25% due 10/01/2013                                                       2,356

AAA      Aaa       5,000    Orange County, Florida, Tourist Development, Tax Revenue Bonds, Series B,
                            6.50% due 10/01/2002 (a)(g)                                                            5,602

AAA      Aaa       6,000    Orlando & Orange County Expressway Authority, Florida, Revenue Refunding
                            Bonds, Junior Lien, 5% due 7/01/2021 (c)                                               5,983

AAA      Aaa       1,500    Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20%
                            due 6/01/2015 (c)                                                                      1,924

NR*      Aaa       1,390    Palm Beach County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series A,
                            6.80% due 10/01/2027 (d)                                                               1,494

NR*      Aaa       1,000    Peace River/Manasota, Florida, Regional Water Supply Authority, Revenue
                            Refunding Bonds (Peace River Option Project), Series A, 5% due 10/01/2023 (b)            997

A1+      VMIG1++   2,800    Pinellas County, Florida, Health Facilities Authority, Revenue Refunding
                            Bonds, Pooled Hospital Loan Program, DATES, 3.70% due 12/01/2015 (h)                   2,800

MuniYield Florida Fund
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

Florida (concluded)
                            Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds (Allegany
                            Health System)(b)(g):
AAA      Aaa      $1,550      (Saint Anthony's), 6.75% due 12/01/2003                                          $   1,761
AAA      Aaa       2,000      Series A, 7% due 12/01/2001                                                          2,230

                            Sarasota County, Florida, Public Hospital Board, Revenue Refunding Bonds
                            (Sarasota Memorial Hospital), Series B (b):
AAA      Aaa       3,100      5.25% due 7/01/2024                                                                  3,220
AAA      Aaa       5,000      5.50% due 7/01/2028                                                                  5,392

AAA      Aaa       7,250    Tallahassee, Florida, Energy System Revenue Refunding Bonds, Series A, 4.75%
                            due 10/01/2026 (f)                                                                     6,947

AAA      Aaa       8,080    Tampa Bay, Florida, Water Utility System Revenue Bonds, Series B, 4.75% due
                            10/01/2027 (c)                                                                         7,737

AAA      Aaa       4,000    Tampa--Hillsborough County, Florida, Expressway Authority, Revenue Refunding
                            Bonds, 5% due 7/01/2027 (a)                                                            3,988

AAA      Aaa       2,520    Village Center Community Development District, Florida, Recreational Revenue
                            Refunding Bonds, Series A, 5% due 11/01/2021 (b)                                       2,513

AAA      Aaa       1,325    Winter Haven, Florida, Utility System Revenue Refunding and Improvement
                            Bonds, 4.75% due 10/01/2028 (b)                                                        1,266


New York--4.5%

A1+      VMIG1++   8,100    Long Island, New York, Power Authority, Electric System Revenue Bonds, VRDN,
                            Sub-Series 5, 3.70% due 5/01/2033 (h)                                                  8,100


North Carolina--2.1%

A1+      NR*       3,800    Raleigh Durham, North Carolina, Airport Authority, Special Facility Revenue
                            Refunding Bonds (American Airlines), VRDN, Series A, 3.70% due 11/01/2015 (h)          3,800


Puerto Rico--0.6%

BBB+     Baa1      1,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6% due
                            7/01/2016                                                                              1,087


Utah--1.6%

A1+      VMIG1++   2,800    Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN, 3.70% due
                            11/01/2024 (h)                                                                         2,800


Wyoming--0.6%

NR*      P1        1,100    Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc. Project), VRDN,
                            3.70% due 8/15/2020 (h)                                                                1,100


Total Investments (Cost--$184,915)--108.2%                                                                       194,200

Liabilities in Excess of Other Assets--(8.2%)                                                                    (14,745)
                                                                                                                --------
Net Assets--100.0%                                                                                              $179,455
                                                                                                                ========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)FNMA/GNMA Collateralized.
(e)GNMA Collateralized.
(f)FSA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(i)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  *Not Rated.
  +Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.

MuniYield Florida Fund
October 31, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998
Assets:             Investments, at value (identified cost--$184,915,307) (Note 1a)                         $194,199,798
                    Cash                                                                                          95,696
                    Interest receivable                                                                        2,051,816
                    Prepaid expenses and other assets                                                             10,480
                                                                                                            ------------
                    Total assets                                                                             196,357,790
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $ 16,758,094
                      Investment adviser (Note 2)                                                79,134       16,837,228
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        65,802
                                                                                                            ------------
                    Total liabilities                                                                         16,903,030
                                                                                                            ------------

Net Assets:         Net assets                                                                              $179,454,760
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (2,200
                      shares of AMPS* issued and outstanding at $25,000 per
                      share liquidation preference)                                                         $ 55,000,000
                      Common Shares, par value $.10 per share (7,928,215 shares
                      issued and outstanding)                                              $    792,822
                    Paid-in capital in excess of par                                        110,663,375
                    Undistributed investment income--net                                      1,397,349
                    Undistributed realized capital gains on investments--net                  2,316,723
                    Unrealized appreciation on investments--net                               9,284,491
                                                                                           ------------
                    Total--Equivalent to $15.70 net asset value per Common Share
                    (market price--$16.00)                                                                   124,454,760
                                                                                                            ------------
                    Total capital                                                                           $179,454,760
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.

MuniYield Florida Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  9,994,148
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    889,420
                    Commission fees (Note 4)                                                    139,517
                    Professional fees                                                            87,226
                    Accounting services (Note 2)                                                 34,400
                    Transfer agent fees                                                          30,482
                    Printing and shareholder reports                                             26,114
                    Trustees' fees and expenses                                                  22,915
                    Custodian fees                                                               14,462
                    Listing fees                                                                 13,522
                    Pricing fees                                                                  7,284
                    Other                                                                        15,259
                                                                                           ------------
                    Total expenses                                                                             1,280,601
                                                                                                            ------------
                    Investment income--net                                                                     8,713,547
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          4,230,658
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,550,972)
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 11,393,233
- --Net (Notes                                                                                              ============
1b, 1d & 3):

                    See Notes to Financial Statements.

MuniYield Florida Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $  8,713,547     $  8,861,646
                    Realized gain on investments--net                                         4,230,658        1,872,160
                    Change in unrealized appreciation on investments--net                    (1,550,972)       1,383,784
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     11,393,233       12,117,590
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions         Common Shares                                                          (6,806,895)      (7,029,122)
to Shareholders       Preferred Shares                                                       (1,531,002)      (1,816,122)
(Note 1e):          Realized gain on investments--net:
                      Common Shares                                                          (1,758,807)        (347,814)
                      Preferred Shares                                                         (453,420)         (95,370)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (10,550,124)      (9,288,428)
                                                                                           ------------     ------------

Beneficial          Value of shares issued to Common Shareholders in
Interest            reinvestment of dividends and distributions                                 880,850          197,507
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase in net assets                                              1,723,959        3,026,669
                    Beginning of year                                                       177,730,801      174,704,132
                                                                                           ------------     ------------
                    End of year*                                                           $179,454,760     $177,730,801
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,397,349     $  1,021,699
                                                                                           ============     ============

                    See Notes to Financial Statements.

MuniYield Florida Fund
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                     For the
                                                                                    Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of year                $  15.59   $  15.23  $  15.07  $  13.82   $  16.74
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.10       1.13      1.13      1.14       1.15
                    Realized and unrealized gain (loss) on
                    investments--net                                       .34        .41       .17      1.25      (2.46)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.44       1.54      1.30      2.39      (1.31)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.86)      (.89)     (.90)     (.88)      (.95)
                      Realized gain on investments--net                   (.22)      (.04)       --        --       (.43)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                         (1.08)      (.93)     (.90)     (.88)     (1.38)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.19)      (.24)     (.24)     (.26)      (.15)
                        Realized gain on investments--net                 (.06)      (.01)       --        --       (.08)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.25)      (.25)     (.24)     (.26)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.70   $  15.59  $  15.23  $  15.07   $  13.82
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  16.00   $  15.50  $  14.50  $ 13.375   $ 11.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     10.66%     13.76%    15.29%    25.63%    (24.94%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   7.96%      8.93%     7.47%    16.50%     (9.43%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .72%       .75%      .74%      .77%       .76%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               4.90%      5.04%     5.11%     5.32%      5.15%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end of
Data:               year (in thousands)                               $124,455   $122,731  $119,704  $118,402   $108,591
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    year (in thousands)                               $ 55,000   $ 55,000  $ 55,000  $ 55,000   $ 55,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  92.25%    107.09%   119.29%    97.93%     18.31%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,263   $  3,231  $  3,176  $  3,153   $  2,974
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    696   $    826  $    869  $    927   $    549
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:++

                   *Total investment returns based on market value,
                    which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to
                    Preferred Shareholders.
                   +Dividends per share have been adjusted to reflect a
                    two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.

MuniYield Florida Fund                                          October 31, 1998
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1.   Significant Accounting Policies:

MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates).

MuniYield Florida Fund                                          October 31, 1998
================================================================================

================================================================================

Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2.   Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3.   Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $164,339,462 and $160,390,223, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                     Gains              Gains
------------------------------------------------------------          ----------
Long-term investments ..................          $4,230,658          $9,284,491
                                                  ----------          ----------

Total ..................................          $4,230,658          $9,284,491
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of October 31, 1998, unrealized appreciation for Federal income tax purposes aggregated $9,284,491, of which $9,549,775 related to appreciated securities and $265,284 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $184,915,307.

4.   Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 increased by 56,492 and 12,947, respectively, as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.23%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $72,191 as commissions.

5.   Subsequent Event:

On November 5, 1998 the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.074297 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

                       Unaudited Financial Statements for
                             MuniYield Florida Fund
                            for the Six-Month Period
                              Ended April 30, 1999

Muni-Yield Florida Fund
April 30, 1999
SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)
Alabama--1.0%

AAA     NR*     $ 1,715   Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124, 6.39% due
                          2/01/2036 (c)(h)                                                                      $  1,780

Alaska--0.6%

A1      VMIG1++   1,000   Valdez, Alaska, Marine Terminal, Revenue Refunding Bonds (Exxon Pipeline
                          Company Project), VRDN, Series C, 4.05% due 12/01/2033 (g)                               1,000

Florida--100.1%

AAA     Aaa       2,650   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                          10/01/2024 (a)                                                                           2,949

AAA     Aaa       5,400   Broward County, Florida, Airport System Revenue Bonds (Passenger Facility),
                          Convertible Lien, Series H-2, 4.75% due 10/01/2023 (a)                                   5,109

A+      A1       13,700   Citrus County, Florida, PCR, Refunding (Florida Power Corporation--Crystal
                          River), Series A, 6.625% due 1/01/2027                                                  14,714

                          Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
AAA     Aaa       1,000      6.55% due 10/01/2013                                                                  1,094
AAA     Aaa       5,000      6.60% due 10/01/2022                                                                  5,477

NR*     Aaa       1,725   Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                          Program), AMT, Series A, 6.90% due 4/01/2020 (d)                                         1,814

                          Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT (d):
AAA     Aaa       2,805      7% due 4/01/2028 (j)                                                                  3,075
NR*     Aaa       2,500      (Multi-County Program), 5.20% due 4/01/2032 (b)(j)                                    2,484
NR*     Aaa       1,850      Series A, 7.40% due 10/01/2023 (i)                                                    1,935

BBB     Baa1      3,000   Escambia County, Florida, PCR (Champion International Corporation Project),
                          AMT, 6.90% due 8/01/2022                                                                 3,311

A1      VMIG1++     200   Escambia County, Florida, PCR, Refunding (Gulf Power Company Project), VRDN,
                          4.20% due 7/01/2022 (g)                                                                    200

NR*     Aaa       1,155   Florida HFA, Home Ownership Revenue Refunding Bonds, AMT, Series G-1, 7.90%
                          due 3/01/2022 (d)                                                                        1,214

                          Florida State Board of Education, Capital Outlay, GO (Public Education):
AAA     Aaa       1,000      Series A, 6.10% due 6/01/2004 (f)                                                     1,110
AAA     Aaa       4,000      Series B, 4.50% due 6/01/2023 (b)                                                     3,648
AAA     Aaa       7,500      Series B, 4.50% due 6/01/2028 (b)                                                     6,769

AA+     Aa2       3,600   Florida State Board of Education, Capital Outlay, GO, Refunding (Public
                          Education), Series C, 5.25% due 6/01/2007                                                3,852

================================================================================
PORTFOLIO ABBREVIATIONS
================================================================================

To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes

MuniYield Florida Fund
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)
Florida (continued)

NR*     NR*     $ 5,495   Florida State Mid-Bay Bridge Authority Revenue Bonds, Series A, 7.50% due
                          10/01/2017                                                                            $  6,106

AAA     Aaa       5,000   Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of
                          Transportation), Series B, 5% due 7/01/2016 (b)                                          5,027

AAA     Aaa       4,000   Greater Orlando Aviation Authority, Florida, Revenue Bonds (Orlando Airport
                          Facilities), AMT, Series A, 6.50% due 10/01/2012 (c)                                     4,369

AAA     Aaa       1,000   Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System--J.
                          Knox Village), 6.375% due 12/01/2003 (b)(f)                                              1,081

                          Hillsborough County, Florida, Utility Revenue Refunding Bonds:
BBB+    Baa1      1,245      Series A, 7% due 8/01/2014                                                            1,328
AAA     Aaa       2,000      Series B, 6.50% due 8/01/2016 (e)                                                     2,149

AAA     Aaa       1,300   Indian River County, Florida, Hospital Revenue Refunding Bonds, 5.70% due
                          10/01/2015 (e)                                                                           1,394

AAA     Aaa       5,000   Jacksonville, Florida, Capital Improvement Revenue Refunding Bonds (Stadium
                          Project), 4.75% due 10/01/2025 (a)                                                       4,713

AA      Aa2       2,000   Jacksonville, Florida, Electric Authority, Revenue Refunding Bonds (Saint
                          Johns River), Issue 2, Series 15, 6% due 10/01/2005                                      2,216

NR*     VMIG1++   1,100   Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Refunding
                          Bonds (Genesis Rehabilitation Hospital), VRDN, 4% due 5/01/2021 (g)                      1,100

A1+     VMIG1++     600   Jacksonville, Florida, PCR, Refunding (Florida Power & Light Co. Project),
                          VRDN, 4.20% due 5/01/2029 (g)                                                              600

AA-     A1        5,000   Lakeland, Florida, Electric and Water Revenue Refunding and Improvement Bonds,
                          Series B, 5.625% due 10/01/2006 (f)                                                      5,510

AAA     Aaa       4,000   Lee County, Florida, Solid Waste System Revenue Bonds, AMT, Series A, 6.50% due
                          10/01/2013 (b)                                                                           4,298

AAA     NR*       1,640   Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
                          AMT, Series B, 7.30% due 1/01/2028 (d)(k)                                                1,864

A1+     VMIG1++     100   Manatee County, Florida, PCR, Refunding (Florida Power and Light Company
                          Project), VRDN, 4% due 9/01/2024 (g)                                                       100

AAA     Aaa       2,500   Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022 (e)                    2,495

AAA     Aaa       4,000   Miami--Dade County, Florida, School Board, COP, Revenue Refunding Bonds, Series C,
                          5% due 8/01/2025 (e)                                                                     3,903

AAA     Aaa       7,600   Miami--Dade County, Florida, Water and Sewer Revenue Bonds, GO, Series A, 5% due
                          10/01/2029 (c)                                                                           7,414

AAA     Aaa       2,625   Okaloosa County, Florida, Gas District, Revenue Refunding Bonds (Gas System),
                          Series A, 5.20% due 10/01/2019 (b)                                                       2,664

AAA     Aaa       2,000   Orange County, Florida, Health Facilities Authority Revenue Bonds (Hospital--
                          Orlando Regional Healthcare), Series A, 6.25% due 10/01/2013 (b)                         2,326

AAA     Aaa         500   Orange County, Florida, Health Facilities Authority, Revenue Refunding Bonds
                          (Hospital--Orlando Regional Healthcare), Series C, 6.25% due 10/01/2016 (b)                582

NR*     Aaa       6,250   Orange County, Florida, School Board, COP, Series A, 5.25% due 8/01/2023 (b)             6,350

AAA     Aaa       6,000   Orlando and Orange County Expressway Authority, Florida, Expressway Revenue
                          Refunding Bonds (Junior Lien), 5% due 7/01/2021 (c)                                      5,928

AAA     Aaa       1,500   Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20%
                          due 6/01/2015 (c)                                                                        1,912

NR*     Aaa       1,390   Palm Beach County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series A,
                          6.80% due 10/01/2027 (d)(j)                                                              1,485

MuniYield Florida Fund
April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)
Florida (concluded)

AAA     AAA     $ 1,000   Peace River/Manasota, Florida, Regional Water Supply Authority Revenue
                          Bonds (Peace River Option Project), Series A, 5% due 10/01/2023 (b)                    $   979

AAA     Aaa       7,625   Pembroke Pines, Florida, Capital Improvement Revenue Refunding Bonds, 5.25%
                          due 12/01/2026 (a)                                                                       7,734

A1+     VMIG1++     150   Pinellas County, Florida, Health Facilities Authority, Revenue Refunding
                          Bonds (Pooled Hospital Loan Program), DATES, 4% due 12/01/2015 (a)(g)                      150

AAA     Aaa       2,160   Polk County, Florida, School Board, COP, Series A, 5% due 1/01/2024 (e)                  2,115

                          Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light Company
                          Project), VRDN (g):
A1+     VMIG1++     600      4% due 1/01/2026                                                                        600
A1+     VMIG1++   4,000      4.20% due 3/01/2027                                                                   4,000

                          Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds (b)(f):
AAA     Aaa       1,550      (Allegany Health System--Saint Anthony's), 6.75% due 12/01/2003                       1,742
AAA     Aaa       2,000      (Allegany Health System), Series A, 7% due 12/01/2001                                 2,198

                          Sarasota County, Florida, Public Hospital Board, Revenue Bonds (b):
NR*     Aaa       5,000      RIB, Series 99, 6.665% due 7/01/2028 (h)                                              5,650
AAA     Aaa       3,100      (Sarasota Memorial Hospital), Series B, 5.25% due 7/01/2024                           3,192

AAA     Aaa       6,000   Tampa, Florida, Water and Sewer Revenue Refunding Bonds, Series A, 6.25% due
                          10/01/2002 (c)(f)                                                                        6,524

AAA     Aaa       2,520   Village Center Community Development District, Florida, Recreational Revenue
                          Refunding Bonds, Series A, 5% due 11/01/2021 (b)                                         2,480

AAA     Aaa       1,325   Winter Haven, Florida, Utility System Revenue Refunding and Improvement Bonds,
                          4.75% due 10/01/2028 (b)                                                                 1,245

New York--0.8%

A1+     VMIG1++   1,400   Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN,
                          Sub-Series 5, 4.25% due 5/01/2033 (g)                                                    1,400

Puerto Rico--0.6%

BBB+    Baa1      1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6% due
                          7/01/2016                                                                                1,079

Texas--2.8%

A1+     NR*       4,800   Harris County, Texas, Health Facilities Development Corporation, Hospital
                          Revenue Refunding Bonds (Methodist Hospital), VRDN, 4.25% due 12/01/2025 (g)             4,800

Total Investments (Cost--$179,516)--105.9%                                                                       184,337

Liabilities in Excess of Other Assets--(5.9%)                                                                    (10,323)
                                                                                                                --------
Net Assets--100.0%                                                                                              $174,014
                                                                                                                ========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
 (h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(i)FHA Insured.
(j)FNMA Collateralized.
(k)FHLMC Collateralized.
  *Not Rated.
  +Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.

MuniYield Florida Fund
April 30, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999
Assets:             Investments, at value (identified cost--$179,515,730) (Note 1a)                         $184,337,188
                    Cash                                                                                          65,913
                    Receivables:
                      Securities sold                                                      $  6,641,594
                      Interest                                                                2,136,432        8,778,026
                                                                                           ------------
                    Prepaid expenses and other assets                                                             10,480
                                                                                                            ------------
                    Total assets                                                                             193,191,607
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   19,075,690
                      Investment adviser (Note 2)                                                76,552       19,152,242
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        25,248
                                                                                                            ------------
                    Total liabilities                                                                         19,177,490
                                                                                                            ------------

Net Assets:         Net assets                                                                              $174,014,117
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (2,200 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 55,000,000
                      Common Shares, par value $.10 per share (7,993,842 shares issued
                      and outstanding)                                                     $    799,384
                    Paid-in capital in excess of par                                        111,667,496
                    Undistributed investment income--net                                      1,523,047
                    Undistributed realized capital gains on investments--net                    202,732
                    Unrealized appreciation on investments--net                               4,821,458

                    Total--Equivalent to $14.89 net asset value per Common Share
                    (market price--$14.875)                                                                  119,014,117
                                                                                                            ------------
                    Total capital                                                                           $174,014,117
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.

MuniYield Florida Fund
April 30, 1999


FINANCIAL INFORMATION (continued)

       >
Statement of Operations
                                                                                               For the Six Months Ended
                                                                                                          April 30, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  4,667,312
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    440,528
                    Commission fees (Note 4)                                                     67,289
                    Professional fees                                                            40,841
                    Accounting services (Note 2)                                                 32,176
                    Transfer agent fees                                                          19,809
                    Printing and shareholder reports                                             16,201
                    Trustees' fees and expenses                                                  11,275
                    Listing fees                                                                  7,806
                    Custodian fees                                                                6,934
                    Pricing fees                                                                  4,060
                    Other                                                                        13,222
                                                                                           ------------
                    Total expenses                                                                               660,141
                                                                                                            ------------
                    Investment income--net                                                                     4,007,171
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,029,374
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (4,463,033)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,573,512
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.

MuniYield Florida Fund
April 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six        For the
                                                                                          Months Ended     Year Ended
                                                                                           April 30,       October 31,
Increase (Decrease) in Net Assets:                                                            1999             1998
Operations:         Investment income--net                                                 $  4,007,171     $  8,713,547
                    Realized gain on investments--net                                         2,029,374        4,230,658
                    Change in unrealized appreciation on investments--net                    (4,463,033)      (1,550,972)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,573,512       11,393,233
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (3,494,801)      (6,806,895)
Shareholders          Preferred Shares                                                         (386,672)      (1,531,002)
(Note 1e):          Realized gain on investments--net:
                      Common Shares                                                          (3,415,385)      (1,758,807)
                      Preferred Shares                                                         (727,980)        (453,420)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (8,024,838)     (10,550,124)
                                                                                           ------------     ------------

Beneficial          Value of shares issued to Common Shareholders in reinvestment
Interest            of dividends and distributions                                            1,010,683          880,850
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                  (5,440,643)       1,723,959
                    Beginning of period                                                     179,454,760      177,730,801
                                                                                           ------------     ------------
                    End of period*                                                         $174,014,117     $179,454,760
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,523,047     $  1,397,349
                                                                                           ============     ============

                    See Notes to Financial Statements.

MuniYield Florida Fund
April 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                     For the Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended                For the Year Ended
                                                                      April 30,                 October 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998      1997     1996        1995
Per Share           Net asset value, beginning of period              $  15.70   $  15.59  $  15.23  $  15.07   $  13.82
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50       1.10      1.13      1.13       1.14
                    Realized and unrealized gain (loss)
                    on investments--net                                   (.30)       .34       .41       .17       1.25
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .20       1.44      1.54      1.30       2.39
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.44)      (.86)     (.89)     (.90)      (.88)
                      Realized gain on investments--net                   (.43)      (.22)     (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                          (.87)     (1.08)     (.93)     (.90)      (.88)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.05)      (.19)     (.24)     (.24)      (.26)
                        Realized gain on investments--net                 (.09)      (.06)     (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.14)      (.25)     (.25)     (.24)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.89   $  15.70  $  15.59  $  15.23   $  15.07
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.875   $  16.00  $  15.50  $  14.50   $ 13.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     (1.69%)++  10.66%    13.76%    15.29%     25.63%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                    .29%++    7.96%     8.93%     7.47%     16.50%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .75%*      .72%      .75%      .74%       .77%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.54%*     4.90%     5.04%     5.11%      5.32%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end
Data:               of period (in thousands)                          $119,014   $124,455  $122,731  $119,704   $118,402
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of period
                    (in thousands)                                    $ 55,000   $ 55,000  $ 55,000  $ 55,000   $ 55,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  55.52%     92.25%   107.09%   119.29%     97.93%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,164   $  3,263  $  3,231  $  3,176   $  3,153
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    176   $    696  $    826  $    869   $    927
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                   +Aggregate total investment return.

                    See Notes to Financial Statements.

MuniYield Florida Fund                                            April 30, 1999
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1.   Significant Accounting Policies:

MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis.

MuniYield Florida Fund                                            April 30, 1999
================================================================================
NOTES TO FINANCIAL STATEMENTS (concluded)
================================================================================

Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2.   Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3.   Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $91,967,863 and $94,242,106, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ..................          $2,029,374          $4,821,458
                                                  ----------          ----------

Total ..................................          $2,029,374          $4,821,458
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of April 30, 1999, unrealized appreciation for Federal income tax purposes aggregated $4,821,458, of which $5,680,630 related to appreciated securities and $859,172 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $179,515,730.

4.   Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 increased by 65,627 and 56,492, respectively, as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.43%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $34,426 as commissions.

5.   Subsequent Event:

On May 6, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.066353 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

                        Audited Financial Statements for
                              MuniVest Florida Fund
                   for the Fiscal Year Ended October 31, 1998

                                         MuniVest Florida Fund, October 31, 1998
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

The Board of Trustees and Shareholders,
MuniVest Florida Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Florida Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Florida Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1998

SCHEDULE OF INVESTMENTS                                                                                               (in Thousands)

                     S&P     Moody's    Face                                                                               Value
STATE              Ratings   Ratings   Amount    Issue                                                                   (Note 1a)
==================================================================================================================================
Alaska--1.6%       A1+       P1        $ 2,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon Pipeline
                                                 Co. Project), VRDN, Series C, 3.70% due 12/01/2033 (a)                   $  2,000
==================================================================================================================================
Colorado--2.7%     A1+       VMIG1+      3,350   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN,
                                                 3.75% due 5/01/2013 (a)(b)                                                  3,350
==================================================================================================================================
Florida--97.2%     AAA       Aaa         1,000   Bay Medical Center, Florida, Hospital Revenue Bonds (Bay Medical Center
                                                 Project), 5% due 10/01/2027 (b)                                               984
                   AAA       Aaa         5,000   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                                                 10/01/2024 (b)                                                              5,568
                   AAA       NR*         1,195   Broward County, Florida, HFA, Revenue Bonds, AMT, Series A, 7.35% due
                                                 3/01/2023 (e)(f)                                                            1,261
                   AAA       Aaa         8,200   Citrus County, Florida, PCR, Refunding (Florida Power Corp.--Crystal
                                                 River), Series B, 6.35% due 2/01/2022 (c)                                   8,991
                   AAA       Aaa         1,125   Dade County, Florida, Educational Facilities Authority, Exchangeable
                                                 Revenue Bonds (University of Miami), 7.65% due 4/01/2010 (c)                1,208
                   AA-       Aa3         2,250   Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds (Florida
                                                 Power & Light Co. Project), AMT, 7.15% due 2/01/2023                        2,436
                   A1+       VMIG1+        200   Dade County, Florida, Water and Sewer System Revenue Bonds, VRDN, 3.05%
                                                 due 10/05/2022 (a)(d)                                                         200
                                                 Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (f):
                   AAA       Aaa         3,000     Refunding (Multi-County Program), 7% due 4/01/2028 (e)                    3,312
                   NR*       Aaa         2,075     Series A, 7.40% due 10/01/2023                                            2,185
                   BBB       Baa1        4,045   Escambia County, Florida, PCR (Champion International Corporation
                                                 Project), AMT, 6.90% due 8/01/2022                                          4,444
                   NR*       Aaa         1,355   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90% due
                                                 3/01/2022 (f)                                                               1,428
                   AAA       Aaa         1,155   Florida Ports Financing Commission Revenue Bonds (State Transportation
                                                 Trust Fund), AMT, 5.375% due 6/01/2027 (c)                                  1,178
                   AAA       Aaa         5,000   Florida State Board of Education, Public Education Revenue Bonds
                                                 (Capital Outlay), Series B, 4.50% due 6/01/2028 (c)                         4,623
                   AAA       Aaa         2,075   Florida State Department of General Services, Division of Facilities
                                                 Management Revenue Bonds (Florida Facilities Pool), Series B, 4.50%
                                                 due 9/01/2023 (i)                                                           1,931
                   AAA       Aaa         4,700   Florida State Mid-Bay Bridge Authority, Crossover Revenue Refunding
                                                 Bonds, Series A, 5.95% due 10/01/2022 (b)                                   5,150
                   AAA       Aaa         2,775   Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of
                                                 Transportation), Series B, 5% due 7/01/2016 (c)                             2,809
                   AAA       Aaa         5,000   Fort Myers, Florida, Improvement Revenue Refunding Bonds, Series A, 5%
                                                 due 12/01/2022 (b)                                                          4,986
                   AA        Aa3         1,900   Gainesville, Florida, Utilities System Revenue Bonds, Series A, 6.50%
                                                 due 10/01/2002 (h)                                                          2,127
                   A         A3          5,400   Hillsborough County, Florida, Capital Improvement Revenue Bonds (County
                                                 Center Project), Second Series, 6.75% due 7/01/2002 (h)                     6,053
                   AAA       Aaa         2,000   Hillsborough County, Florida, Utility Revenue Refunding Bonds, Series
                                                 B, 6.50% due 8/01/2016 (c)                                                  2,171
==================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes

                                         MuniVest Florida Fund, October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                                   (in Thousands)

                     S&P     Moody's    Face                                                                               Value
STATE              Ratings   Ratings   Amount    Issue                                                                   (Note 1a)
==================================================================================================================================
Florida            AAA       Aaa       $ 5,065   Jacksonville, Florida, Capital Improvement Revenue Refunding Bonds
(concluded)                                      (Stadium Project), 4.75% due 10/01/2025 (b)                              $  4,857
                   AA        Aa2         4,000   Jacksonville, Florida, Electric Authority Revenue Bonds (Electric
                                                 System), Series 3-A, 5.10% due 10/01/2032                                   3,987
                                                 Jacksonville, Florida, Health Facilities Authority, Hospital Revenue
                                                 Refunding Bonds:
                   NR*       VMIG1+        100     (Genesis Rehabilitation Hospital), VRDN, 3.75% due 5/01/2021 (a)            100
                   AA+       NR*         2,000     (Saint Luke's Hospital Association Project), 7.125% due 11/15/2020        2,190
                   NR*       Baa1          345   Jacksonville, Florida, Health Facilities Authority, IDR (National
                                                 Benevolent Cypress Village), Series A, 6.125% due 12/01/2016                  368
                   NR*       Aaa         3,030   Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                 Sub-Series 2, 7.75% due 5/01/2026 (f)                                       3,544
                   A1+       VMIG1+      2,500   Martin County, Florida, PCR, Refunding (Florida Power & Light Co.
                                                 Project), VRDN, 3.70% due 9/01/2024 (a)                                     2,500
                                                 Miami-Dade County, Florida, Special Obligation Revenue Bonds (c):
                   AAA       Aaa         2,000     Refunding, Series A, 5.10%** due 10/01/2015                                 856
                   AAA       Aaa         5,685     Refunding, Series A, 5.461%** due 10/01/2018                              2,025
                   AAA       Aaa         5,000     Series B, 5.66%** due 10/01/2032                                            807
                   BBB+      Baa         2,890   Nassau County, Florida, PCR, Refunding (ITT Rayonier, Inc. Project),
                                                 6.20% due 7/01/2015                                                         3,049
                   AAA       Aaa         1,000   Ocoee, Florida, Revenue Refunding and Improvement Bonds
                                                 (Transportation), 4.50% due 10/01/2028 (c)                                    924
                   AAA       Aaa         1,150   Okaloosa County, Florida, Gas District Revenue Bonds (Gas System),
                                                 Series A, 5.125% due 10/01/2016 (c)                                         1,181
                   AAA       Aaa         5,000   Orlando & Orange County, Florida, Expressway Authority, Revenue
                                                 Refunding Bonds (Junior Lien), 5% due 7/01/2021 (d)                         4,986
                   AAA       Aaa         1,890   Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds,
                                                 7.20% due 6/01/2015 (d)                                                     2,424
                   AAA       Aaa         2,000   Palm Beach County, Florida, Solid Waste Authority, Revenue Refunding
                                                 Bonds, Series A, 4.60%** due 10/01/2012 (b)                                 1,039
                   AAA       Aaa         2,500   Peace River/Manasota, Florida, Regional Water Supply Authority Revenue
                                                 Bonds (Peace River Option Project), Series A, 5% due 10/01/2028 (c)         2,492
                   A1+       VMIG1+        300   Pinellas County, Florida, Health Facilities Authority, Revenue
                                                 Refunding Bonds (Pooled Hospital Loan Program), DATES, 3.70% due
                                                 12/01/2015 (a)                                                                300
                   AAA       Aaa         1,200   Port Everglades Authority, Florida, Port Improvement Revenue Bonds,
                                                 7.125% due 11/01/2016 (g)                                                   1,508
                   A1+       VMIG1+        100   Saint Lucie County, Florida, PCR, Refunding (Florida Power & Light Co.
                                                 Project), VRDN, 3.30% due 3/01/2027 (a)                                       100
                   AA-       Aa3         1,000   Saint Lucie County, Florida, Solid Waste Disposal Revenue Bonds
                                                 (Florida Power & Light Co. Project), AMT, 6.70% due 5/01/2027               1,091
                   AAA       Aaa         5,000   Sarasota County, Florida, Public Hospital Board, Hospital Revenue
                                                 Refunding Bonds (Sarasota Memorial Hospital), Series B, 5.50% due
                                                 7/01/2028(c)                                                                5,392
                   AAA       Aaa         3,000   Tallahassee, Florida, Energy System Revenue Refunding Bonds, Series A,
                                                 4.75% due 10/01/2026 (i)                                                    2,875
                   AAA       Aaa         6,000   Tampa Bay, Florida, Water Utility System, Revenue Refunding Bonds,
                                                 Series A, 4.75% due 10/01/2027 (d)                                          5,745
                                                 Tampa, Florida, Sports Authority Revenue Bonds:
                   AAA       Aaa         1,500     Refunding (County Interlocal Payments), 5% due 10/01/2028 (b)             1,495
                   AAA       Aaa         2,500     (Sales Tax Payments--Stadium Project), 5.25% due 1/01/2027 (c)            2,559
==================================================================================================================================

Texas--1.8%        A1+       NR*         2,200   Harris County, Texas, Health Facilities Development Corporation,
                                                 Hospital Revenue Bonds (Methodist Hospital), VRDN, 3.70% due
                                                 12/01/2025 (a)                                                              2,200
==================================================================================================================================
Puerto Rico--3.1%  A         Baa1        4,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                 Transportation Revenue Bonds, Series A, 5% due 7/01/2038                    3,905
==================================================================================================================================
                   Total Investments (Cost--$127,554)--106.4%                                                              132,894

                   Liabilities in Excess of Other Assets--(6.4%)                                                            (7,945)
                                                                                                                          --------
                   Net Assets--100.0%                                                                                     $124,949
                                                                                                                          ========
==================================================================================================================================

      (a)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
      (b)   AMBAC Insured.
      (c)   MBIA Insured.
      (d)   FGIC Insured.
      (e)   FNMA Collateralized.
      (f)   GNMA Collateralized.
      (g)   Escrowed to maturity.
      (h)   Prerefunded.
      (i)   FSA Insured.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa..............................................................      70.3%
AA/Aa ...............................................................      13.2
A/A..................................................................       8.0
BBB/Baa..............................................................       6.3
Other+...............................................................       8.6
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

                                         MuniVest Florida Fund, October 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of October 31, 1998
==============================================================================================================================
Assets:              Investments, at value (identified cost--$127,553,548) (Note 1a) .............                $132,894,252
                     Cash ........................................................................                      39,957
                     Receivables:
                       Interest ..................................................................  $  1,610,500
                       Securities sold ...........................................................        45,000     1,655,500
                                                                                                    ------------
                     Prepaid expenses and other assets ...........................................                       6,657
                                                                                                                  ------------
                     Total assets ................................................................                 134,596,366
                                                                                                                  ------------
==============================================================================================================================
Liabilities:         Payables:
                       Securities purchased ......................................................     9,485,909
                       Investment adviser (Note 2) ...............................................        55,103
                       Dividends to shareholders (Note 1f) .......................................        46,767     9,587,779
                                                                                                    ------------
                     Accrued expenses and other liabilities ......................................                      59,774
                                                                                                                  ------------
                     Total liabilities ...........................................................                   9,647,553
                                                                                                                  ------------
==============================================================================================================================
Net Assets:          Net assets ..................................................................                $124,948,813
                                                                                                                  ============
==============================================================================================================================
Capital:             Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                       Preferred Shares, par value $.05 per share (1,600 shares of AMPS* issued
                       and outstanding at $25,000 per share liquidation preference) ..............                $ 40,000,000
                       Common Shares, par value $.10 per share (5,982,149 shares issued and
                       outstanding) ..............................................................  $    598,215
                     Paid-in capital in excess of par ............................................    83,246,930
                     Undistributed investment income--net ........................................       544,924
                     Accumulated realized capital losses on investments--net (Note 5) ............    (4,781,960)
                     Unrealized appreciation on investments--net .................................     5,340,704
                                                                                                    ------------
                     Total--Equivalent to $14.20 net asset value per Common Share (market
                     price--$14.125) .............................................................                  84,948,813
                                                                                                                  ------------
                     Total capital ...............................................................                $124,948,813
                                                                                                                  ============
==============================================================================================================================

      *     Auction Market Preferred Shares.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Year Ended October 31, 1998
==============================================================================================================================
Investment           Interest and amortization of premium and discount earned ....................                $  6,895,752
Income (Note 1d):
==============================================================================================================================
Expenses:            Investment advisory fees (Note 2) ...........................................  $    618,817
                     Commission fees (Note 4) ....................................................       101,472

                     Professional fees ...........................................................        72,660
                     Accounting services (Note 2) ................................................        39,393
                     Trustees' fees and expenses .................................................        26,147
                     Transfer agent fees .........................................................        24,641
                     Printing and shareholder reports ............................................        20,353
                     Listing fees ................................................................        15,856
                     Custodian fees ..............................................................        10,288
                     Pricing fees ................................................................         7,090
                     Amortization of organization expenses (Note 1e) .............................         2,642
                     Other .......................................................................        12,728
                                                                                                    ------------
                     Total expenses ..............................................................                     952,087
                                                                                                                  ------------
                     Investment income--net ......................................................                   5,943,665
                                                                                                                  ------------
==============================================================================================================================
Realized &           Realized gain on investments--net ...........................................                   3,590,397
Unrealized Gain      Change in unrealized appreciation on investments--net .......................                  (1,665,313)
(Loss) on                                                                                                         ------------
Investments--Net     Net Increase in Net Assets Resulting from Operations ........................                $  7,868,749
(Notes 1b, 1d & 3):                                                                                               ============
==============================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Year Ended October 31,
                                                                                                  ------------------------------
                     Increase (Decrease) in Net Assets:                                                 1998          1997
==============================================================================================================================
Operations:          Investment income--net ......................................................  $  5,943,665  $  6,012,077
                     Realized gain on investments--net ...........................................     3,590,397     1,216,839
                     Change in unrealized appreciation/depreciation on investments--net ..........    (1,665,313)    1,616,148
                                                                                                    ------------  ------------
                     Net increase in net assets resulting from operations ........................     7,868,749     8,845,064
                                                                                                    ------------  ------------
==============================================================================================================================
Dividends to         Investment income--net:
Shareholders           Common Shares .............................................................    (4,560,158)   (4,635,108)
(Note 1f):             Preferred Shares ..........................................................    (1,326,560)   (1,349,984)
                                                                                                    ------------  ------------
                     Net decrease in net assets resulting from dividends to shareholders .........    (5,886,718)   (5,985,092)
                                                                                                    ------------  ------------
==============================================================================================================================
Beneficial Interest  Value of shares issued to Common Shareholders in reinvestment of dividends ..        49,203            --
Transactions                                                                                        ------------  ------------
(Note 4):
==============================================================================================================================
Net Assets:          Total increase in net assets ................................................     2,031,234     2,859,972
                     Beginning of year ...........................................................   122,917,579   120,057,607
                                                                                                    ------------  ------------
                     End of year* ................................................................  $124,948,813  $122,917,579
                                                                                                    ============  ============
==============================================================================================================================
                    *Undistributed investment income--net ........................................  $    544,924  $    487,977
                                                                                                    ============  ============
==============================================================================================================================

            See Notes to Financial Statements.

                                         MuniVest Florida Fund, October 31, 1998

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived
                   from information provided in the financial statements.                     For the Year Ended October 31,
                                                                                      -------------------------------------------
                   Increase (Decrease) in Net Asset Value:                              1998     1997     1996     1995     1994
=================================================================================================================================
Per Share          Net asset value, beginning of year ..............................  $ 13.87  $ 13.39  $ 13.16  $ 11.82  $ 14.99
Operating                                                                             -------  -------  -------  -------  -------
Performance:       Investment income--net ..........................................      .99     1.01      .99     1.01     1.00
                   Realized and unrealized gain (loss) on investments--net .........      .32      .48      .23     1.34    (3.05)
                                                                                      -------  -------  -------  -------  -------
                   Total from investment operations ................................     1.31     1.49     1.22     2.35    (2.05)
                                                                                      -------  -------  -------  -------  -------
                   Less dividends and distributions to Common Shareholders:
                     Investment income--net ........................................     (.76)    (.78)    (.76)    (.76)    (.84)
                     Realized gain on investments--net .............................       --       --       --       --     (.11)
                                                                                      -------  -------  -------  -------  -------
                   Total dividends and distributions to Common Shareholders ........     (.76)    (.78)    (.76)    (.76)    (.95)
                                                                                      -------  -------  -------  -------  -------
                   Effect of Preferred Share activity:
                     Dividends and distributions to Preferred Shareholders:
                       Investment income--net ......................................     (.22)    (.23)    (.23)    (.25)    (.15)
                       Realized gain on investments--net ...........................       --       --       --       --     (.02)
                                                                                      -------  -------  -------  -------  -------
                   Total effect of Preferred Share activity ........................     (.22)    (.23)    (.23)    (.25)    (.17)
                                                                                      -------  -------  -------  -------  -------
                   Net asset value, end of year ....................................  $ 14.20  $ 13.87  $ 13.39  $ 13.16  $ 11.82
                                                                                      =======  =======  =======  =======  =======
                   Market price per share, end of year .............................  $14.125  $ 13.00  $ 12.75  $ 11.50  $ 10.00
                                                                                      =======  =======  =======  =======  =======
=================================================================================================================================
Total Investment   Based on market price per share .................................    14.78%    8.21%   17.87%   22.93%  (28.20%)
Return:*                                                                              =======  =======  =======  =======  =======
                   Based on net asset value per share ..............................     8.16%    9.93%    8.17%   19.02%  (15.07%)
                                                                                      =======  =======  =======  =======  =======
=================================================================================================================================
Ratios to Average  Expenses, net of reimbursement ..................................      .77%     .78%     .82%     .85%     .75%
Net Assets:**                                                                         =======  =======  =======  =======  =======
                   Expenses ........................................................      .77%     .78%     .82%     .85%     .78%
                                                                                      =======  =======  =======  =======  =======
                   Investment income--net ..........................................     4.80%    4.96%    4.96%    5.38%    4.94%
                                                                                      =======  =======  =======  =======  =======
=================================================================================================================================
Supplemental       Net assets, net of Preferred Shares, end of year (in thousands)..  $84,949  $82,918  $80,058  $78,695  $70,674
Data:                                                                                 =======  =======  =======  =======  =======
                   Preferred Shares outstanding, end of year (in thousands) ........  $40,000  $40,000  $40,000  $40,000  $40,000
                                                                                      =======  =======  =======  =======  =======
                   Portfolio turnover ..............................................    92.75%   89.21%  116.82%   92.54%  100.98%
                                                                                      =======  =======  =======  =======  =======
=================================================================================================================================
Leverage:          Asset coverage per $1,000 .......................................  $ 3,124  $ 3,073  $ 3,001  $ 2,967  $ 2,767
                                                                                      =======  =======  =======  =======  =======
=================================================================================================================================
Dividends          Investment income--net ..........................................  $   829  $   844  $   861  $   940  $   569
Per Share on                                                                          =======  =======  =======  =======  =======
Preferred Shares
Outstanding:+
=================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      **    Do not reflect the effect of dividends to Preferred Shareholders.
      +     Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

            See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1.   Significant Accounting Policies:

MuniVest Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to

                                         MuniVest Florida Fund, October 31, 1998
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2.   Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3.   Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $111,836,787 and $112,260,791, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:


--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................          $3,590,397          $5,340,704
                                                  ----------          ----------

Total ..................................          $3,590,397          $5,340,704
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,339,077, of which $5,602,595 related to appreciated securities and $263,518 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $127,555,175.

4.   Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the year ended October 31, 1998 increased by 3,487 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.35%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $73,287 as commissions.

5.   Capital Loss Carryforward:

At October 31, 1998, the Fund had a capital loss carryforward of approximately $2,726,000, of which $472,000 expires in 2002 and $2,254,000 expires in 2003.
This amount will be available to offset like amounts of any future taxable gains.

6.   Subsequent Event:

On November 5, 1998, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.065566 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

                       Unaudited Financial Statements for
                              MuniVest Florida Fund
                            for the Six-Month Period
                              Ended April 30, 1999

SCHEDULE OF INVESTMENTS                                                                                               (in Thousands)

                           S&P    Moody's   Face                                                                           Value
STATE                    Ratings  Ratings  Amount     Issue                                                               (Note 1a)
===================================================================================================================================
Alabama--0.8%            AAA      NR*      $1,000     Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124,
                                                      6.39% due 2/01/2036 (d)(i)                                           $  1,038
===================================================================================================================================
California--1.1%         A1+      NR*       1,300     California Pollution Control Financing Authority, PCR, Refunding
                                                      (Pacific Gas and Electric), VRDN, Series D, 4.10% due
                                                      11/01/2026 (a)                                                          1,300
===================================================================================================================================
Florida--101.9%          AAA      Aaa       1,000     Bay Medical Center, Florida, Hospital Revenue Bonds (Bay Medical
                                                      Center Project), 5% due 10/01/2027 (b)                                    973
                         AAA      Aaa       5,000     Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40%
                                                      due 10/01/2024 (b)                                                      5,564
                         AAA      Aaa       4,000     Broward County, Florida, Airport System Revenue Bonds (Passenger
                                                      Facility), Convertible Lien, Series H-2, 4.75% due 10/01/2023 (b)       3,784
                         AAA      NR*       1,100     Broward County, Florida, HFA, Revenue Refunding Bonds (Home
                                                      Mortgage), AMT, Series A, 7.35% due 3/01/2023 (e)(f)                    1,152
                         AAA      Aaa       8,200     Citrus County, Florida, PCR, Refunding (Florida Power
                                                      Corporation--Crystal River), Series B, 6.35% due 2/01/2022 (c)          8,918
                         AAA      Aaa       1,125     Dade County, Florida, Educational Facilities Authority Revenue
                                                      Bonds (University of Miami), 7.65% due 4/01/2010 (c)                    1,188
                         AA-      Aa3       2,250     Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds
                                                      (Florida Power and Light Company Project), AMT, 7.15% due 2/01/2023     2,410
                         A1+      VMIG1+      200     Dade County, Florida, Water and Sewer System Revenue Bonds, VRDN,
                                                      3.85% due 10/05/2022 (a)(d)                                               200
                                                      Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                      Bonds, AMT (f):
                         AAA      Aaa       3,000       7% due 4/01/2028 (e)                                                  3,289
                         NR*      Aaa       2,075       Series A, 7.40% due 10/01/2023 (j)                                    2,170
                         BBB      Baa1      4,045     Escambia County, Florida, PCR (Champion International Corporation
                                                      Project), AMT, 6.90% due 8/01/2022                                      4,464
                         A1       VMIG1+      600     Escambia County, Florida, PCR, Refunding (Gulf Power Company
                                                      Project), VRDN, 4.20% due 7/01/2022 (a)                                   600
                         NR*      Aaa       1,135     Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90%
                                                      due 3/01/2022 (f)                                                       1,193
                         AAA      Aaa       1,155     Florida Ports Financing Commission Revenue Bonds (State
                                                      Transportation Trust Fund), AMT, 5.375% due 6/01/2027 (c)               1,175
                         AAA      Aaa       2,000     Florida State Board of Education, Capital Outlay, GO (Public
                                                      Education), Series B, 4.50% due 6/01/2023 (c)                           1,824
===================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniVest Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DATES   Daily Adjustable Tax-Exempt Securities
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
VRDN    Variable Rate Demand Notes

MuniVest Florida Fund, April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                                   (in Thousands)

                           S&P    Moody's   Face                                                                           Value
STATE                    Ratings  Ratings  Amount     Issue                                                               (Note 1a)
===================================================================================================================================
Florida                  AA+      Aa2     $ 3,565     Florida State Board of Education, Capital Outlay, GO, Refunding
(concluded)                                           (Public Education), Series C, 5.25% due 6/01/2007                    $  3,814
                         AA+      Aa2       5,000     Florida State Board of Education, Capital Outlay, GO, Series C,
                                                      5.85% due 6/01/2003 (g)                                                 5,433
                         AAA      Aaa       1,000     Florida State, GO (Department of Transportation--Right of Way),
                                                      5.875% due 7/01/2005 (c)(g)                                             1,111
                         NR*      Aaa       4,700     Florida State Mid-Bay Bridge Authority Revenue Refunding Bonds,
                                                      Series A, 5.95% due 10/01/2022 (b)                                      5,102
                         AAA      Aaa       2,775     Florida State Turnpike Authority, Turnpike Revenue Bonds
                                                      (Department of Transportation), Series B, 5% due 7/01/2016 (c)          2,790
                         AAA      Aaa       5,000     Fort Myers, Florida, Improvement Revenue Refunding Bonds, Series A,
                                                      5% due 12/01/2022 (b)                                                   4,905
                         A-       Baa1      2,000     Highlands County, Florida, Health Facilities Authority Revenue
                                                      Bonds (Adventist Hospital Health System), 5.25% due 11/15/2020          1,950
                         A        A3        3,000     Hillsborough County, Florida, Capital Improvement Revenue Bonds
                                                      (County Center Project), Second Series, 6.75% due 7/01/2002 (g)         3,322
                         AAA      Aaa       2,000     Hillsborough County, Florida, Utility Revenue Refunding Bonds,
                                                      Series B, 6.50% due 8/01/2016 (c)                                       2,149
                         AA       Aa2       2,500     Jacksonville, Florida, Electric Authority Revenue Bonds (Electric
                                                      System), Series 3-A, 5.10% due 10/01/2032                               2,460
                         AA       Aa2       4,000     Jacksonville, Florida, Electric Authority, Revenue Refunding Bonds
                                                      (St. John's River), Issue 2, Series 9, 5.25% due 10/01/2021             4,023
                                                      Jacksonville, Florida, Health Facilities Authority, Hospital
                                                      Revenue Refunding Bonds:
                         NR*      VMIG1+    1,500       (Genesis Rehabilitation Hospital), VRDN, 4.25% due 5/01/2021 (a)      1,500
                         AA+      NR*       2,000       (Saint Luke's Hospital Association Project), 7.125% due 11/15/2020    2,169
                         NR*      Baa1        345     Jacksonville, Florida, Health Facilities Authority, IDR (National
                                                      Benevolent--Cypress Village), Series A, 6.125% due 12/01/2016             361
                         NR*      Aaa       2,705     Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                      Sub-Series 2, 7.75% due 5/01/2026 (f)(k)                                2,949
                         AAA      Aaa       2,460     Miami-Dade County, Florida, GO (Parks Program), 4.75% due
                                                      11/01/2023 (d)                                                          2,327
                         BBB+     Baa1      2,890     Nassau County, Florida, PCR, Refunding (ITT Rayonier Inc. Project),
                                                      6.20% due 7/01/2015                                                     3,047
                         AAA      Aaa       1,150     Okaloosa County, Florida, Gas District, Revenue Refunding Bonds (Gas
                                                      Systems), Series A, 5.125% due 10/01/2016 (c)                           1,175
                                                      Orange County, Florida, School Board, COP, Series A (c):
                         NR*      Aaa       4,250       5.25% due 8/01/2023                                                   4,318
                         NR*      Aaa       5,000       5% due 8/01/2024                                                      4,887
                         AAA      Aaa       5,000     Orlando and Orange County Expressway Authority, Florida, Expressway
                                                      Revenue Refunding Bonds (Junior Lien), 5% due 7/01/2021 (d)             4,940
                         AAA      Aaa       1,890     Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                                      Bonds, 7.20% due 6/01/2015 (d)                                          2,409
                         AAA      Aaa       2,500     Peace River/Manasota, Florida, Regional Water Supply Authority
                                                      Revenue Bonds (Peace River Option Project), Series A, 5% due
                                                      10/01/2028 (c)                                                          2,443
                         A1+      VMIG1+    3,300     Pinellas County, Florida, Health Facilities Authority, Revenue
                                                      Refunding Bonds (Pooled Hospital Loan Program), DATES, 4% due
                                                      12/01/2015 (a)(b)                                                       3,300
                         AAA      Aaa       1,500     Polk County, Florida, School Board, COP, Series A, 5% due
                                                      1/01/2024 (h)                                                           1,469
                         AAA      Aaa       1,200     Port Everglades Authority, Florida, Port Revenue Bonds, 7.125% due
                                                      11/01/2016 (l)                                                          1,483
                         AA-      Aa3       1,000     Saint Lucie County, Florida, Solid Waste Disposal Revenue Bonds
                                                      (Florida Power and Light Company Project), AMT, 6.70% due 5/01/2027     1,081
                         NR*      Aaa       5,000     Sarasota County, Florida, Public Hospital Board, Revenue Refunding
                                                      Bonds, RIB, Series 99, 6.665% due 7/01/2028 (c)(i)                      5,650


Florida (concluded)      AAA      Aaa       2,500     Tampa, Florida, Sports Authority Revenue Bonds (Sales Tax
                                                      Payments--Stadium Project), 5.25% due 1/01/2027 (c)                     2,540
                         AAA      Aaa       1,500     Tampa, Florida, Sports Authority, Revenue Refunding Bonds (County
                                                      Interlocal Payments), 5% due 10/01/2028 (b)                             1,466
===================================================================================================================================
New York--3.4%           A1+      VMIG1+    4,200     Long Island Power Authority, New York, Electric System Revenue
                                                      Bonds, VRDN, Sub-Series 5, 4.25% due 5/01/2033 (a)                      4,200
===================================================================================================================================
Texas--0.9%              A1+      NR*       1,100     Harris County, Texas, Health Facilities Development Corporation,
                                                      Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 4.25%
                                                      due 12/01/2025 (a)                                                      1,100
===================================================================================================================================
                         Total Investments (Cost--$129,490)--108.1%                                                         133,115

                         Liabilities in Excess of Other Assets--(8.1%)                                                       (9,948)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $123,167
                                                                                                                           ========
===================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FGIC Insured.
(e) FNMA Collateralized.
(f) GNMA Collateralized.
(g) Prerefunded.
(h) FSA Insured.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(j) FHA Insured.
(k) FHLMC Collateralized.
(l) Escrowed to maturity.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

    See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa...............................................................   70.1%
AA/Aa ................................................................   17.4
A/A...................................................................    4.3
BBB/Baa...............................................................    6.4
Other+................................................................    9.9
--------------------------------------------------------------------------------

+   Temporary investments in short-term municipal securities.

MuniVest Florida Fund, April 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                        As of April 30, 1999
============================================================================================================================
Assets:                 Investments, at value (identified cost--$129,489,541) (Note 1a) .....                   $133,115,138
                        Cash ................................................................                        236,325
                        Receivables:
                          Interest ..........................................................   $  1,840,678
                          Securities sold ...................................................      1,189,865       3,030,543
                                                                                                ------------
                        Prepaid expenses and other assets ...................................                          6,657
                                                                                                                ------------
                        Total assets ........................................................                    136,388,663
                                                                                                                ------------
============================================================================================================================
Liabilities:            Payables:
                          Securities purchased ..............................................     13,113,067
                          Investment adviser (Note 2) .......................................         54,202
                          Dividends to shareholders (Note 1e) ...............................         42,780      13,210,049
                                                                                                ------------
                        Accrued expenses and other liabilities ..............................                         11,295
                                                                                                                ------------
                        Total liabilities ...................................................                     13,221,344
                                                                                                                ------------
============================================================================================================================
Net Assets:             Net assets ..........................................................                   $123,167,319
                                                                                                                ============
============================================================================================================================
Capital:                Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                          Preferred Shares, par value $.05 per share (1,600 shares of AMPS*
                          issued and outstanding at $25,000 per share liquidation preference)                   $ 40,000,000
                          Common Shares, par value $.10 per share (5,988,782 shares issued
                          and outstanding) ..................................................   $    598,878
                        Paid-in capital in excess of par ....................................     83,340,130
                        Undistributed investment income--net ................................        519,558
                        Accumulated realized capital losses on investments--net (Note 5) ....     (4,916,844)
                        Unrealized appreciation on investments--net .........................      3,625,597
                                                                                                ------------
                        Total--Equivalent to $13.89 net asset value per Common Share
                        (market price--$13.5625) ............................................                     83,167,319
                                                                                                                ------------
                        Total capital .......................................................                   $123,167,319
                                                                                                                ============
============================================================================================================================

      *     Auction Market Preferred Shares.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                        For the Six Months Ended April 30, 1999
=================================================================================================================
Investment              Interest and amortization of premium and discount earned ...                  $ 3,287,591
Income (Note 1d):
=================================================================================================================
Expenses:               Investment advisory fees (Note 2) ..........................   $   310,276
                        Commission fees (Note 4) ...................................        49,216

                        Professional fees ..........................................        34,948
                        Accounting services (Note 2) ...............................        24,905
                        Transfer agent fees ........................................        19,382
                        Printing and shareholder reports ...........................        13,847
                        Trustees' fees and expenses ................................        13,318
                        Listing fees ...............................................         7,852
                        Custodian fees .............................................         5,521
                        Pricing fees ...............................................         3,440
                        Other ......................................................         6,861
                                                                                       -----------
                        Total expenses .............................................                      489,566
                                                                                                      -----------
                        Investment income--net .....................................                    2,798,025
                                                                                                      -----------
=================================================================================================================
Realized &              Realized loss on investments--net ..........................                     (134,884)
Unrealized Loss on      Change in unrealized appreciation on investments--net ......                   (1,715,107)
Investments--Net                                                                                      -----------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations .......                  $   948,034
                                                                                                      ===========
=================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Six       For the
                                                                                                       Months Ended     Year Ended
                                                                                                         April 30,      October 31,
                        Increase (Decrease) in Net Assets:                                                 1999            1998
===================================================================================================================================
Operations:             Investment income--net ......................................................  $  2,798,025    $  5,943,665
                        Realized gain (loss) on investments--net ....................................      (134,884)      3,590,397
                        Change in unrealized appreciation/depreciation on investments--net ..........    (1,715,107)     (1,665,313)
                                                                                                       ------------    ------------
                        Net increase in net assets resulting from operations ........................       948,034       7,868,749
                                                                                                       ------------    ------------
===================================================================================================================================
Dividends to            Investment income--net:
Shareholders              Common Shares .............................................................    (2,236,063)     (4,560,158)
(Note 1e):                Preferred Shares ..........................................................      (587,328)     (1,326,560)
                                                                                                       ------------    ------------
                        Net decrease in net assets resulting from dividends to shareholders .........    (2,823,391)     (5,886,718)
                                                                                                       ------------    ------------
===================================================================================================================================
Beneficial Interest     Value of shares issued to Common Shareholders in reinvestment of dividends ..        93,863          49,203
Transactions                                                                                           ------------    ------------
(Note 4):
===================================================================================================================================
Net Assets:             Total increase (decrease) in net assets .....................................    (1,781,494)      2,031,234
                        Beginning of period .........................................................   124,948,813     122,917,579
                                                                                                       ------------    ------------
                        End of period* ..............................................................  $123,167,319    $124,948,813
                                                                                                       ============    ============
===================================================================================================================================
                      * Undistributed investment income--net ........................................  $    519,558    $    544,924
                                                                                                       ============    ============
===================================================================================================================================

            See Notes to Financial Statements.

MuniVest Florida Fund, April 30, 1999

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been
                   derived from information provided in the financial      For the Six
                   statements.                                             Months Ended         For the Year Ended October 31,
                                                                             April 30,    -----------------------------------------
                   Increase (Decrease) in Net Asset Value:                     1999         1998       1997       1996       1995
===================================================================================================================================
Per Share          Net asset value, beginning of period ...................  $  14.20     $  13.87   $  13.39   $  13.16   $  11.82
Operating                                                                    --------     --------   --------   --------   --------
Performance:       Investment income--net .................................       .47          .99       1.01        .99       1.01
                   Realized and unrealized gain (loss) on
                   investments--net .......................................      (.31)         .32        .48        .23       1.34
                                                                             --------     --------   --------   --------   --------
                   Total from investment operations .......................       .16         1.31       1.49       1.22       2.35
                                                                             --------     --------   --------   --------   --------
                   Less dividends to Common Shareholders from investment
                   income--net ............................................      (.37)        (.76)      (.78)      (.76)      (.76)
                                                                             --------     --------   --------   --------   --------
                   Effect of Preferred Share activity:
                     Dividends to Preferred Shareholders from investment
                     income--net ..........................................      (.10)        (.22)      (.23)      (.23)      (.25)
                                                                             --------     --------   --------   --------   --------
                   Net asset value, end of period .........................  $  13.89     $  14.20   $  13.87   $  13.39   $  13.16
                                                                             ========     ========   ========   ========   ========
                   Market price per share, end of period ..................  $13.5625     $ 14.125   $  13.00   $  12.75   $  11.50
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Total Investment   Based on market price per share ........................     (1.38%)+     14.78%      8.21%     17.87%     22.93%
Return:**                                                                    ========     ========   ========   ========   ========
                   Based on net asset value per share .....................       .47%+       8.16%      9.93%      8.17%     19.02%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Ratios to Average  Expenses ...............................................       .79%*        .77%       .78%       .82%       .85%
Net Assets:***                                                               ========     ========   ========   ========   ========
                   Investment income--net .................................      4.51%*       4.80%      4.96%      4.96%      5.38%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Supplemental       Net assets, net of Preferred Shares, end of period
Data:              (in thousands) .........................................  $ 83,167     $ 84,949   $ 82,918   $ 80,058   $ 78,695
                                                                             ========     ========   ========   ========   ========
                   Preferred Shares outstanding, end of period
                   (in thousands) .........................................  $ 40,000     $ 40,000   $ 40,000   $ 40,000   $ 40,000
                                                                             ========     ========   ========   ========   ========
                   Portfolio turnover .....................................     46.54%       92.75%     89.21%    116.82%     92.54%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Leverage:          Asset coverage per $1,000 ..............................  $  3,079     $  3,124   $  3,073   $  3,001   $  2,967
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Dividends          Investment income--net .................................  $    367     $    829   $    844   $    861   $    940
Per Share on                                                                 ========     ========   ========   ========   ========
Preferred Shares
Outstanding:
===================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Shareholders.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1.   Significant Accounting Policies:

MuniVest Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

                                           MuniVest Florida Fund, April 30, 1999
================================================================================
NOTES TO FINANCIAL STATEMENTS (concluded)
================================================================================

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2.   Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3.   Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $55,143,745 and $54,496,533, respectively.

Net realized losses for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Losses              Gains
--------------------------------------------------------------------------------
Long-term investments ...................         $ (134,884)         $3,625,597
                                                  ----------          ----------

Total ...................................         $ (134,884)         $3,625,597
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,625,597, of which $4,156,868 related to appreciated securities and $531,271 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $129,489,541.

4.   Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the six months ended April 30, 1999 increased by 6,633 as a result of dividend reinvestment and during the year ended October 31, 1998 remained constant.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.31%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

                                           MuniVest Florida Fund, April 30, 1999
================================================================================
NOTES TO FINANCIAL STATEMENTS (concluded)
================================================================================

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $26,350 as commissions.

5.   Capital Loss Carryforward:

At October 31, 1998, the Fund had a capital loss carryforward of approximately $2,726,000, of which $472,000 expires in 2002 and $2,254,000 expires in 2003.
This amount will be available to offset like amounts of any future taxable gains.

6.   Subsequent Event:

On May 6, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.056659 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

                       Unaudited Financial Statements for
                          Pro Forma MuniYield Florida
                              as of April 30, 1999

                      COMBINED SCHEDULE OF INVESTMENTS FOR
          MUNIYIELD FLORIDA FUND AND MUNIVEST FLORIDA FUND (Unaudited)

                                 APRIL 30, 1999
                                 (in Thousands)


                                                                                                                      ProForma
S&P       Moody's    Face                                                                 MuniYield     MuniVest      MuniYield
Ratings   Ratings   Amount                                                                Florida++     Florida ++    Florida ++
---------------------------------------------------------------------------------------------------------------------------------
Alabama--1.0%                               Issue
---------------------------------------------------------------------------------------------------------------------------------
AAA       NR*      $ 2,715   Jefferson County, Alabama, Sewer Revenue Bonds, RIB,
                                  Series 124, 6.39% due 2/01/2036(c)(h)................    $  1,780     $  1,038      $  2,818
---------------------------------------------------------------------------------------------------------------------------------
Alaska--0.3%
---------------------------------------------------------------------------------------------------------------------------------
A-1+      VMIG1+     1,000   Valdez, Alaska, Marine Terminal Revenue Refunding
                                  Bonds (Exxon Pipeline Company Project), VRDN,
                                  Series C, 4.05% due 12/01/2033(g)....................       1,000           --         1,000
---------------------------------------------------------------------------------------------------------------------------------
California--0.4%
---------------------------------------------------------------------------------------------------------------------------------
A1+       NR*        1,300   California Pollution Control Financing Authority,
                                  PCR, Refunding (Pacific Gas and Electric),
                                  VRDN, Series D, 4.10% due 11/01/2026(g)..............          --        1,300         1,300
---------------------------------------------------------------------------------------------------------------------------------
Florida--101.7%
---------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,000   Bay Medical Center, Florida, Hospital Revenue Bonds
                                  (Bay Medical Center Project), 5% due
                                  10/01/2027(a)........................................          --          973           973
AAA       Aaa        7,650   Brevard County, Florida, IDR (NUI Corporation
                                  Project), AMT, 6.40% due 10/01/2024(a)...............       2,949        5,564         8,513
AAA       Aaa        9,400   Broward County, Florida, Airport System Revenue
                                  Bonds (Passenger Facility), Convertible Lien,
                                  Series H-2, 4.75% due 10/01/2023(a)..................       5,109        3,784         8,893
AAA       NR*        1,100   Broward County, Florida, HFA Revenue Refunding Bonds
                                  (Home Mortgage), AMT, Series A, 7.35% due
                                  3/01/2023(j)(d)......................................          --        1,152         1,152
                             Citrus County, Florida, PCR, Refunding (Florida
                                  Power Corporation-- Crystal River):
A+        A1        13,700        Series A, 6.625% due 1/01/2027.......................      14,714           --        14,714
AAA       Aaa        8,200        Series B, 6.35% due 2/01/2022(b).....................          --        8,918         8,918
                             Dade County, Florida, Aviation Revenue Bonds, AMT,
                                  Series B,
AAA       Aaa        1,000        6.55% due 10/01/2013(b)..............................       1,094           --         1,094
AAA       Aaa        5,000        6.60% due 10/01/2022(b)..............................       5,477           --         5,477
AAA       Aaa        1,125   Dade County, Florida, Educational Facilities
                                  Authority Revenue Bonds (University of Miami),
                                  7.65% due 4/01/2010(b)...............................          --        1,188         1,188
AA--      Aa3        2,250   Dade County, Florida, IDA, Solid Waste Disposal
                                  Revenue Bonds (Florida Power and Light Company
                                  Project), AMT, 7.15% due 2/01/2023...................          --        2,410         2,410
A1+       VMIG1+     200     Dade County, Florida, Water and Sewer System Revenue
                                  Bonds, VRDN, 3.85% due 10/05/2022(c)(g)..............          --          200           200
NR*       Aaa        1,725   Escambia County, Florida, HFA, S/F Mortgage Revenue
                                  Bonds (Multi-County Program), AMT, Series A,
                                  6.90% due 4/01/2020(d)...............................       1,814           --         1,814

                      COMBINED SCHEDULE OF INVESTMENTS FOR
   MUNIYIELD FLORIDA FUND AND MUNIVEST FLORIDA FUND (Unaudited) -- (continued)

                                 APRIL 30, 1999
                                 (in Thousands)


                                                                                                                      ProForma
S&P       Moody's    Face                                                                 MuniYield     MuniVest      MuniYield
Ratings   Ratings   Amount                                                                Florida++     Florida ++    Florida ++
---------------------------------------------------------------------------------------------------------------------------------
Florida (continued)                         Issue
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                             Escambia County, Florida, HFA, S/F Mortgage Revenue
                                  Refunding Bonds, AMT(d):
NR*       Aaa      $ 5,805        7% due 4/01/2028(j)..................................    $  3,075     $  3,289      $  6,364
NR*       Aaa        2,500        (Multi-County Program), 5.20% due 4/01/2032(b)(j)....       2,484           --         2,484
NR*       Aaa        3,925        Series A, 7.40% due 10/01/2023(i)....................       1,935        2,170         4,105
BBB       Baa1       7,045   Escambia County, Florida, PCR (Champion International
                                  Corporation Project), AMT, 6.90% due 8/01/2022.......       3,311        4,464         7,775
A1        VMIG1+       800   Escambia County, Florida, PCR, Refunding (Gulf Power
                                  Company Project), VRDN, 4.20% due 7/01/2022(g).......         200          600           800
NR*       Aaa        2,290   Florida, HFA, Home Ownership Revenue Refunding Bonds,
                                  AMT, Series G-1, 7.90% due 3/01/2022(d)..............       1,214        1,193         2,407
AAA       Aaa        1,155   Florida Ports Financing Commission Revenue Bonds
                                  (State Transportation Trust Fund), AMT, 5.375%
                                  due 6/01/2027(b).....................................          --        1,175         1,175
                             Florida State Board of Education, Capital Outlay, GO
                                  (Public Education):
AA+       Aaa        1,000        Series A, 6.10% due 6/01/2004(f).....................       1,110           --         1,110
AA+       Aa2        6,000        Series B, 4.50% due 6/01/2023(b).....................       3,648        1,824         5,472
AAA       Aaa        7,500        Series B, 4.50% due 6/01/2028(b).....................       6,769           --         6,769
AA+       Aa2        7,165   Florida State Board of Education, Capital Outlay, GO,
                                  Refunding (Public Education),
                                  Series C, 5.25% due 6/01/2007........................       3,852        3,814         7,666
AA        Aa2        5,000   Florida State Board of Education, Capital Outlay, GO,
                                  Series C, 5.85% due 6/01/2003(f).....................          --        5,433         5,433
AAA       Aaa        1,000   Florida State, GO (Department of Transportation-Right
                                  of Way), 5.875% due 7/01/2005(b)(f)..................          --        1,111         1,111
NR*       NR*        5,495   Florida State Mid-Bay Bridge Authority Revenue Bonds,
                                  Series A, 7.50% due 10/01/2017(a)....................       6,106           --         6,106
NR*       Aaa        4,700   Florida State Mid-Bay Bridge Authority Revenue
                                  Refunding Bonds, Series A, 5.95% due
                                  10/01/2022(a)........................................          --        5,102         5,102
AAA       Aaa        7,775   Florida State Turnpike Authority, Turnpike Revenue
                                  Bonds (Department of Transportation), Series B,
                                  5% due 7/01/2016(b)..................................       5,027        2,790         7,817
AAA       Aaa        5,000   Fort Myers, Florida, Improvement Revenue Refunding
                                  Bonds, Series A, 5% due 12/01/2022(a)................          --        4,905         4,905

                      COMBINED SCHEDULE OF INVESTMENTS FOR
   MUNIYIELD FLORIDA FUND AND MUNIVEST FLORIDA FUND (Unaudited) -- (continued)

                                 APRIL 30, 1999
                                 (in Thousands)


                                                                                                                      ProForma
S&P       Moody's    Face                                                                 MuniYield     MuniVest      MuniYield
Ratings   Ratings   Amount                                                                Florida++     Florida ++    Florida ++
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Florida (continued)                         Issue
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa     $  4,000   Greater Orlando Aviation Authority Revenue Bonds
                                  (Orlando Airport Facilities), AMT, Series A,
                                  6.50% due 10/01/2012(c)..............................    $  4,369           --      $  4,369
A-        Baa1       2,000   Highlands County, Florida, Health Facilities
                                  Authority Revenue Bonds (Adventist Hospital
                                  Health System), 5.25% due 11/15/2020.................          --     $  1,950         1,950
A         A3         3,000   Hillsborough County, Florida, Capital Improvement
                                  Revenue Bonds (County Center Project) Second
                                  Series, 6.75% due 7/01/2002(f)........................         --        3,322         3,322
AAA       Aaa        1,000   Hillsborough County, Florida, IDA Revenue Bonds
                                  (Allegany Health System- J. Knox Village),
                                  6.375% due 12/01/2003(b)(f)..........................       1,081           --         1,081
                             Hillsborough County, Florida, Utility Revenue
                                  Refunding Bonds:
BBB+      A3         1,245        Series A, 7% due 8/01/2014...........................       1,328           --         1,328
AAA       Aaa        4,000        Series B, 6.50% due 8/01/2016(e).....................       2,149        2,149         4,298
AAA       Aaa        1,300   Indian River County, Florida, Hospital Revenue
                                  Refunding Bonds, 5.70% due 10/01/2015(e).............       1,394           --         1,394
AAA       Aaa        5,000   Jacksonville, Florida, Capital Improvement Revenue
                                  Refunding Bonds (Stadium Project), 4.75% due
                                  10/01/2025(a)........................................       4,713           --         4,713
AA        Aa2        2,500   Jacksonville, Florida, Electric Authority Revenue
                                  Bonds (Electric System), Series 3-A, 5.10% due
                                  10/01/2032...........................................          --        2,460         2,460
                             Jacksonville, Florida, Electric Authority, Revenue
                                  Refunding Bonds (St. Johns River), Issue 2:
AA        Aa2        4,000        Series 9, 5.25% due 10/01/2021.......................          --        4,023         4,023
AA        Aa2        2,000        Series 15, 6% due 10/01/2005.........................       2,216           --         2,216
                             Jacksonville, Florida, Health Facilities Authority,
                                  Hospital Revenue Refunding Bonds:
NR*       VMIG1+     2,600        (Genesis Rehabilitation Hospital), VRDN, 4% due
                                  5/01/2021(g).........................................       1,100        1,500         2,600
AA+       NR*        2,000        (Saint Luke's Hospital Association Project),
                                  7.125% due 11/15/2020................................          --        2,169         2,169
NR*       Baa1         345   Jacksonville, Florida, Health Facilities Authority,
                                  IDR (National Benevolent-Cypress Village),
                                  Series A, 6.125% due 12/01/2016......................          --          361           361
A-1+      VMIG1+       600   Jacksonville, Florida, PCR, Refunding (Florida Power
                                  & Light Co. Project), VRDN, 4.20% due
                                  5/01/2029(g).........................................         600           --           600
AA-       A1         5,000   Lakeland, Florida, Electric and Water Revenue
                                  Refunding and Improvement Bonds, Series B,
                                  5.625% due 10/01/2006................................       5,510           --         5,510
AAA       Aaa        4,000   Lee County, Florida, Solid Waste System Revenue
                                  Bonds, Series A, AMT, 6.50% due 10/01/2013(b)........       4,298           --         4,298

                      COMBINED SCHEDULE OF INVESTMENTS FOR
   MUNIYIELD FLORIDA FUND AND MUNIVEST FLORIDA FUND (Unaudited) -- (continued)

                                 APRIL 30, 1999
                                 (in Thousands)


                                                                                                                      ProForma
S&P       Moody's    Face                                                                 MuniYield     MuniVest      MuniYield
Ratings   Ratings   Amount                                                                Florida++     Florida ++    Florida ++
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Florida (continued)                         Issue
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
AAA       NR*     $  1,640   Leon County, Florida, HFA, S/F Mortgage Revenue Bonds
                                  (Multi-County Progarm), AMT, Series B, 7.30%
                                  due 1/01/2028(d).....................................    $  1,864           --      $  1,864
NR*       Aaa        2,705   Manatee County, Florida, HFA, S/F Mortgage Revenue
                                  Bonds, AMT, Sub-Series 2, 7.75% due 5/01/2026(d).....          --     $  2,949         2,949
A1+       VMIG1+       100   Manatee County, Florida, PCR, Refunding (Florida Power
                                  and Light Company Project), VRDN, 4% due
                                  9/01/2024(g).........................................         100           --           100
AAA       Aaa        2,500   Miami Beach, Florida, Parking Revenue Bonds, 5.125%
                                  due 9/01/2022(e).....................................       2,495           --         2,495
AAA       Aaa        2,460   Miami-Dade County, Florida, GO (Parks Program), 4.75%
                                  due 11/01/2023(c)....................................          --        2,327         2,327
AAA       Aaa        4,000   Miami-Dade County, Florida, School Board, COP,
                                  Revenue Refunding Bonds, Series C, 5% due
                                  8/01/2025(e).........................................       3,903           --         3,903
AAA       Aaa        7,600   Miami-Dade County, Florida, Water and Sewer Revenue
                                  Bonds, GO, Series A, 5% due 10/01/2029(c)............       7,414           --         7,414
BBB+      Baa2       2,890   Nassau County, Florida, PCR, Refunding (ITT Rayonier
                                  Inc. Project), 6.20% due 7/01/2015...................          --        3,047         3,047
                             Okaloosa County, Florida, Gas District Revenue
                                  Refunding Bonds (Gas System), Series A:
AAA       Aaa        1,150        5.125% due 10/01/2016(b).............................          --        1,175         1,175
AAA       Aaa        2,625        5.20% due 10/01/2019(b)..............................       2,664           --         2,664
AAA       Aaa        2,000   Orange County, Florida, Health Facilities Authority
                                  Revenue Bonds (Hospital-Orlando Regional
                                  Healthcare), Series A, 6.25% due 10/01/2013(b).......       2,326           --         2,326
AAA       Aaa          500   Orange County, Florida, Health Facilities Authority
                                  Revenue Refunding Bonds (Hospital-Orlando
                                  Regional Healthcare), Series C, 6.25% due
                                  10/01/2016(b)........................................         582           --           582
                             Orange County, Florida, School Board, COP, Series A(b):
NR*       Aaa       10,500        5.25% due 8/01/2023(b)...............................       6,350        4,318        10,668
NR*       Aaa        5,000        5% due 8/01/2024.....................................          --        4,887         4,887
AAA       Aaa       11,000   Orlando and Orange County Expressway Authority,
                                  Florida, Expressway Revenue Refunding Bonds,
                                  Junior Lien, 5% due 7/01/2021(c).....................       5,928        4,940        10,868
AAA       Aaa        3,390   Palm Beach County, Florida, Criminal Justice
                                  Facilities Revenue Bonds, 7.20% due 6/01/2015(c).....       1,912        2,409         4,321
NR*       Aaa        1,390   Palm Beach County, Florida, HFA, S/F Mortgage
                                  Revenue Bonds, AMT, Series A, 6.80% due
                                  10/01/2027(d)(j).....................................       1,485           --         1,485

                      COMBINED SCHEDULE OF INVESTMENTS FOR
   MUNIYIELD FLORIDA FUND AND MUNIVEST FLORIDA FUND (Unaudited) -- (continued)

                                 APRIL 30, 1999
                                 (in Thousands)


                                                                                                                      ProForma
S&P       Moody's    Face                                                                 MuniYield     MuniVest      MuniYield
Ratings   Ratings   Amount                                                                Florida++     Florida ++    Florida ++
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Florida (concluded)                         Issue
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                             Peace River/Manasota, Florida, Regional Water Supply
                                  Authority, Revenue Bonds (Peace River Option
                                  Project), Series A(b):
AAA       NR*        1,000   5% due 10/01/2023.........................................    $  979             --      $    979
AAA       NR*        2,500   5% due 10/01/2028.........................................          --     $  2,443         2,443
NR*       Aaa        7,625   Pembroke Pines, Florida, Capital Improvement Revenue
                                  Refunding Bonds, 5.25% due 12/01/2026(a).............       7,734           --         7,734
A-1+      VMIG1+     3,450   Pinellas County, Florida, Health Facilities Authority,
                                  Revenue Refunding Bonds (Pooled Hospital Loan
                                  Program), DATES, 4% due 12/01/2015(a)(g).............         150        3,300         3,450
AAA       Aaa        3,660   Polk County, Florida, School Board, COP, Series A,
                                  5% due 1/01/2024(e)..................................       2,115        1,469         3,584
AAA       Aaa        1,200   Port Everglades Authority, Florida, Port Revenue
                                  Bonds, 7.125% due 11/01/2016.........................          --        1,483         1,483
                             Saint Lucie County, Florida, PCR, Refunding (Florida
                                  Power and Light Company Project), VRDN(g):
A-1+      VMIG1+       600        4% due 1/01/2026.....................................         600           --           600
A-1+      VMIG1+     4,000        4.20% due 3/01/2027..................................       4,000           --         4,000
AA-       Aa3        1,000   Saint Lucie County, Florida, Solid Waste Disposal
                                  Revenue Bonds (Florida Power and Light Company
                                  Project), AMT, 6.70% due 5/01/2027...................          --        1,081         1,081
                             Saint Petersburg, Florida, Health Facilities Authority
                                  Revenue Bonds(b)(f):
AAA*      Aaa        1,550        (Alleghany Health System-Saint Anthony's), 6.75%
                                  due 12/01/2003.......................................       1,742           --         1,742
AAA       Aaa        2,000        (Alleghany Health System), Series A, 7% due
                                  12/01/2001...........................................       2,198           --         2,198
                             Sarasota County, Florida, Public Hospital Board,
                                  Revenue Refunding Bonds(b):
NR*       Aaa       10,000        RITR, Series 99, 6.665% due 7/01/2028(b)(h)..........       5,650        5,650        11,300
AAA       Aaa        3,100        (Sarasota Memorial Hospital), Series B, 5.25% due
                                  7/01/2024(b).........................................       3,192           --         3,192
AAA       Aaa        2,500   Tampa, Florida, Sports Authority Revenue Bonds, Sales
                                  Tax Payments (Stadium Project), 5.25% due
                                  1/01/2027(b).........................................          --        2,540         2,540
AAA       Aaa        1,500   Tampa, Florida, Sports Authority Revenue Refunding
                                  Bonds (County Interlocal Payments), 5% due
                                  10/01/2028(a)........................................          --        1,466         1,466
AAA       Aaa        6,000   Tampa, Florida, Water and Sewer Revenue Refunding
                                  Bonds, Series A, 6.25% due 10/01/2002(c)(f)..........       6,524           --         6,524
AAA       Aaa        2,520   Village Center Community Development District,
                                  Florida, Recreational Revenue Refunding Bonds,
                                  Series A, 5% due 11/01/2021(b).......................       2,480           --         2,480
AAA       Aaa        1,325   Winter Haven, Florida, Utility System Revenue
                                  Refunding and Improvement Bonds, 4.75% due
                                  10/01/2028(b)........................................       1,245           --         1,245

                      COMBINED SCHEDULE OF INVESTMENTS FOR
   MUNIYIELD FLORIDA FUND AND MUNIVEST FLORIDA FUND (Unaudited) -- (concluded)

                                 APRIL 30, 1999
                                 (in Thousands)


                                                                                                                      ProForma
S&P       Moody's    Face                                                                 MuniYield     MuniVest      MuniYield
Ratings   Ratings   Amount                                                                Florida++     Florida ++    Florida ++
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
New York--1.9%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
A-        VMIG1+   $ 5,600   Long Island Power Authority, New York, Electric
                                  System Revenue Bonds, VRDN, Sub-Series 5,
                                  4.25% due 5/01/2033(g)...............................    $  1,400     $  4,200      $  5,600
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--0.4%
---------------------------------------------------------------------------------------------------------------------------------
BBB+      Baa1       1,000   Puerto Rico Electric Power Authority, Power Revenue
                                  Bonds, Series T, 6% due 7/01/2016....................       1,079           --         1,079
---------------------------------------------------------------------------------------------------------------------------------
Texas--2.0%
---------------------------------------------------------------------------------------------------------------------------------
A-1+      NR*        5,900   Harris County, Texas, Health Facilities Development
                                  Corporation, Hospital Revenue Refunding Bonds
                                  (Methodist Hospital), VRDN, 4.25% due
                                  12/01/2025(g)........................................       4,800        1,100         5,900
---------------------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost--$309,005)--107.7%................     184,337      133,115       317,452
                             Liabilities in Excess of Other Assets--(7.7%).............     (10,323)      (9,948)      (22,761)
                                                                                           --------     --------      --------
                             Net Assets--100.0%........................................    $174,014     $123,167      $294,691
                                                                                           ========     ========      ========
---------------------------------------------------------------------------------------------------------------------------------

(a)  AMBAC Insured.
(b)  MBIA Insured.
(c)  FGIC Insured.
(d)  GNMA Collateralized.
(e)  FSA Insured.
(f)  Prerefunded.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(i)  FHA Insured.
(j)  FNMA Collateralized.
*    Not Rated.
+    Highest short-term rating by Moody's Investors Service, Inc.
++   Value as discussed in the Combined Notes to Financial Statements.


See Notes to Financial Statements.

PORTFOLIO ABBREVIATIONS

      To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
DATES Daily Adjustable Tax-Exempt Securities
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes

The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds at April 30, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at April 30, 1999. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at April 30, 1999. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

         PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                MUNIYIELD FLORIDA FUND AND MUNIVEST FLORIDA FUND
                        As of April 30, 1999 (Unaudited)

                                                                                                                        Pro Forma
                                                             MuniYield          MuniVest                                MuniYield
                                                              Florida           Florida              Adjustments         Florida
                                                           -------------      -------------          -----------      -------------
Assets:
Investments, at value* (Note 1a) ....................      $ 184,337,188      $ 133,115,138                           $ 317,452,326
Cash ................................................             65,913            236,325                                 302,238
Receivables:
   Securities sold ..................................          6,641,594          1,189,865                               7,831,459
    Interest ........................................          2,136,432          1,840,678                               3,977,110
Prepaid expenses and other assets ...................             10,480              6,657                                  17,137
                                                           -------------      -------------          -----------      -------------
Total assets ........................................        193,191,607        136,388,663                             329,580,270
                                                           -------------      -------------          -----------      -------------

Liabilities:
Payables:
   Securities purchased .............................         19,075,690         13,113,067                              32,188,757
   Dividends to shareholders (Note 1e) ..............                                42,780            2,245,337(1)       2,288,117
   Investment adviser (Note 2) ......................             76,552             54,202                                 130,754
Accrued expenses and other liabilities ..............             25,248             11,295              245,000(2)         281,543
                                                           -------------      -------------          -----------      -------------
Total liabilities ...................................         19,177,490         13,221,344            2,490,337         34,889,171
                                                           -------------      -------------          -----------      -------------
Net Assets:
Net Assets ..........................................      $ 174,014,117      $ 123,167,319          $(2,490,337)     $ 294,691,099
                                                           =============      =============          ===========      =============
Capital
Capital Shares (unlimited number of shares
of beneficial interest authorized)
  Preferred Shares, par value $.10 per share
    of AMPS** issued and outstanding at
    $25,000 per share liquidation
    preference+ .....................................      $  55,000,000      $  40,000,000                           $  95,000,000
    Common Shares, par value $.10 per share,
    issued and outstanding++ ........................            799,384            598,878              (35,588)         1,362,674
Paid-in capital in excess of par ....................        111,667,496         83,340,130             (209,412)       194,798,214
Undistributed investment income - net ...............          1,523,047            519,558           (2,042,605)                --
Undistributed (accumulated) realized capital
  gains (losses) on investments - net ...............            202,732         (4,916,844)            (202,732)        (4,916,844)
Unrealized appreciation on investments-net ..........          4,821,458          3,625,597                               8,447,055
                                                           -------------      -------------          -----------      -------------
-------------
Total Capital .......................................      $ 174,014,117      $ 123,167,319          $(2,490,337)     $ 294,691,099
                                                           =============      =============          ===========      =============
     * Identified Cost ..............................      $ 179,515,730      $ 129,489,541                   --      $ 309,005,271
                                                           =============      =============          ===========      =============
    + AMPS issued and outstanding ...................              2,200              1,600                   --              3,800
                                                           =============      =============          ===========      =============
  ++ Shares issued and outstanding ..................          7,993,842          5,988,782             (355,883)        13,626,741
                                                           =============      =============          ===========      =============
Net asset value per Common Share ....................      $       14.89      $       13.89                   --      $       14.65
                                                           =============      =============          ===========      =============
 **  Auction Market Preferred Shares ................

-------------
(1) Assumes the distribution of undistributed investment income and undistributed realized capital gains.
(2) Reflects the charge for estimated Reorganization expenses of $245,000. See Notes to Financial Statements.

The following unaudited pro forma Combined Statement of Operations has been derived from the statement of operations of the respective Funds for the six months ended April 30, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on November 1, 1998. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on November 1, 1998 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
              FOR MUNIYIELD FLORIDA FUND AND MUNIVEST FLORIDA FUND
               For the Six Months Ended April 30, 1999 (Unaudited)

                                                                                                                         Pro Forma
                                                             MuniYield          MuniVest                                 MuniYield
                                                              Florida           Florida           Adjustments             Florida
                                                            -----------        -----------        -----------           -----------
Investment Income (Note 1d):
Interest and amortization of premium and
  discount earned ...................................       $ 4,667,312        $ 3,287,591                              $ 7,954,903
                                                            -----------        -----------        -----------           -----------
Expenses:
Investment advisory fees (Note 2) ...................           440,528            310,276                                  750,804
Commission fees .....................................            67,289             49,216                                  116,505
Professional fees ...................................            40,841             34,948            (34,948)(1)            40,841
Accounting services (Note 2) ........................            32,176             24,905            (17,381)(1)            39,700
Transfer agent fees .................................            19,809             19,382                                   39,191
Trustees' fees and expenses .........................            11,275             13,318            (13,318)(1)            11,275
Printing and shareholder reports ....................            16,201             13,847             (4,972)(1)            25,076
Listing fees ........................................             7,806              7,852                                   15,658
Custodian fees ......................................             6,934              5,521                                   12,455
Pricing fees ........................................             4,060              3,440                                    7,500
Other ...............................................            13,222              6,861                                   20,083
                                                            -----------        -----------        -----------           -----------
Total expenses ......................................           660,141            489,566            (70,619)            1,079,088
                                                            -----------        -----------        -----------           -----------
Investment income - net .............................         4,007,171          2,798,025             70,619             6,875,815
                                                            -----------        -----------        -----------           -----------
Realized & Unrealized Gains(Losses) on
  Investments - Net (Notes 1b & 1d)
Realized gain (loss) on investments - net ...........         2,029,374           (134,884)                 0             1,894,490
Change in unrealized appreciation on
  investments - net .................................        (4,463,033)        (1,715,107)                 0            (6,178,140)
                                                            -----------        -----------        -----------           -----------
Net Increase in Net Assets Resulting
  from Operations ...................................       $ 1,573,512        $   948,034        $    70,619           $ 2,592,165
                                                            ===========        ===========        ===========           ===========

----------
(1) Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.
(2) This Pro Forma Combined Statement of Operations excludes non-recurring estimated Reorganization expenses of $245,000.

MuniYield Florida Fund and MuniVest Florida Fund

COMBINED NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:


      MuniYield Florida Fund (the "Fund," which term as used herein shall refer to MuniYield Florida Fund after giving effect to the Reorganization) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol "MYF". The following is a summary of significant accounting policies followed by the Fund.


      (a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

      (b) Derivative financial instruments-- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      (c) Income taxes-- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      (d) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

      (e) Dividends and distributions - Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

      The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

      Accounting services are provided to the Fund by FAM at cost.

      Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

                                                                       EXHIBIT I

                       INFORMATION PERTAINING TO EACH FUND

o     General Information Pertaining to the Funds


                                                            State of
                                 Defined Term      Fiscal   Organiza-   Meeting
Fund                           Used in Exhibit I  Year End    tion       Time
---------                     ------------------  --------  ---------  ---------
MuniYield Florida .........    MuniYield Florida    10/31      MA      3:00 p.m.
MuniVest Florida ..........    MuniVest Florida     10/31      MA      2:00 p.m.


                                       Shares of Capital Stock
                                         Outstanding as of
                                           the Record Date
                             ---------------------------------------
                                   Common                   AMPS
Fund                               Shares
---------                    --------------------       -----------
MuniYield Florida.........        7,993,842                2,200
MuniVest Florida..........        5,988,782                1,600

o     Information Pertaining to Officers and Trustees

      Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.

                                          Board                         Audit Committee
                           ----------------------------------    ------------------------------
                                                                     #                  Per       Aggregate
                           # Meetings   Annual    Per Meeting    Meetings    Annual    Meeting     Fees and
Fund                          Held*     Fee ($)    Fee ($)**       Held      Fee ($)  Fee ($)**  Expenses ($)
---------                  ----------   -------   ----------      -------    ------   ---------  ------------
MuniYield Florida               6        2,500        250            4         500       125        22,915
MuniVest Florida                5        2,500        250            4         500       125        26,147

----------
*     Includes meetings held via teleconferencing equipment.
** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

      Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.

                                                Compensation From MuniYield Florida ($)*
------------------------------------------------------------------------------------------------------------
Fund                           Bodurtha          London         Martin             May             Perold
----------                   ------------     ------------    -----------      -----------       -----------
MuniYield Florida...........     4,500            4,500          4,500            4,500             4,500

                                                 Compensation From MuniVest Florida ($)*
------------------------------------------------------------------------------------------------------------
Fund                              Cecil      Crum        Meyer      Sunderland      Touchton        Weiss
---------                       ---------  --------    ---------  --------------  ------------    ----------
MuniVest Florida ...........      4,500      4,500       4,500         4,500          4,500         3,250

----------
*     No pension or retirement benefits are accrued as part of Fund expenses.

      Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), including the Funds, to the non-affiliated Board members for the year ended December 31, 1998.

                              Aggregate Compensation From FAM/MLAM Advised Funds
Name of Board Member                     Paid to Board members ($)(1)
---------------------         --------------------------------------------------
MuniYield Florida
James H. Bodurtha............                     163,500
Herbert I. London............                     163,500
Robert R. Martin.............                     163,500
Joseph L. May................                     163,500
Andre F. Perold..............                     163,500

----------
(1) The Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (29 registered investment companies consisting of 47 portfolios); Mr. London (29 registered investment companies consisting of 47 portfolios); Mr. Martin (29 registered investment companies consisting of 47 portfolios); Mr. May (29 registered investment companies consisting of 47 portfolios); and Mr. Perold (29 registered investment companies consisting of 47 portfolios).

                              Aggregate Compensation From FAM/MLAM Advised Funds
Name of Board Member                     Paid to Board members ($)(1)
---------------------         --------------------------------------------------


MuniVest Florida

Donald Cecil..................                    277,808
M. Colyer Crum................                    116,600
Edward H. Meyer...............                    214,558
Jack B. Sunderland............                    133,600
J. Thomas Touchton............                    133,660
Fred G. Weiss.................                    140,842

----------


(1) The Trustees serve on the boards of MLAM/FAM-advised funds as follows: Mr. Cecil (35 registered investment companies consisting of 35 portfolios); Mr. Crum (17 registered investment companies consisting of 17 portfolios); Mr.Meyer (35 registered investment companies consisting of 35 portfolios); Mr. Sunderland (20 registered investment companies consisting of 36 portfolios); Mr. Touchton (20 registered investment companies consisting of 36 portfolios) and Mr. Weiss (17 registered investment companies consisting of 17 portfolios).

(2)   Ms. Hodrick was elected a Trustee of the Fund on November 4, 1999.


      Set forth in the table below is information about the Trustees of each of the Funds. Unless otherwise noted, the address of each Trustee is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                                                                                   Trustee Since
                                                                                   -------------
              Name, Address and Biography                         Age        MuniYield       MuniVest
------------------------------------------------------          -------    -------------   ------------

James H. Bodurtha.......................................          55           1995             --
      36 Popponesset Road, Cotuit, Massachusetts 02635.
      Director and Executive Vice President, The China
      Business Group, Inc. since 1996; Chairman and Chief
      Executive Officer, China Enterprise Management
      Corporation from 1993 to 1996; Chairman, Berkshire
      Corporation since 1980; Partner, Squire, Sanders &
      Dempsey from 1980 to 1993; Director, Gilder Group LLC
      and related companies since 1999.


Herbert I. London ......................................          60           1992             --
      2 Washington Square Village, New York, New York
      10012. John M. Olin Professor of Humanities at
      New York University since 1993 and Professor
      thereof since 1980; Dean, Gallatin Division of
      New York University from 1976 to 1993;
      Distinguished Fellow, Herman Kahn Chair at Hudson
      Institute from 1984 to 1985; Director, Damon
      Corporation from 1991 to 1995; Overseer, Center
      for Naval Analyses from 1983 to 1993; Limited
      Partner, Hypertech LP in 1996.

Robert R. Martin........................................          72           1993             --
      513 Grand Hill, St. Paul, Minnesota 55102.
      Chairman and Chief Executive Officer, Kinnard
      Investments, Inc. from 1990 to 1993; Executive
      Vice President, Dain Bosworth from 1974 to 1989;
      Director, Carnegie Capital Management from 1977
      to 1985 and Chairman thereof in 1979; Director,
      Securities Industry Association from 1981 to 1982
      and Public Securities Association from 1979 to
      1980; Chairman of the Board, WTC Industries, Inc.
      in 1994; Trustee, Northland College since 1992.

Joseph L. May...........................................          70           1992             --
      424 Church Street, Suite 2000, Nashville,
      Tennessee 37219. Attorney in private practice
      since 1984; President, May and Athens Hosiery
      Mills Division, Wayne-Gossard Corporation from
      1954 to 1983; Vice President, Wayne-Gossard
      Corporation from 1972 to 1983; Chairman, The May
      Corporation (personal holding company) from 1972
      to 1983; Director, Signal Apparel Co. from 1972
      to 1989.


Andre F. Perold.........................................          47           1992             --
      Morgan Hall, Soldiers Field, Boston,
      Massachusetts 02163. Professor, Harvard Business
      School since 1989 and Associate Professor from
      1983 to 1989; Trustee, The Common Fund since
      1989; Director, Quantec Limited from 1991 to
      1999; Director, TIBCO from 1994 to 1996; Director,
      Genbel Securities Limited and Genbel Bank since
      1999.


                                                                                   Trustee Since
                                                                                   -------------
                                                                              MuniYield        MuniVest
              Name, Address and Biography                         Age          Florida         Florida
------------------------------------------------------          -------    -------------   ------------

Terry K. Glenn..........................................          59           1999            1999
      Executive Vice President of MLAM and FAM since
      1983; Executive Vice President and Director of
      Princeton Services, Inc. ("Princeton Services")
      since 1993; President of Princeton Funds
      Distributor, Inc. ("PFD") since 1986 and Director
      thereof since 1991; President of Princeton
      Administrators, L.P. since 1988.

Arthur Zeikel...........................................          67           1992            1993
      300 Woodland Avenue, Westfield, New Jersey 07090.
      Chairman of FAM and MLAM from 1997 to 1999;
      President of FAM and MLAM from 1977 to 1997;
      Chairman of Princeton Services from 1997 to 1999,
      Director thereof from 1993 to 1999 and President
      thereof from 1993 to 1997; Executive Vice
      President of Merrill Lynch & Co., Inc. from 1990
      to 1999.

Donald Cecil............................................          72            --             1993
      1114 Avenue of the Americas, New York, New York
      10036. Special Limited Partner of Cumberland
      Associates (an investment partnership) since
      1982; Member of Institute of Chartered Financial
      Analysts; Member and Chairman of Westchester
      County (N.Y.) Board of Transportation.

M. Colyer Crum..........................................          67            --             1993
      104 Westcliff Road, Weston, Massachusetts 02193.
      Currently James R. Williston Professor of
      Investment Management Emeritus at Harvard
      Business School; James R. Williston Professor of
      Investment Management at Harvard Business School
      from 1971 to 1996; Director of Cambridge Bancorp,
      Copley Properties, Inc. and Sun Life Assurance
      Company of Canada.


Laurie Simon Hodrick ...................................           37         --              1999*
      809 Uris Hall, 3022 Broadway, New York, New York 10027.
      Professor of Finance and Economics, Graduate School of
      Business, Columbia University since 1998; Associate
      Professor of Finance and Economics, Graduate School of
      Business, Columbia University from 1996 to 1998;
      Associate Professor of Finance, J.L. Kellogg Graduate
      School of Management, Northwestern University from
      1992 to 1996.


Edward H. Meyer.........................................          72            --             1993
      777 Third Avenue, New York, New York 10017.
      President of Grey Advertising Inc. since 1968,
      Chief Executive Officer since 1970 and Chairman
      of the Board of Directors since 1972; Director of
      Harman International Industries, Inc. and Ethan
      Allen Interiors, Inc.

Jack B. Sunderland......................................          70            --             1993
      P.O. Box 7, West Cornwall, Connecticut 06796.
      President and Director of American Independent
      Oil Company, Inc. (an energy company) since 1987;
      Member of Council on Foreign Relations since
      1971.

J. Thomas Touchton......................................          60            --             1993
      Suite 3405, One Tampa City Center, 201 North
      Franklin Street, Tampa, Florida 33062. Managing
      Partner of The Witt Touchton Company and its
      predecessor, The Witt Co. (a private investment
      partnership), since 1972; Trustee Emeritus of
      Washington and Lee University; Director of TECO
      Energy, Inc. (an electric utility holding
      company).

Fred G. Weiss...........................................          58            --             1998
      16410 Maddalena Place, Delray Beach, Florida
      33446. Managing Director of FGW Associates since
      1997; Vice President, Planning Investment, and
      Development of Warner Lambert Co. from 1979 to
      1997.


* Ms Hodrick was elected to the Board of MuniVest Florida on November 4, 1999 and therefore no other information is required to be provided about her in this Exhibit I.

Set forth in the table below is information about the officers of each of the Funds.

                                                                                                    Officer Since
                                                                                              -----------------------
                                                                                                MuniVest    MuniYield
                 Name and Biography                             Age          Office             Florida      Florida
------------------------------------------------------        -------     ------------        -----------   ---------
Terry K. Glenn..........................................        59          President             1993*       1992*
      Executive Vice President of MLAM and FAM since
      1983; Executive Vice President and Director of
      Princeton Services since 1993; President of
      Princeton Funds Distributor, Inc. ("PFD") since
      1986 and Director thereof since 1991; President
      of Princeton Administrators, L.P. since 1988.

Vincent R. Giordano.....................................        55    Senior Vice President       1993        1992
      Senior Vice President of FAM and MLAM since 1984;
      Portfolio Manager of FAM and MLAM since 1977;
      Senior Vice President of Princeton Services since
      1993.

William R. Bock.........................................        63       Vice President           1999        1999
      Vice President of MLAM since 1989.

Kenneth A. Jacob .......................................        48       Vice President           1993        1992
      First Vice President of MLAM since 1997; Vice
      President of MLAM from 1984 to 1997; Vice
      President of FAM since 1984.

Donald C Burke..........................................        39       Vice President           1993        1992
      Senior Vice President and Treasurer of MLAM and                    Treasurer                1999        1999
      FAM since 1999; Senior Vice President and
      Treasurer of Princeton Services since 1999;
      Vice President of PFD since 1999; First
      Vice President of MLAM from 1997 to 1999;
      Vice President of MLAM from 1990 to 1997;
      Director of Taxation of MLAM since 1990.

Alice A. Pellegrino.....................................        39          Secretary             1999        1999
      Vice President of MLAM since 1999; Attorney
      associated with MLAM since 1997; Associate with
      Kirkpatrick & Lockhart LLP from 1992 to 1997.

------
* Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice
      President of each Fund.

                                                                      Exhibit II

                      AGREEMENT AND PLAN OF REORGANIZATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 9th day of November, 1999, by and between MuniYield Florida Fund, a Massachusetts business trust ("MuniYield Florida") and MuniVest Florida Fund, a Massachusetts business trust ("MuniVest Florida"). MuniYield Florida and MuniVest Florida are sometimes referred to herein collectively as the "Funds".

                             PLAN OF REORGANIZATION


      The reorganization will comprise the following:


      (1) the acquisition by MuniYield Florida of substantially all of the assets, and the assumption of substantially all of the liabilities of MuniVest Florida in exchange solely for an equal aggregate value of newly issued (A) common shares of beneficial interest, with a par value of $0.10 per share, of MuniYield Florida ("MuniYield Florida Common Shares") and (B) auction market preferred shares of MuniYield Florida, with a liquidation preference of $25,000 per share plus an amount equal to accumulated by unpaid dividends thereon (whether or not earned or declared) to be designated Series B ("MuniYield Florida Series B AMPS"), and (2) the subsequent distribution by MuniVest Florida to MuniVest Florida shareholders of (x) all of the MuniYield Florida Common Shares received by MuniVest Florida in exchange for such shareholders' common shares of beneficial interest, with a par value of $0.10 per share, of MuniVest Florida ("MuniVest Florida Common Shares") and (y) all of the MuniYield Florida Series B AMPS received by MuniVest Florida in exchange for such shareholders' auction market preferred shares of MuniVest Florida, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) ("MuniVest AMPS");


all upon and subject to the terms hereinafter set forth (collectively, the "Reorganization").

      In the course of the Reorganization, MuniYield Florida Common shares and Series B AMPS will be distributed to the shareholders of MuniVest Florida as follows:


      (1) each holder of MuniVest Florida Common Shares will be entitled to receive a number of MuniYield Florida Common Shares equal to the aggregate net asset value of the MuniVest Florida Common Shares owned by such shareholder on the Exchange Date (as defined in Section 7(a) of the Agreement); and (2) each holder of MuniVest Florida AMPS will be entitled to receive a number of shares of MuniYield Florida Series B AMPS equal to the aggregate liquidation preference (and aggregate value) of the MuniVest Florida AMPS owned by such shareholder on the Exchange Date;


      It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.


      Prior to the Exchange Date, MuniVest Florida shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of MuniVest Florida's net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the MuniVest Florida AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Certificate of Designation.


     A Certificate of Designation of MuniYield Florida establishing the powers, rights and preferences of the MuniYield Florida Series B AMPS will have been filed with the Office of the Secretary of State of The Commonwealth of Massachusetts prior to the Exchange Date.

     As promptly as practicable after the consummation of the Reorganization, MuniVest Florida shall be dissolved in accordance with the laws of the Commonwealth of Massachusetts and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                    AGREEMENT


      In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each of the Funds hereby agrees as follows:

1.    Representations and Warranties of MuniYield Florida.

      MuniYield Florida represents and warrants to, and agrees with, MuniVest Florida that:


      (a)MuniYield Florida is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. MuniYield Florida has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.


      (b) MuniYield Florida is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-6502), and such registration has not been revoked or rescinded and is in full force and effect. MuniYield Florida has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.


      (c) MuniVest Florida has been furnished with MuniYield Florida's Annual Report to Shareholders for the fiscal year ended October 31, 1998, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of MuniYield Florida as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.


      (d) MuniVest Florida has been furnished with MuniYield Florida's Semi-Annual Report to Shareholders for the six months ended April 30, 1999, and the unaudited financial statements appearing therein fairly present the financial position of MuniYield Florida as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.


      (e) An unaudited statement of assets, liabilities and capital of MuniYield Florida and an unaudited schedule of investments of MuniYield Florida, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to MuniVest Florida, at or prior to the Exchange Date for the purpose of determining the number of MuniYield Florida Common Shares, MuniYield Florida Series B AMPS to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of MuniYield Florida as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.


      (f) MuniYield Florida has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

      (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniYield Florida, threatened against it which assert liability on the part of MuniYield Florida or which materially affect its financial condition or its ability to consummate the Reorganization. MuniYield Florida is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (h) MuniYield Florida is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

      (i) There are no material contracts outstanding to which MuniYield Florida is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to MuniVest Florida prior to the Valuation Time.

      (j) MuniYield Florida has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 1999; and those incurred in connection with the Reorganization. As of the Valuation Time, MuniYield Florida will advise MuniVest Florida in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to above.

      (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniYield Florida of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto
Rico).


      (l) The registration statement filed by MuniYield Florida on Form N-14 which includes the joint proxy statement of the Funds with respect to the transactions contemplated herein and the prospectus of MuniYield Florida relating to the MuniYield Florida Common shares and MuniYield Florida Series B AMPs to be issued pursuant to this Agreement, (the "Joint Proxy Statement and Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to MuniYield Florida (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniYield Florida for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

      (m) MuniYield Florida is authorized to issue an unlimited number of common shares of beneficial interest, par value $.10 per share and 1,000,000 preferred shares of beneficial interest, par value $.05 per share. The Board of Trustees of MuniYield Florida has designated 2,200 preferred shares as Auction Market Preferred Shares. Each outstanding common share of beneficial interest and each outstanding Auction Market Preferred Share of MuniYield Florida is fully paid and nonassessable and has full voting rights.


      (n) The shares of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS to be issued to MuniVest Florida pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of MuniYield Florida will have any preemptive right of subscription or purchase in respect thereof.

      (o) At or prior to the Exchange Date, the MuniYield Florida Common Shares to be transferred to MuniVest Florida for distribution to the shareholders of MuniVest Florida on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

      (p) At or prior to the Exchange Date, the shares of MuniYield Florida Series B AMPS to be transferred to MuniVest Florida on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of AMPS of MuniVest Florida presently are qualified, and there are a sufficient number of MuniYield Florida Series B AMPS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.


      (q) At or prior to the Exchange Date, MuniYield Florida will have obtained any and all regulatory, Trustee and shareholder approvals necessary to issue the MuniYield Florida Common Shares and MuniYield Florida Series B AMPS to MuniVest Florida.

2.    Representations and Warranties of MuniVest Florida.

      MuniVest Florida represents and warrants to, and agrees with, MuniYield Florida, that:


      (a) MuniVest Florida is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. MuniVest Florida has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.


      (b) MuniVest Florida is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-7580), and such registration has not been revoked or rescinded and is in full force and effect. MuniVest Florida has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

      (c) As used in this Agreement, the term "MuniVest Florida Investments" shall mean (i) the investments of MuniVest Florida shown on the schedule of its investments as of the Valuation Time furnished to MuniYield Florida; and (ii) all other assets owned by MuniVest Florida or liabilities incurred as of the Valuation Time.

      (d) MuniVest Florida has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.


      (e) MuniYield Florida has been furnished with MuniVest Florida's Annual Report to Shareholders for the fiscal year ended October 31, 1998, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of MuniVest Florida as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.


      (f) MuniYield Florida has been furnished with MuniVest Florida's Semi-Annual Report to Shareholders for the six months ended April 30, 1999, and the unaudited financial statements appearing therein fairly present the financial position of MuniVest Florida as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.


      (g) An unaudited statement of assets, liabilities and capital of MuniVest Florida and an unaudited schedule of investments of MuniVest Florida, each as of the Valuation Time, will be furnished to MuniYield Florida at or prior to the Exchange Date for the purpose of determining the number of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS to be issued to MuniVest Florida pursuant to Section 4 of this Agreement; each will fairly present the financial position of MuniVest Florida as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.


      (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniVest Florida, threatened against it which assert liability on the part of MuniVest Florida or which materially affect its financial condition or its ability to consummate the Reorganization. MuniVest Florida is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (i) There are no material contracts outstanding to which MuniVest Florida is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to MuniYield Florida prior to the Valuation Time.

      (j) MuniVest Florida is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

      (k) MuniVest Florida has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 1999 and those incurred in connection with the

Reorganization. As of the Valuation Time, MuniVest Florida will advise MuniYield Florida in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

      (l) MuniVest Florida has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of MuniVest Florida have been adequately provided for on its books, and no tax deficiency or liability of MuniVest Florida has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

      (m) At both the Valuation Time and the Exchange Date, MuniVest Florida will have full right, power and authority to sell, assign, transfer and deliver the MuniVest Florida Investments. At the Exchange Date, subject only to the obligation to deliver the MuniVest Florida Investments as contemplated by this Agreement, MuniVest Florida will have good and marketable title to all of the MuniVest Florida Investments, and MuniYield Florida will acquire all of the MuniVest Florida Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the MuniVest Florida Investments or materially affect title thereto).

      (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniVest Florida of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.


      (o) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to MuniVest Florida (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniVest Florida for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

      (p) MuniVest Florida is authorized to issue an unlimited number of common shares of beneficial interest, par value $.10 per share and 1,000,000 preferred shares of beneficial interest, par value $.05 per share. The Board of Trustees of MuniVest Florida has designated 1,600 preferred shares as Auction Market Preferred Shares. Each outstanding common share of beneficial interest and each outstanding Auction Market Preferred Share of MuniVest Florida is fully paid and nonassessable and has full voting rights.

      (q) All of the issued and outstanding shares of MuniVest Florida Common shares and MuniVest Florida AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

      (r) The books and records of MuniVest Florida made available to MuniYield Florida, and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of MuniVest Florida.


      (s) MuniVest Florida will not sell or otherwise dispose of any of the shares of MuniYield Florida Common shares or MuniYield Florida Series B AMPS to be received in the Reorganization, except in distribution to the shareholders of MuniVest Florida, as provided in Section 3 of this Agreement.

3.    The Reorganization.


      (a) Subject to receiving the requisite approvals of the shareholders of each of the Funds, and to the other terms and conditions contained herein, (i) MuniVest Florida agrees to convey, transfer and deliver to MuniYield Florida and MuniYield Florida agrees to acquire from MuniVest Florida, on the Exchange Date, all of the MuniVest Florida Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of MuniVest Florida, in exchange solely for that number of MuniYield Florida Common shares and MuniYield Florida Series B AMPS provided in Section 4 of this Agreement.

      Pursuant to this Agreement, as soon as practicable after the Exchange Date MuniVest Florida will distribute all MuniYield Florida Common Shares and MuniYield Florida Series B AMPS received by it to its shareholders in exchange for their of MuniVest Florida Common Shares and MuniVest Florida AMPS. Such distributions shall be accomplished by the opening of shareholder accounts on the stock ledger records of MuniYield Florida in the amounts due the shareholders of MuniVest Florida based on their respective holdings in MuniVest Florida as of the Valuation Time.


      (b) Prior to the Exchange Date, MuniVest Florida shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the MuniVest Florida AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Certificate of Designation.

      (c) MuniVest Florida will pay or cause to be paid to MuniYield Florida any interest MuniVest Florida receives on or after the Exchange Date with respect to any of MuniVest Florida Investments transferred to MuniYield Florida hereunder.


      (d) The Valuation Time shall be 4:00 p.m., Eastern time, on February 18, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").


      (e) Recourse for liabilities assumed from MuniVest Florida by MuniYield Florida in the Reorganization will be limited to the net assets of MuniVest Florida acquired by MuniYield Florida. The known liabilities of MuniVest Florida, as of the Valuation Time, shall be confirmed in writing to MuniYield Florida pursuant to Section 2(k) of this Agreement.


      (f) MuniVest Florida will be terminated following the Exchange Date by terminating its organization under the Investment Company Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

      (g) MuniYield Florida will file with the Secretary of State of the Commonwealth of Massachusetts a Certificate of Designation to its Declaration of Trust establishing the powers, rights and preferences of the MuniYield Florida Series B AMPS prior to the closing of the Reorganization.

      (h) As promptly as practicable after the liquidation of MuniVest Florida pursuant to the Reorganization, MuniVest Florida shall terminate its registration under the 1940 Act.


4. Issuance and Valuation of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS in the Reorganization.


      Full shares of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of MuniVest Florida acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of MuniVest Florida assumed by MuniYield Florida in the Reorganization, shall be issued by MuniYield Florida to MuniVest Florida in exchange for such assets of MuniVest Florida, plus cash in lieu of fractional shares. MuniYield Florida will issue to MuniVest Florida (a) a number of MuniYield Florida Common shares, the aggregate net asset value of which will equal the aggregate net asset value of the MuniVest Florida Common shares, determined as set forth below, and (b) a number of MuniYield Florida Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the MuniVest Florida AMPS, determined as set forth below.

      The net asset value of each of the Funds and the liquidation preference and value of the AMPS of each of the Funds shall be determined as of the Valuation Time in accordance with the procedures described in (i) the final prospectus of MuniYield Florida, dated February 21, 1992, relating to the MuniYield Florida Common shares and (ii) the final prospectus of MuniYield Florida, dated April 6, 1992, relating to the MuniYield Florida AMPS, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of MuniVest Florida Investments to be transferred to MuniYield Florida shall be determined by MuniYield Florida pursuant to the procedures utilized by MuniYield Florida in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by MuniYield Florida in cooperation with MuniVest Florida and shall be confirmed in writing by MuniYield Florida to MuniVest Florida. The net asset value per share of the MuniYield Florida Common Shares and the liquidation preference and value per share of the MuniYield Florida Series B AMPS shall be determined in accordance with such procedures and MuniYield Florida shall certify the computations involved. For purposes of determining the net asset value of a Common Share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund is divided by the total number of Common Shares of that Fund outstanding at such time.

      MuniYield Florida shall issue to MuniVest Florida separate certificates or share deposit receipts for the MuniYield Florida Common Shares and the MuniYield Florida Series B AMPS, each registered in the name of MuniVest Florida. MuniVest Florida then shall distribute the MuniYield Florida Common Shares and the MuniYield Florida Series B AMPS to the holders of MuniVest Florida Common Shares and MuniVest Florida AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the MuniYield Florida Common Shares to The Bank of New York as the transfer agent and registrar for the MuniYield Florida Common shares for distribution to the holders of MuniVest Florida Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Common Shares of MuniVest Florida and (ii) the MuniYield Florida Series B AMPS to The Bank of New York as the transfer agent and registrar for the MuniYield Florida Series B AMPS for distribution to the holders of MuniVest Florida AMPS on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the AMPS of MuniVest Florida. With respect to any MuniVest Florida shareholder holding certificates evidencing ownership of either MuniVest Florida Common Shares or MuniVest Florida AMPS as of the Exchange Date, and subject to MuniYield Florida being informed thereof in writing by MuniVest Florida, MuniYield Florida will not permit such shareholder to receive new certificates evidencing ownership of the MuniYield Florida Common Shares or MuniYield Florida Series B AMPS, exchange MuniYield Florida Common Shares or MuniYield Florida Series B AMPS credited to such shareholder's account for shares of other investment companies managed by Merrill Lynch Asset Management, L.P. ("MLAM") or any of its affiliates, or pledge or redeem such MuniYield Florida Common Shares or MuniYield Florida Series B AMPS, in any case, until notified by MuniVest Florida or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of MuniVest Florida Common Shares or MuniVest Florida AMPS or, in the event of lost certificates, posted adequate bond. MuniVest Florida, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of MuniVest Florida Common Shares or MuniVest Florida AMPS, as the case may be, or post adequate bond therefor.


      Dividends payable to holders of record of shares of MuniYield Florida Common Shares or MuniYield Florida Series B AMPS, as the case may be, as of any date after the Exchange Date and prior to the exchange of certificates by any shareholder of MuniVest Florida shall be payable to such shareholder without interest; however, such dividends shall not be paid unless and until such shareholder surrenders the share certificates representing Common Shares or AMPS of MuniVest Florida, as the case may be, for exchange.


      No fractional MuniYield Florida Common Shares will be issued to holders of MuniVest Florida Common Shares. In lieu thereof, MuniYield Florida's transfer agent, The Bank of New York, will aggregate all fractional MuniYield Florida Common Shares and sell the resulting full shares on the New York Stock Exchange at the current market price for MuniYield Florida Common Shares for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing MuniVest Florida Common Shares.


5.    Payment of Expenses.


      (a) With respect to expenses incurred in connection with the Reorganization, (i) each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business, and (ii) MuniYield Florida shall pay, subsequent to the Exchange Date and pro rata according to each Fund's net assets at the Valuation Time, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

      (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.    Covenants of the Funds.


      (a) Each Fund agrees to call a special meeting of its shareholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.


      (b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Exchange Date.


      (c) MuniVest Florida agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any MuniYield Florida Common Shares or MuniYield Florida Series B AMPS, as applicable other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by MuniYield Florida, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its termination.


      (d) MuniVest Florida undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that MuniVest Florida has ceased to be a registered investment company.


      (e) MuniYield Florida will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.


      (f) MuniYield Florida has no plan or intention to sell or otherwise dispose of MuniVest Florida Investments, except for dispositions made in the ordinary course of business.

      (g) Each of the Funds agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. MuniYield Florida agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of MuniVest Florida for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, MuniVest Florida shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by MuniVest Florida (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Fund Asset Management, L.P. ("FAM") at the time such tax returns and Forms 1099 are prepared.


      (h) The Funds each agree to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.


      (i) Following the consummation of the Reorganization, MuniYield Florida will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

7.    Exchange Date.


      (a) Delivery of the assets of MuniVest Florida to be transferred, together with any other MuniVest Florida Investments, and the MuniYield Florida Common Shares and MuniYield Florida Series B AMPS to be issued as provided in this Agreement, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any MuniVest Florida Investments, for any reason, are not transferable on the Exchange Date, MuniVest Florida shall cause such MuniVest Florida Investments to be transferred to MuniYield Florida's account with The Bank of New York at the earliest practicable date thereafter.

      (b) MuniVest Florida will deliver to MuniYield Florida on the Exchange Date confirmations or other adequate evidence as to the tax basis of MuniVest Florida Investments delivered to MuniYield Florida hereunder, certified by Deloitte & Touche LLP.

      (c) As soon as practicable after the close of business on the Exchange Date, MuniVest Florida shall deliver to MuniYield Florida a list of the names and addresses of all of the shareholders of record of MuniVest Florida on the Exchange Date and the number of common shares and AMPS of MuniVest Florida owned by each such shareholder, certified to the best of their knowledge and belief by the applicable transfer agent for MuniVest Florida or by its President.

8.    MuniVest Florida Conditions.

      The obligations of MuniVest Florida hereunder shall be subject to the following conditions:

      (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Trustees of each of the Funds and by the affirmative vote of (i) the holders of (a) a majority of the MuniYield Florida Common Shares and MuniYield Florida AMPS, voting together as a single class, and (b) a majority of the MuniYield Florida AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; (ii) the holders of (a) a majority of the MuniVest Florida Common Shares and MuniVest Florida AMPS, voting together as a single class, and (b) a majority of the MuniVest Florida AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon, and further that each Fund shall have delivered to each other Fund a copy of the resolution approving this Agreement adopted by such Fund's Board of Trustees, and a certificate setting forth the vote of such Fund's shareholders obtained at its Special Meeting, each certified by the Secretary of the appropriate Fund.

      (b) MuniVest Florida shall have received from MuniYield Florida a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of MuniYield Florida's investments, all as of the Valuation Time, certified on behalf of MuniYield Florida's by its President (or any Vice President) and its Treasurer, and a certificate signed by MuniYield Florida's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of MuniYield Florida since the date of its most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

      (c) That MuniYield Florida shall have furnished to MuniVest Florida a certificate signed by MuniYield Florida's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of MuniYield Florida made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that MuniYield Florida has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

      (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      (e) That MuniVest Florida shall have received an opinion or opinions of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to MuniVest Florida and dated the Exchange Date, to the effect that (i) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (ii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (iii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (iv) the information in the Joint Proxy Statement and Prospectus under "Comparison of the Funds--Tax Rules Applicable to the Funds and their Shareholders" and "Agreement and Plan of Reorganization--Tax Consequences of the Reorganization," to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (v) the execution and delivery of the Agreement by the Funds does not and the consummation of the Reorganization will not, violate any material provisions of any agreement (known to such counsel) to which any Fund is a party or by which any Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vii) no Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective shareholders; (viii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against any of the Funds, the unfavorable outcome of which would materially and adversely affect such Fund; (ix) all actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of such Fund; and
(x) such opinion is solely for the benefit of the Funds and their Trustees and officers. Such opinion also shall state that (a) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
(y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to any Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund in the opinion of Bingham Dana LLP as to matters of Massachusetts law.

      (f) That MuniVest Florida shall have received an opinion or opinions of Bingham Dana LLP, as Massachusetts counsel to the Funds, in form and substance satisfactory to MuniVest Florida and dated the Exchange Date, to the effect that (i) each of the Funds is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts; (ii) the MuniYield Florida Common Shares, and MuniYield Florida Series B AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by MuniYield Florida, and no shareholder of MuniYield Florida has any preemptive right to subscription or purchase in respect thereof (pursuant to the Declaration of Trust or the by-laws of MuniYield Florida or the law of the Commonwealth of Massachusetts, or to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of the Funds, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Massachusetts law or the Declaration of Trust, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which any Fund is a party or by which any Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization;
(v) MuniVest Florida has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, MuniVest Florida will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no filing or registration with, or consent, approval, authorization or order of any Massachusetts state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained from the Boards of Trustees and shareholders of the Funds and such as may be required under Massachusetts state securities laws; (vii) all necessary actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of such Fund; and (viii) such opinion is solely for the benefit of the Funds and their Trustees and officers. In giving the opinion set forth above, Bingham Dana LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

      (g) That MuniVest Florida shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by MuniVest Florida of substantially all of its assets to MuniYield Florida in exchange solely for shares of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the respective Funds will each be deemed to be a "party" to a reorganization within the meaning of
Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to MuniVest Florida as a result of the asset transfer solely in exchange for shares of MuniYield Florida Common Shares and MuniYield Florida Series B AMPS, as the case may be, or on the distribution of the MuniYield Florida shares to shareholders of MuniVest Florida under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield Florida on the receipt of assets of MuniVest Florida in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of MuniVest Florida on the receipt of shares of MuniYield Florida in exchange for their shares of MuniVest Florida (except to the extent that common shareholders receive cash representing an interest in fractional MuniYield Florida Common Shares in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of MuniVest Florida's assets in the hands of MuniYield Florida will be the same as the tax basis of such assets in the hands of MuniVest Florida immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of MuniYield Florida received by the shareholders of MuniVest Florida in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of MuniVest Florida surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the shares of MuniYield Florida will be determined by including the period for which such shareholder held MuniVest Florida shares exchanged therefor, provided that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield Florida's holding period with respect to MuniVest Florida's assets transferred will include the period for which such assets were held by MuniVest Florida; (ix) the payment of cash to common shareholders of MuniVest Florida in lieu of fractional shares of MuniYield Florida Common Shares will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such shareholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the shareholder's basis allocable to the MuniYield Florida fractional shares; and (x) the taxable year of MuniVest Florida will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, MuniYield Florida will succeed to and take into account certain tax attributes of MuniVest Florida, such as earnings and profits, capital loss carryovers and method of accounting.

      (h) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

      (i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniYield Florida, be contemplated by the Commission.

      (j) That MuniVest Florida shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to them, to the effect that
(i) they are independent public accountants with respect to MuniYield Florida within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of MuniYield Florida included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniYield Florida included in the N-14 Registration Statement, and inquiries of certain officials of MuniYield Florida responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniYield Florida appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MuniYield Florida or from schedules prepared by officials of MuniYield Florida having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

      (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniYield Florida or would prohibit the Reorganization.

      (l) That MuniVest Florida shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as their counsel, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.


9.    MuniYield Florida Conditions.

      The obligations of MuniYield Florida hereunder shall be subject to the following conditions:


      (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees and the shareholders of each of the Funds as set forth in Section 8(a); and that MuniVest Florida shall have delivered to MuniYield Florida a copy of the resolution approving this Agreement adopted by MuniVest Florida's Board of Trustees, and a certificate setting forth the vote of the shareholders of MuniVest Florida obtained, each certified by its Secretary.

      (b) That MuniVest Florida shall have furnished to MuniYield Florida a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of MuniVest Florida since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in MuniVest Florida Investments since that date or changes in the market value of MuniVest Florida Investments.

      (c) That MuniVest Florida shall have furnished to MuniYield Florida a certificate signed by MuniVest Florida's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the

Valuation Time and as of the Exchange Date all representations and warranties of MuniVest Florida made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.


      (d) That MuniVest Florida shall have delivered to MuniYield Florida a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of MuniVest Florida for the period ended October 31, 1999 (which returns originally were prepared and filed by MuniVest Florida), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of MuniVest Florida for the period covered thereby; and that for the period from November 1, 1999, to and including the Exchange Date and for any taxable year of MuniVest Florida ending upon the liquidation of MuniVest Florida, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 1, 1998, to and including the Exchange Date and for any taxable year of MuniVest Florida, ending upon the liquidation of such fund or that such fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.


      (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      (f) That MuniYield Florida shall have received an opinion of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to MuniYield Florida and dated the Exchange Date, with respect to the matters specified in
Section 8(e) of this Agreement and such other matters as MuniYield Florida reasonably may deem necessary or desirable.


      (g) That MuniYield Florida shall have received an opinion of Bingham Dana LLP, as Masachusetts counsel of the Funds, in form and substance satisfactory to MuniYield Dlorida Insured and dated the Exchange Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as MuniYield Florida reasonably may deem necessary or desirable.

      (h) That MuniYield Florida shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

      (i) That MuniYield Florida shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to MuniYield Florida, to the effect that (i) they are independent public accountants with respect to MuniVest Florida within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of such fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniVest Florida included in the N-14 Registration Statement, and inquiries of certain officials of MuniVest Florida responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniVest Florida appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MuniVest Florida or from schedules prepared by officials of MuniVest Florida having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

      (j) That the MuniVest Florida Investments to be transferred to MuniYield Florida shall not include any assets or liabilities which MuniYield Florida, by reason of limitations in the Declaration of Trust or otherwise, may not properly acquire or assume.

      (k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniVest Florida, be contemplated by the Commission.

      (l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniVest Florida or would prohibit the Reorganization.

      (m) That MuniYield Florida shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to MuniYield Florida, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

      (n) That all proceedings taken by MuniVest Florida and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MuniYield Florida.

      (o) That prior to the Exchange Date, MuniVest Florida shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard, the last dividend period for the MuniVest Florida AMPS may be shorter than the dividend period for such AMPS determined as set forth in the applicable Certificate of Designation.

10.   Termination, Postponement and Waivers.

      (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of MuniVest Florida if any condition of MuniVest Florida's obligations set forth in
Section 8 of this Agreement has not been fulfilled or waived by such Board; or
(iii) by the Board of Trustees of MuniYield Florida if any condition of MuniYield Florida's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

      (b) If the transactions contemplated by this Agreement have not been consummated by August 31, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.


      (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their Trustees, trustees, officers, agents or shareholders in respect of this Agreement.


      (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Trustees of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.


      (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund nor any of its officers, Trustees, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, trustee, agent or shareholder of any Fund against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.


      (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of MuniYield Florida Common Shares or MuniYield Florida Series B AMPS, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.   Indemnification.

      (a) MuniVest Florida hereby agrees to indemnify and hold MuniYield Florida harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which MuniYield Florida may incur or sustain by reason of the fact that (i) MuniYield Florida shall be required to pay any corporate obligation of MuniVest Florida, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against MuniVest Florida which were omitted or not fairly reflected in the financial statements to be delivered to MuniYield Florida in connection with the Reorganization; (ii) any representations or warranties made by MuniVest Florida in this Agreement should prove to be false or erroneous in any material respect;
(iii) any covenant of MuniVest Florida has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein attributable to such Fund not misleading or (b) the Joint Proxy Statement and Prospectus delivered to the shareholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein attributable to such Fund, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and
(b) herein insofar as such claim is based on written information furnished to MuniVest Florida by MuniYield Florida.

      (b) MuniYield Florida hereby agrees to indemnify and hold MuniVest Florida harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which MuniVest Florida may incur or sustain by reason of the fact that (i) any representations or warranties made by MuniYield Florida in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of MuniYield Florida has been breached in any material respect, or (iii) any claim is made alleging that
(a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to shareholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to MuniYield Florida by MuniVest Florida.

      (c) In the event that any claim is made against MuniYield Florida in respect of which indemnity may be sought by MuniYield Florida from MuniVest Florida under Section 11(a) of this Agreement, or in the event that any claim is made against MuniVest Florida in respect of which indemnity may be sought by MuniVest Florida from MuniYield Florida under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between MuniYield Florida and MuniVest Florida seeking indemnification that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this
Section 13, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.


12. Other Matters.

      (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), MuniYield Florida will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

                 THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIYIELD FLORIDA FUND (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.


and, further, that stop transfer instructions will be issued to MuniYield Florida's transfer agent with respect to such shares. MuniVest Florida will provide MuniYield Florida on the Exchange Date with the name of any shareholder of MuniVest Florida who is to the knowledge of MuniVest Florida an affiliate of MuniVest Florida on such date.

      (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to any Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

      (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

      (e) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Funds as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose liability on any of them personally, but shall bind only the trust property of each Fund, as provided in such Fund's Declaration of Trust.


      This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                            MUNIYIELD FLORIDA FUND

                                                /s/ Donald C. Burke
                                            By: ---------------------------
                                                Donald C. Burke, Vice
                                                President and Treasurer
Attest:

/s/ Alice A. Pellegrino
-------------------------------------
Alice A. Pellegrino, Secretary
------------------------------
                                            MUNIVEST FLORIDA FUND

                                                /s/Donald C. Burke
                                            By: ---------------------------
                                                Donald C. Burke, Vice
                                                President and Treasurer
Attest:

/s/ Alice A. Pellegrino
-------------------------------------
Alice A. Pellegrino, Secretary
------------------------------

                                                                     EXHIBIT III

                    ECONOMIC AND OTHER CONDITIONS IN FLORIDA


      The following information is a brief summary of factors affecting the economy of the State of Florida (the "State") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of the State, however, it has not been updated. The Funds have not independently verified the information.

      In the early 1990s, the State's unemployment rate generally tracked above that of the nation. Beginning in calendar year 1995, the State's unemployment rate has generally tracked below the national average. The State's unemployment rate is projected to be 4.2% in calendar year 1999 and 4.4% in calendar year 2000, while the nation's unemployment rate for those calendar years is projected to be 4.5% and 4.6%, respectively. (The projections set forth in this Appendix were obtained from a report, prepared by the Revenue and Economic Analysis Unit of the Executive Office of the Governor for the State of Florida, contained within a recent official statement, dated August 20, 1999 for a State of Florida debt offering ("State of Florida Report")).

      During calendar years 1992 through 1998, the State's per capita income is projected to have expanded approximately 29.0%, while the national per capita income increased by approximately 30.3%. The structure of Florida's income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's employment income in calendar year 1998 represented 62.0% of total personal income, while the nation's share of total personal income in the form of wages and salaries and other labor benefits was 72.2%. Florida's income is dependent upon transfer payments controlled by the federal government.


      The State's strong population growth is one fundamental reason why its economy has typically performed better than the nation as a whole. In census year 1980, the State was ranked seventh among the 50 states with a population of
9.7 million people. The State has grown dramatically since then and as of April 1, 1998 ranked fourth with an estimated population of 15.0 million. Since census year 1990, the State's estimated average annual rate of population increase has been approximately 1.9% as compared to an approximately 1.0% for the nation as a whole. While annual growth in the State's population is expected to decline somewhat, it is expected to have grown by over 200,000 new residents per year throughout the 1990s.


      Tourism is one of the State's most important industries. An estimated 48.7 million people visited the State in calendar year 1998, according to the Florida Department of Commerce. Tourism arrivals are expected to increase by 2.0% in fiscal year 1998-99 and 1.7% the following fiscal year. In fiscal year 1998-99, tourist arrivals are projected to approximate 49.7 million. In fiscal year 1999-2000, tourist arrivals are projected to reach 50.6 million. Florida tourism appears to be recovering from the effects of negative publicity regarding crime against tourists in the State. Factors such as "product maturity" of a Florida vacation package, higher prices, and more aggressive marketing by competing vacation destinations, could contribute to a tourism slowdown. The State's fiscal year begins July 1 and ends June 30.

      Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. Total contract construction employment as a share of total non-farm employment declined from 7.5% in the late 1980s to approximately 5.3% in calendar year 1998. Florida, nevertheless, has an important construction industry, with single and multi-family housing starts projected to reach a combined level of 144,000 in fiscal year 1998-99 and 143,000 in fiscal year 1999-2000. Multi-family starts have been slow to recover from the early 1990's recession, but are showing stronger growth now and are expected to approximate 46,500 in fiscal year 1998-99 and 46,300 in fiscal year 1999-2000. Total construction expenditures in fiscal years 1998-99 and 1999-2000 are forecasted to increase 8.6% and 2.5%, respectively. A driving force behind the State's construction industry is its rapid population growth. Net migration to the State is forecasted to slow, although the State's population is expected to have grown by over 200,000 persons per year during the 1990's.


      Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds -- the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. In fiscal year 1996-97, the State derived approximately 67% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax which amounted to 68%, 8%, 4%, 3% and 3%, respectively, of total General Revenue Funds available. State expenditures are categorized for budget and appropriation


                                      III-1
purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1996-97, expenditures from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 53%, 26% and 14%, respectively, of total General Revenues.


      The Sales and Use Tax is the greatest single source of tax receipts in the State. For fiscal year 1996-97, receipts from this source were $12,089 million, an increase of 5.5% from fiscal year 1995-96, although not all of these receipts are credited to the General Revenue Fund. The second largest source of State tax receipts is the Motor Fuel Tax. The collections from this source during fiscal year 1996-97 were $2,012 million, although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the General Revenue Fund. Alcoholic beverage tax revenues totalled $447.2 million for fiscal year 1996-97, an increase of $5.7 million from the previous fiscal year. The receipts of corporate income tax for fiscal year 1996-97 were $1,362.3 million, an increase of 17.2% from fiscal year 1995-96. Documentary stamp tax collections totalled $844.2 million during fiscal year 1996-97, posting an 8.9% increase from the previous fiscal year. Gross receipts utility tax collections for fiscal year 1996-97 totalled $575.7 million, an increase of 6.0% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $952.4 million during fiscal year 1996-97, a 6.3% increase from the previous fiscal year. Recent reductions in the intangible personal property tax rate and expansions in the exclusions from that tax could reduce future revenues from that source. A significant portion of these tax proceeds are unavailable to the General Revenue Fund. The State's estate tax on resident decedents' estates is generally equal to the amount allowable as a credit against federal estate tax for state death taxes paid, and does not increase the estate's total federal estate tax liability. For fiscal year 1996-97, estate tax receipts were $546.9 million, an increase of 30% from the prior fiscal year. In fiscal year 1996-97, State-operated lotteries produced gross revenue of $2.09 billion-State law requires allocating lottery revenues 50% to prizes, at least 38% to public education, and no more than 12% to lottery administrative costs. In fiscal year 1996-97, education received approximately $792.3 million.

      In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal year 1997-1998 in tabular form of these revenues.


                                State of Florida
                             Total General Revenues
                              Fiscal Years 1997-98
                            (in millions of dollars)
                                                                       1997-98
                                                                       Actual
                                                                     -----------
         General Revenue Fund:
         Sales Tax-GR........................................         $11,828.7
         Beverage Tax & Licenses ............................             550.1
         Corporate Income Tax ...............................           1,395.7
         Documentary Stamp Tax ..............................             429.6
         Cigarette Tax ......................................             142.1
         Insurance Premium Tax ..............................             295.5
         Pari-Mutuels Tax ...................................              25.6
         Intangibles Tax ....................................             756.0
         Estate Tax .........................................             595.0
         Interest Earnings ..................................             217.9
         Public Safety Licenses .............................              61.2
         Medical & Hospital Fees ............................              99.8
         Motor Vehicle Charges ..............................              41.3
         Auto Title & Lien Fees .............................              24.0
         Severance Taxes ....................................              35.4
         Service Charges ....................................             383.8
         Other Taxes, Licenses & Fees .......................             262.5
         Less: Refunds ......................................            (204.6)
                                                                       --------
         Net General Revenue ................................         $16,939.4
                                                                       ========

Executive Office of the Governor
Revenue and Economic Analysis
March 8, 1999


                                     III-2

      Those tables also disclose that State Fuel Tax Trust Fund Revenues for fiscal year 1997-1998 were $1,175.7 million.

      For fiscal year 1998-99 the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,481.8 million, a 5.2% increase over 1997-98. The $17,779.5 million in the Estimated Revenues component of the fiscal year 1998-99 total represent a 5.0% increase over the analogous figure in 1997-98. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $18,222.0 million, unencumbered reserves at the end of 1998-99 are estimated at $1,360.7 million. For fiscal year 1999-2000, the estimated total of General Revenue plus Working Capital and Budget Stabilization funds available are $20,133.9 million, a 3.3% increase over the total estimated for fiscal year 1998-99. The $18,555.2 million in the Estimated Revenues component of the estimated 1999-2000 total represent a 4.4% increase over the analogous figure for fiscal year 1998-99.

      The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State would be required in order to impose a personal income tax in the State.

       Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem tax revenues to meet operating expenses and other requirements normally funded with ad valorem tax revenues.

      The State Constitution provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under that provision for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under that provision for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in
Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues may be increased by the Legislature, by a two-thirds vote of each house.

      "State revenues" are defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include:
(i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of Bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; (iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994.

      It should be noted that many of these provisions, which were adopted by constitutional amendment in 1994, are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is uncertain how the Legislature will implement the provisions and whether such implementing legislation will itself be the subject of court interpretation.

      The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, these provisions the future distribution of such State revenues may be adversely affected.


      Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1992, 1995, 1998 and 1999 hurricane seasons. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

      As of August 20, 1999, the State had a bond rating of Aa2 from Moody's Investors Service, Inc., AA+ from Standard & Poor's and AA from Fitch IBCA, Inc. on all of its general obligation bonds. Outstanding general obligation bonds at June 30, 1998 totalled almost $8.7 billion and were issued to finance capital outlay for



                                     III-3
educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued over $787 million of general obligation bonds since July 1, 1998.


      In May 1999, as supplemented in June 1999, the Florida Auditor General notified the Governor's Office that it identified, as of September 30, 1997, forty local government entities as meeting one or more of the financial emergency conditions prescribed by State statute. The Auditor General's notification indicated that ten of those local government entities (including the City of Miami) were on September 30, 1997 in a state of financial emergency. Stating that a statutorily defined financial emergency is not necessarily indicative of a local governmental entity's solvency or ability to pay its current financial obligations, the Auditor General's notification indicated that the remaining thirty local government entities were not facing a true financial crisis and / or the financial emergency was due to accounting practices. For these purposes, a state of emergency is considered two consecutive years of budget deficits. Municipalities or special districts that may be in a state of financial emergency are those that the Auditor General was unable to conclude had sufficient revenues to cover their deficits. The operations of all these entities mentioned in the Auditor General's notification may be adversely affected by their financial condition.



                                     III-4

                                                                      EXHIBIT IV

                     SECTIONS 86 THROUGH 98 OF CHAPTER 156B
                        OF THE MASSACHUSETTS GENERAL LAWS
                  (THE MASSACHUSETTS BUSINESS CORPORATION LAW)

ss. 86. Sections applicable to appraisal; prerequisites

      If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before taking the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

ss. 87. Statement of rights of objecting stockholders in notice of meeting; form

      The notice of the meeting of stockholders at which the approval of such proposed action to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

      "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

ss. 88. Notice of effectiveness of action objected to

      The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

ss. 89. Demand for payment; time for payment

      If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

ss. 90. Demand for determination of value; bill in equity; venue

      If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

ss. 91. Parties to suit to determine value; service

      If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

ss. 92. Decree determining value and ordering payment; valuation date

      After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of the instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

ss. 93 Reference to special master

      The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

ss. 94. Notation on stock certificates of pendency of bill


      On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.


ss. 95. Costs; interest

      The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

ss. 96. Dividends and voting rights after demand for payment

      Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote, approving the proposed corporate action) unless:

      1) A bill shall not be filed within the time provided in section ninety;

      2)    A bill, if filed, shall be dismissed as to such stockholder; or

      3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

      Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

ss. 97. Status of shares paid for

      The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

ss. 98. Exclusive remedy; exception


      The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude in the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

                                                                       EXHIBIT V

                           RATINGS OF MUNICIPAL BONDS

Description of Moody's Investors Service, Inc.'s ("Moody's") Municipal Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which arc rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

      Short-term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1 /VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality ... but ... lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

      A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

      The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation;

                  III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB               Debt rated "BBB" exhibits adequate protection parameters.
                  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB                Debt rated "BB," "B," "CCC," "CC", and "C" are regarded as
B                 having significant speculative characteristics. "BB" indicates
CCC               the least degree of speculation and "C" the highest degree of
C                 speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

c The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      -- Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

      -- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest


Description of Fitch IBCA, Inc.'s ("Fitch") Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR Indicates that Fitch does not rate the specific issue.

Conditional

      A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended

      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn

      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert

      Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

Ratings Outlook

      An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Description of Fitch's Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD               Bonds are in default on interest and/or principal payments.
DD                Such bonds are extremely speculative and should be valued on
D                 the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+".

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-l" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                                   COMMON SHARES

                             MUNIYIELD FLORIDA FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

    The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of MuniYield Florida Fund (the "Fund") held of record by the undersigned on October 20, 1999 at a Special Meeting of Shareholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

    This proxy when properly executed will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.


    By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


               (continued, and to be signed on the reverse side)

    Please mark boxes /X/ or [X] in blue or black ink.

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniVest Florida Fund.

         For |_|                  Against |_|              Abstain |_|

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


                        Dated: _______________________________


                        X_____________________________________
                                       Signature

                        X_____________________________________
                                Signature, if held jointly

   Sign, date and return the Proxy Card promptly using the enclosed envelope.

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES

                             MUNIYIELD FLORIDA FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

    The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Fund (the "Fund") held of record by the undersigned on October 20, 1999 at a Special Meeting of Shareholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

    This proxy when properly executed will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.


    By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


               (Continued, and to be signed on the reverse side)

    Please mark boxes /X/ or [X] in blue or black ink.

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniVest Florida Fund.

         For |_|                  Against |_|              Abstain |_|

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof. If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares, in the same proportion as votes cast by holders of Auction Market Preferred Shares, who have responded to this proxy solicitation.

                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                        Dated: _______________________________


                        X_____________________________________
                                   Signature

                        X_____________________________________
                                Signature, if held jointly

   Sign, date and return the Proxy Card promptly using the enclosed envelope.

                                                                   COMMON SHARES

                              MUNIVEST FLORIDA FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

    The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of MuniVest Florida Fund (the "Fund") held of record by the undersigned on October 20, 1999 at a Special Meeting of Shareholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

    This proxy when properly executed will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

    By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

               (Continued, and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield Florida Fund.

         For |_|                  Against |_|              Abstain |_|

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated: _______________________________


                        X_____________________________________
                                   Signature

                        X_____________________________________
                                Signature, if held jointly

   Sign, date and return the Proxy Card promptly using the enclosed envelope.

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES

                              MUNIVEST FLORIDA FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

    The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniVest Florida Fund (the "Fund") held of record by the undersigned on October 20, 1999 at a Special Meeting of Shareholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

    This proxy when properly executed will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

    By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

               (Continued, and to be signed on the reverse side)

    Please mark boxes /X/ or [X] in blue or black ink.

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield Florida Fund.

         For |_|                  Against |_|              Abstain |_|

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof. If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares, in the same proportion as votes cast by holders of Auction Market Preferred Shares, who have responded to this proxy solicitation.

                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated: _______________________________


                        X_____________________________________
                                   Signature

                        X_____________________________________
                                Signature, if held jointly

   Sign, date and return the Proxy Card promptly using the enclosed envelope.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.

      Section 5.3 of the Registrant's Declaration of Trust provides as follows:

      "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

      The Registrant's By-Laws provide that insofar as the conditional advancing of indemnification moneys pursuant to Section 5.3 of the Declaration of Trust for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the receipt to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with any successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

      Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant's Common Shares, a form of which was filed as an exhibit to the Common Shares Registration Statement, and (ii) Section 7 of the

      Purchase Agreement relating to the Registrant's AMPS, a form of which was filed as an exhibit to the to the AMPS Registration Statement (defined below), for provisions relating to the indemnification of the underwriter.


Item 16.  Exhibits.


1   (a)   --   Declaration of Trust of the Registrant, dated January 21, 1992.
    (b)   --   Amendment to Declaration of Trust relating to term of office of
               Trustees.
    (c)   --   Form of Certificate of Designation creating the Series A AMPS.
    (d)   --   Amendment to Certificate of Designation, dated April 6, 1992.*
    (e)   --   Form of Certificate of Designation creating the Series B AMPS.(a)
2         --   By-Laws of the Registrant.
3         --   Not Applicable.
4         --   Form of Agreement and Plan of Reorganization among the Registrant and MuniVest Florida Fund (included in Exhibit II to the Proxy
               Statement and Prospectus contained in this Registration
               Statement).
5   (a)   --   Copies of instruments defining the rights of shareholders, including the relevant portions of the Declaration of Trust and the By-Laws of the Registrant. (b)
    (b)   --   Form of specimen certificate for the Common Shares of the
               Registrant.
    (c)   --   Form of specimen certificate for the AMPS of the Registrant
6         --   Form of Investment Advisory Agreement between Registrant and
               Fund Asset Management, L.P.
7   (a)   --   Form of Purchase Agreement for the Common Shares.
    (b)   --   Form of Purchase Agreement for the AMPS.
    (c)   --   Form of Merrill Lynch Standard Dealer Agreement.
8         --   Not applicable.
9         --   Custodian Agreement between the Registrant and The Bank of New
               York
10        --   Not applicable.
11        --   Opinion and Consent of Brown & Wood LLP, counsel for the
               Registrant.
12        --   Private Letter Ruling from the Internal Revenue Service*
13  (a)   --   Transfer Agency, Dividend Disbursing Agency and Shareholder
               Servicing Agency Agreement between the Registrant and The Bank of New York
    (b)   --   Form of Auction Agent Agreement between the Registrant and IBJ
               Whitehall Bank & Trust Company
    (c)   --   Form of Broker-Dealer Agreement between the Auction Agent and
               Lehman Special Securities Incorporated.
    (d)   --   Form of Broker-Dealer Agreement between the Auction Agent and
               Kidder Peabody & Co.
    (e)   --   Form of Broker-Dealer Agreement between the Auction Agent and
               Merrill Lynch, Pierce, Fenner & Smith Incorporated.
    (f)   --   Form of Letter of Representations.
14  (a)   --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
    (b)   --   Consent of Deloitte & Touche LLP, independent auditors for
               MuniVest Florida Fund.
15        --   Not applicable.
16        --   Power of Attorney (Included on the signature page of this
               Registration Statement).


----------
*  To be filed by amendment.


(a) Filed on October 4, 1999 as an Exhibit to the Registrant's Registration Statement on Form N-14 (File No. 333-88355).
(b) Reference is made to Section 3.4, Article V, Article VI (sections 1,2,4,5 and 7), Article VIII, Article IX and Article X of the Registrant's Declaration of Trust, filed as Exhibit 1(a) to this Registration Statement; and to Article I, Article II, Article V, Article VI and Article VII of the Registrant's By-Laws, filed as Exhibit 2 to this Registration Statement.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                   SIGNATURES


      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 10th day of November, 1999.


                                         MUNIYIELD FLORIDA FUND
                                            (Registrant)


                                         By /s/ Terry K. Glenn
                                         -----------------------------
                                            (Terry K. Glenn, President)

      Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signatures                     Title                      Date
         ----------                     -----                      -----


     /s/ Terry K. Glenn       President and Trustee
---------------------------     (Principal Executive Officer)
      (Terry K. Glenn)                                        November 10, 1999


     /s/ Donald C. Burke       Treasurer (Principal Financial
---------------------------      and Accounting Officer)
      (Donald C. Burke)                                       November 10, 1999


     /s/ James H. Bodurtha     Trustee                        November 10, 1999
---------------------------
     (James H. Bodurtha)


     /s/ Herbert I. London     Trustee                        November 10, 1999
---------------------------
     (Herbert I. London)


     /s/ Robert R. Martin      Trustee                        November 10, 1999
---------------------------
     (Robert R. Martin)


     /s/ Joseph L. May         Trustee                        November 10, 1999
---------------------------
       (Joseph L. May)


     /s/ Andre F. Perold       Trustee                        November 10, 1999
---------------------------
      (Andre F. Perold)


     /s/ Arthur Zeikel         Trustee                        November 10, 1999
---------------------------
       (Arthur Zeikel)

                                  EXHIBIT INDEX


1   (a) -- Declaration of Trust of the Registrant, dated January 21, 1992.
    (b) -- Amendment to Declaration of Trust relating to term of office of Trustees.
    (c) -- Form of Certificate of Designation creating the Series A AMPS
2       -- By-Laws of the Registrant.
5   (b) -- Form of specimen certificate for the Common Shares of the Registrant.
    (c) -- Form of specimen certificate for the AMPS of the Registrant.
6       -- Form of Investment Advisory Agreement between Registrant and Fund
           Asset Management, L.P.
7   (a) -- Form of Purchase Agreement for Common Shares.
    (b) -- Form of Purchase Agreement for AMPS.
    (c) -- Form of Merrill Lynch Standard Dealer Agreement.
9       -- Custodian Agreement between the Registrant and the Bank of New York.
11      -- Opinion and Consent of Brown & Wood LLP, Counsel for the Registrant.
13  (a) -- Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing
           Agency Agreement between the Registrant and the Bank of New York.
    (b) -- Form of Auction Agent Agreement between the Registrant and IBJ Whitehall Bank & Trust Company.
    (c) -- Form of Broker-Dealer Agreement between the Auction Agent and Lehman Special Securities Incorporated.
    (d) -- Form of Broker-Dealer Agreement between the Auction Agent and Kidder Peabody & Co.
    (e) -- Form of Broker-Dealer Agreement between the Auction Agent and
           Merrill Lynch, Pierce, Fenner & Smith Incorporated.
    (f) -- Form of Letter of Representations.
14  (a) --  Consent of Deloitte & Touche LLP, independent auditors for the
           Registrant.
    (b) --  Consent of Deloitte & Touche LLP, independent auditors for
           MuniVest Florida Fund.